IDEX SERIES FUND Annual Report
SEPTEMBER 30, 1996
OCTOBER 31, 1996

Fellow Shareholders:

All things considered, it's been another wonderful year.
Indeed, the Dow Jones Industrial Average, perhaps the most widely known market measure in the world, now stands more than a thousand points higher than it did just twelve months ago. A spectacular pace to be sure, and notably faster than the market's historical average of 10% a year. Moreover, the 100-year-old bellwether is helping to measure what many believe to be the seventh year of the most consistent bull market in history.
But make no mistake, over the course of this last year the financial markets have been buffeted by more volatility than they-and we-have experienced in some time. As a result, it's left a degree of nervousness not typically associated with the average investor in the midst of a bull market.
The relatively measured rise in the stock market averages does, in fact, mask some rather abrupt corrections in many issues, especially in some of the more unseasoned sectors of the market. Furthermore, the bond market has been tumultuous at times as well, with long rates, so widely expected to move towards 5% as 1996 began, nudging instead above 7%. Not so surprisingly, this commotion has occasionally left many folks a bit unnerved with regard to their own financial plans, especially considering how far the markets have come in such a short time.
We're pleased we can play a part in your unique financial plan. We're extremely proud of the manner in which our individual portfolio managers have guided their Portfolios through these recent and remarkable times and we're delighted with the extraordinary results they have posted. Please take a few minutes and review the personal comments from these outstanding professionals regarding their respective Portfolios and just how they've been investing for them. We invite you to evaluate these reports and review the data, including major equity positions and industry weightings. All of this information is intended to provide an insight into what has been some of the industry's finest performance. This period also marks a uniquely important event in the continuing development of our IDEX family of funds-completion of a reorganization of IDEX Fund and IDEX Fund 3 into the IDEX II Series Fund Growth Portfolio. Effective with the reorganization's implementation on September 20, 1996 the IDEX II Series Fund has now become the IDEX Series Fund. While this change has virtually no effect on the underlying investments, the streamlining of operations does allow us the chance to reduce expenses based on a larger Growth Portfolio asset base. All of the details are included in the Prospectus/Proxy Statement dated July 25, 1996. To streamline administration of tax reporting for the Portfolios, IDEX Series Fund has also changed its fiscal year end from September 30 to October 31. We have also included, in this report, information for the one month period ended October 31, 1996. Future semiannual and annual reports will be for periods ended April 30 and October 31, respectively. Please call IDEX Customer Service at 1-800-851-9777 for more information on this or any other IDEX matter.
As we look forward to next year, we can be sure of our commitment to bring you incomparable service and superior investment opportunities. As for the financial markets, however, we can't make any predictions. For the fact remains, in the short term the markets lack predictability. In the long term, though, they are less volatile. Strong returns are usually not achieved by moving in and out of the market. They come from staying invested-through good times and bad. Investing, after all, is not an activity, it's a process.
The Portfolios of the IDEX Series Fund are managed not only with long-term results in mind but long-term relationships as well. Our highest priority remains the safety of the funds you've entrusted to us. We respect your personal task of financial planning and appreciate the opportunity to help.
 Sincerely yours,
/s/ Jack R. Kenny          /s/ G. John Hurley
-----------------          -----------------
Jack R. Kenny              G. John Hurley


Aggressive Growth Portfolio
The markets have been dominated over the last twelve months by strong divergent opinions concerning the economy, specifically whether or not the economy is growing too fast, which will lead to inflation and tighter monetary policy, or growing at a modest rate with low inflation and no Fed action. Exacerbating these divergent opinions on the economy were the severe snowstorms in the northeast as well as a partial government shutdown early in the year. Additionally, certain industries like technology, particularly semiconductor companies, experienced disappointing earnings in the fourth quarter of 1995 and the first quarter of 1996. These factors all contributed to extremely volatile market conditions. The Aggressive Growth Portfolio underperformed its benchmark index, the S&P 500, for the year ended September 30, 1996. We invite you to review the Portfolio Performance page for details.
The one event which stands out the most was the correction the markets experienced between June and July. The S&P 500 and NASDAQ Composite both declined rapidly and dramatically, leaving investors asking "Why?" The answer appears to be related to the continued divergent opinions about the economy as well as several important spot events. These included extremely disappointing earnings reports from Motorola and Hewlett Packard (neither stock was owned by the Portfolio), which touched off a wave of panic selling in technology stocks, a slowdown in June mutual fund purchases, and pressure on several companies in the medical field, especially HMO's, as they reported very disappointing earnings.
As a result of the sell-off, we eliminated some of the Portfolio's more controversial technology stocks as well as other holdings we felt would suffer over the short term. In total, we eliminated 22 holdings in the third quarter of 1996, including companies such as Linear Technology, Altera Corp., United Healthcare Corp., and Oxford Health Plans, Inc. These eliminations, coupled with consistently strong net cash flows, brought the cash position of the Portfolio to 19.9% by the end of July. While this cash position may not have been large enough to meaningfully slow down the decline (our studies show a 40% cash position is required), it did provide some protection. Additionally, the war chest of cash which was built up in July provided ample opportunity to purchase stocks at exceptional prices when the market started to rebound in August. In total, the Portfolio added 14 new holdings in the third quarter, including Home Depot, Inc., Citicorp, Sun Microsystems, and Dollar General Corp.
Along with the markets, the Aggressive Growth Portfolio rebounded nicely in August and September as it became apparent that the economy was growing at a slower pace than previously imagined. As a result, the Federal Reserve passed on tightening interest rates at both the August 20th and September 24th Federal Open Market Committee meetings. The economic facts appear to be unchanged. Some data, such as Consumer Confidence numbers and the recent bounce in the National Association of Purchasing Managers Index, suggest some economic vigor. On the other hand, there is mounting evidence that the economy is in fact slowing. Most notable are the decline in auto sales (August), spotty retail sales as well as the August/September Federal Reserve Beige Book which suggests modest growth. A significant fact supporting the thesis that the second half will decelerate from the first half is that spot checks of credit card providers show an almost uniform desire to curtail credit.
The fact remains that inflation is not really an issue despite all of the lip service which the financial press has given it. The bond market continues to trade in a comparatively narrow bandwidth between 6.75% and 7.20% as the economy continues to be ambiguous about its strength. In addition, there has been a resurgence in monthly cash flows back to equity funds. Moreover, the relationship between the earnings yield on stocks and the yield of the long bond continues to be very favorable, which suggests the possibility for excellent stock market conditions for the fourth quarter.
The recent surge in the equity averages has brought growth stocks to very low valuations. This sets up the probability that as investors look towards 1997 earnings, they will turn to growth stocks as a way to invest surplus cash. Should this happen, it could mean strong performance for the Aggressive Growth Portfolio.
/s/David Alger
--------------
David Alger
Aggressive Growth Portfolio Manager


Aggressive Growth Portfolio

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $15,901.

Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                             From    Inception
                                 1 year   Inception     Date
 Class A (without sales load)      (4.91)%    32.87%   12/2/94
 Class A** (with sales load)      (10.13)%    26.51%   12/2/94
 S&P 500***                        20.20%     28.40%   12/2/94
 Class B (without sales load)      (5.33)%    (5.33)%  10/1/95
 Class B**(with sales load)       (10.33)%   (10.33)%  10/1/95
 Class C                           (5.22)%    32.36%   12/2/94


* Aggressive Growth Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
** Aggressive Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Aggressive Growth Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by major industry as a percentage of net assets
                         9/30/96          9/30/95
Basic Materials               1.7%           -
Consumer Cyclical            16.2%           11.8%
Consumer Non-Cyclical        13.7%           11.5%
Energy                        3.6%           -
Financial                    10.6%           2.3%
Industrial                    6.2%           3.0%
Technology                   39.1%           82.9%
Utilities                     0.9%           --
Short-term                    9.8%           --

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Capital Appreciation Portfolio
After finishing 1995 on a downward stroke, interest rates have risen substantially throughout 1996, largely due to inflationary concerns. The third quarter saw modest swings in interest rates, although Treasuries finished near where they began. Despite these fluctuations, most markets continued to advance, though the sharp downdraft in July and August punished small and mid-cap stocks. Still, large stocks ended the period in or near record territory and smaller stocks were not far behind. We are pleased to report that for the year ended September 30, 1996, the Capital Appreciation Portfolio outperformed its benchmark indexes, the S&P 400 and the S&P 500. We invite you to review its corresponding Portfolio Performance page for details.
The environment for equities right now is decidedly mixed. When interest rates backed up in July, small and mid-cap stocks were subjected to indiscriminate selling. Rates rose because the bond market believed the robust economic growth of the second quarter would force the Federal Reserve Board's hand and produce an upturn in interest rates. This scenario failed to materialize, however, and when the Fed failed to raise short-term rates at its August and September meetings, long-term rates did an about-face and moved below 7%. Large stocks rebounded quickly, and the small and mid-cap sectors staged a moderate comeback that intensified at the end of September.
During the second quarter, I added positions in Matrix Pharmaceuticals and Fastenal. Our original analysis indicated that Matrix had a promising new drug delivery system. Matrix experienced a breakdown in the third quarter, however, which forced its liquidation at a loss. This occurred because subsequent testing of the drug delivery system demonstrated shockingly lower efficacy than earlier testing. In addition, marketing costs for another compound Matrix had developed were way above the company's original estimates. The discrepancies were simply too great to hold the stock. Matrix was a mistake.
Fastenal, however, has made the kind of steady progress our projections indicated, so I used market weakness to build the position. The addition of tools and other equipment lines to Fastenal's base of industrial fasteners should provide predictable earnings growth and support a higher stock price.
I also purchased more shares of Global DirectMail, which sells computer peripherals and office products through its commercial catalogue. The company continues to grow at 25% to 35% annually and is now offering high-ticket computer hardware via its catalogue. Family Golf Centers is another exciting concept that has also been meeting or exceeding our estimates. The company's golf centers combine heated driving ranges, a pro shop, and elaborate miniature golf courses. Revenue and earnings have been growing internally and via acquisitions of large "mom and pop" driving ranges. PriCellular, which provides cellular services to small, strategically located markets where competition is low, also performed well due to subscriber growth in excess of 50%. Finally, Wisconsin Central traded well because Wall Street is starting to appreciate the attractiveness of the company's acquisition of British Rail's freight operations from the U.K. government.
Among our foreign holdings, J.D. Wetherspoon and PizzaExpress were standouts. Wetherspoon, a British pub chain, reported earnings growth of 50% despite adopting more conservative accounting methods. PizzaExpress' earnings also grew by 50% and it continues to be one of the best managed companies we own.
I am still holding Paging Network, HFS, and DepoTech, all of which declined this quarter under pressure from the general market. Paging Network is the subject of concerns about competition from Personal Communication Systems, concerns I believe are overblown. The company's new paging service, Voice Now, which functions like an answering machine, is due for rollout in early 1997. Paging Network's core business is still growing at better than 35%, even without the Voice Now product. I did trim our position in HFS, the hotel franchisor, although the stock remains a large position. The stock has tripled since we started buying it, and I continue to own it in size because the company's prospects are still improving and pushing our estimates higher. HFS is purchasing rental car company Avis in October and has announced an agreement to acquire Resort Condominiums International, a condominium timeshare service. With regard to DepoTech, while the stock was hit hard in the July selloff, the fundamentals have actually improved. The company has developed an injectable pain-relief compound that can be applied directly to a very specific site (for example, to a knee post-surgically) and thus mitigate the need for a general, or systemic, pain reliever.
All together, I believe we own some very exciting companies. If the apparent slowdown in economic growth that emerged near quarter end proves a temporary development, or if the Federal Reserve Board's recent inaction on interest rates proves an election year fluke, it will raise the hurdle for stock selection. My focus remains on finding stocks of companies with rapid earnings growth (at least 15%), low risk (predictability, sustainability), and a low price (underowned, underfollowed) relative to future growth prospects.
Despite the emphasis on investing in low-risk businesses, it's likely we will still have our share of failures. I was highly disappointed by our losses in Matrix Pharmaceuticals and Medaphis, for example. Overall, however, my enthusiasm is undiminished. The combination of sound strategy and diligent research should allow us to be invested in rapidly growing companies while having less than our "fair" share of disappointments, in the long-term.
/S/James P. Goff
----------------
James P. Goff
Capital Appreciation Portfolio Manager


Capital Appreciation Portfolio

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $15,894.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                             From       Inception
                                  1 year   Inception       Date

 Class A (without sales load)     24.35%    32.87%        12/2/94
 Class A** (with sales load)      17.50%    28.81%        12/2/94
 S&P 500***                       20.20%    28.40%        12/2/94
 S&P 400***                       14.00%    24.00%        12/2/94
 Class B (without sales load)     23.63%    23.63%        10/1/95
 Class B** (with sales load)      18.63%    18.63%        10/1/95
 Class C                          23.63%    32.23%        12/2/94

* Capital Appreciation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Capital Appreciation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Capital Appreciation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***The Standard & Poor's 500 Index and Standard & Poor's MidCap 400 Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by major industry as a percentage of net assets
                         9/30/96   9/30/95

Basic Materials             2.2%    4.1%
Consumer Cyclical          38.4%   22.1%
Consumer Non-Cyclical      15.4%   17.6%
Financial                   5.3%   15.0%
Independent                    -    2.4%
Industrial                 12.9%    6.3%
Technology                 24.0%   23.3%
Utilities                   1.5%    5.1%
Short-term                  4.0%    1.9%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Global Portfolio
After declining throughout 1995, interest rates experienced sharp increases this year. Yield on the 30-year U.S. Treasury Bond jumped nearly 1% through September alone, resulting in substantial market volatility. Still, equity markets on the whole performed relatively well. We obtained good returns from a number of our holdings, including many of our European positions. We are pleased to report that for the year ended September 30, 1996, the Global Portfolio outperformed its benchmark index, the Morgan Stanley Capital International World Index. We invite you to review its corresponding Portfolio Performance page for details. The price volatility this past quarter did not slow our selection process. On the contrary, it actually abetted it. I have long maintained that our rigorous bottom-up investment approach works even better in erratic markets because volatility further exaggerates market inefficiencies. Stocks tend to become overvalued or undervalued to a much greater degree, and I can capitalize on these discrepancies.
A good example would be Danka Business Systems, a British marketer of copier and other office equipment. The company is fast becoming a dominant competitor in a consolidating industry and is benefiting from a growing trend toward outsourcing copier and printing operations. Our estimates indicate that Danka should grow 25% to 30% annually over the next three years. But costs associated with the company's rapid growth impacted second quarter results and the stock declined. We decided this setback was temporary, and I was able to build a position when the stock appeared cheap. Our analysis proved correct, and the stock gained over 35% in the third quarter.
Rentokil also made a significant contribution to the Portfolio's results. The company provides a variety of commercial services, from pest control to hospital waste management and disposal. Rentokil is extremely well-managed and has been growing internally as well as through acquisitions. The stock's strong performance the last three months was driven by the company's acquisition of a major competitor, whose operations it quickly streamlined. The market has seemingly awakened to the fact that Rentokil is producing a powerful and consistent earnings stream through its expanding network of global operations. In the U.S., SunGard Data Systems and EDS performed well. EDS is a familiar, but powerful story. The company is a dominant provider of data processing to business, and over the next 12 months will be bidding on billions in contracts. SunGard, a provider of disaster recovery systems and investment data and software services, posted good results. The company's investment service programs are experiencing good demand, and its data recovery systems have enormous potential. SunGard stores data off-site, in a secure location, for a monthly fee. These fees provide SunGard with a very consistent revenue and earnings stream. SunGard is also aggressively marketing its back-up capabilities to client-server networks, which is an enormous market.
AMRE was a major disappointment for us. The company provides remodeling services to Century 21, a subsidiary of HFS. Third quarter results were well below estimates and the stock sold off. We are still expecting strong numbers in 1997 and 1998, however, so I am holding the position. Medaphis, which provides accounting and billing services to physician's groups, hit an air pocket when the company had trouble consolidating several recent acquisitions, and earnings failed to make our estimates. Due to its unclear earnings outlook, I sold the stock. Longtime holding Millicom International, a cellular services and equipment provider in emerging markets, came under profit-taking recently. Its business is still very robust, however, and I am maintaining the position. Economic data in September suggested the U.S. economy was slowing, while markets in that both the U.S. and Europe rallied. The financial markets in general, however, remain very sensitive to U.S. interest rates. On the opposite side of the coin, the excellent business climate, benign inflation, and low interest rates are lending considerable support to equity prices. If rates should begin to move up again, however, the current positive environment could change dramatically. Whatever course the broad market chooses, good individual stock selection can mitigate downtrends and amplify advances. That remains my focus. /S/Helen Young Hayes
--------------------
Helen Young Hayes
Global Portfolio Manager


Global Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (10/1/92) was worth $21,741.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                                 From    Inception
                                    1 year    Inception     Date
 Class A (without sales load)       25.04%       23.13%   10/1/92
 Class A**(with sales load)         18.18%       21.42%   10/1/92
 MSCIW***                           14.20%       14.40%   10/1/92
 Class B (without sales load)       24.70%       24.70%   10/1/95
 Class B** (with sales load)        19.70%       19.70%   10/1/95
 Class C                            24.91%       19.07%   10/1/93

* Global Portfolio performance includes dividends and capital gains reinvested.
Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Global Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Global Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by major industry as a percentage of net assets
                             9/30/96   9/30/95

Basic Materials                2.6%      1.0%
Consumer Cyclical             16.3%     23.0%
Consumer Non-Cyclical         19.6%     14.6%
Energy                           --      0.6%
Financial                     10.2%     10.8%
Independent                    2.7%      7.1%
Industrial                    19.1%     10.9%
Technology                    24.1%     26.9%
Utilities                      1.3%      1.4%
Short-term                     3.4%        --

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Global Portfolio
     Investment Holdings By Country

                         SEPTEMBER 30, 1996
          As a Percentage of Net Assets
Europe                (61.07%)
Austria                  1.12%
Belgium                  1.11%
Denmark                  0.15%
Finland                  2.69%
France                   3.26%
Germany                  8.45%
Italy                    3.14%
Luxembourg               1.69%
Netherlands              7.74%
Norway                   0.23%
Portugal                 0.34%
Spain                    0.07%
Sweden                   9.34%
Switzerland              8.81%
United Kingdom          12.93%

Asia/Pacific Rim      (14.37%)
Hong Kong                1.25%
India                    1.34%
Indonesia                1.27%
Japan                    8.54%
New Zealand              0.01%
Philippines              0.88%
South Korea              0.83%
Taiwan                   0.18%
Thailand                 0.07%

Latin America          (6.08%)
Argentina                0.75%
Brazil                   1.48%
Chile                    0.26%
Mexico                   2.77%
Peru                     0.82%

Middle East/Africa     (1.64%)
Israel                   1.46%
South Africa             0.18%

Australia
Australia                1.31%

North America         (15.53%)
Canada                   0.67%
United States           10.77%
Cash and Other           4.09%



Growth Portfolio
While 1995 closed out one of the strongest financial markets on record, 1996 ushered in renewed volatility. More recent fluctuations have served to remind investors that the market can move in two directions. In some areas, such as technology and other high multiple stocks, the action was brutal, marked in many cases by indiscriminate selling. Even though the August rebound and the rally in September gave a lift to large stocks, technology and smaller issues did not begin to catch up until late September.
Although the Growth Portfolio performed well for the year, third quarter performance was negatively affected as many of our faster-growing, high-multiple companies were unable to match the performance of larger companies. A few of our technology positions also lagged, although several large holdings performed well. Overall, we are pleased to report that for the year ended September 30, 1996, the Portfolio outperformed its benchmark index, the S&P 500. We invite you to review its corresponding Portfolio Performance page for details.
The volatility in equities can be traced directly to interest rates. Rates rose mostly because the bond market believed the strong economic growth of the second quarter would force the Federal Reserve Board's hand and precipitate an upturn in interest rates. But this scenario failed to materialize. Instead, after the Fed left short-term rates unchanged at its August and September meetings, long rates did an about-face and once again moved below 7%, setting in motion record highs in several equity indexes.
Given the market's volatility, my strategy was to stay the course. We had a similar market phenomenon this past January, when stocks with superior fundamentals lagged the market. I firmly believe the underlying fundamentals of our companies continue to be such that they will provide above-market returns over time, though they may fluctuate adversely from quarter to quarter. Therefore, my investment strategy remains unchanged. I intend to focus on individual companies that are poised to capitalize on fundamental changes in economic and demographic trends, both here and abroad. I am enthusiastic about sectors such as health care, financial services, telecommunications, technology, and some selected retailers that I believe have especially exciting prospects. I want to purchase companies within these areas that have exceptional individual characteristics. The short-term risk may be higher with some of these companies than with more mature businesses, but the long-term potential is proportionately much higher as well. I have maintained a relatively high cash position during the recent months because even when I found a company that fit my criteria, I held out for better prices. In a volatile market, the best strategy is often to be opportunistic-and patient.
Several of the Portfolio's large holdings posted good results this year. Cisco Systems, the dominant equipment provider for the entire networking spectrum, grew sales last year by 60% and still is selling at only 25 times our forward year's earnings estimates. Drug developer Pfizer also posted good results, as did other familiar names, including Ascend Communications, a provider of Internet connecting equipment; Citicorp; Microsoft, whose new NT software is experiencing excellent demand; and Oxford Health Plans, perhaps the most highly respected HMO in the country.
I took profits in U.S. Robotics, a developer and marketer of high-speed modems and software for network management systems, when the growth rate began to slow. I also trimmed HFS slightly, although it remains a very large position. The stock has been a terrific performer, and we continue to own it in size because the company's prospects are still improving and pushing our estimates higher. The company continues to build an incredible cross-selling network around its lodging and real estate subsidiaries. HFS is purchasing rental car company Avis in October and has announced an agreement to acquire Resort Condominiums International, a condominium timeshare service.
As I suggested earlier, this year's market volatility is the product of the investment community's uncertainty about current economic conditions and their consequences for future inflation. Moreover, the economy continues to give off mixed signals-inflation is low, but housing demand is very robust and consumer confidence is still hovering somewhere in the stratosphere. The Federal Reserve Board seems to believe the economy is slowing, and weakness in August durable goods orders lent credence to the Fed's stance. But with corporate profits slowing (albeit from record levels), stocks remain very sensitive to rate movements. If interest rates remain stable or decline, earnings gains should provide solid support for equities.
Still, I intend to be patient in putting cash to work. In general, I will try to capitalize on individual price declines and general market volatility to build positions.
/S/Scott Schoelzel
------------------
Scott Schoelzel
Growth Portfolio Manager



Growth Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (5/8/86) was worth $47,351.
Note: Performance of Class B, C and T Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                                          From   Inception
                               1 year   5 year  10 year Inception  Date
 Class A (without sales load)  22.41%   13.77%   17.69%   16.76%  5/8/86
 Class A** (with sales load)   15.67%   12.49%   17.02%   16.12%  5/8/86
 S&P 500****                   20.20%   15.20%   14.90%   14.20%  5/8/86
 Class B (without sales load)  21.87%        -        -   21.87% 10/1/95
 Class B** (with sales load)   16.87%        -        -   16.87% 10/1/95
 Class C                       22.15%        -        -   15.39% 10/1/93
 Class T*** (w/o sales load)   22.92%   14.17%   17.59%   17.57% 9/20/96
 Class T*** (with sales load)  12.49%   12.16%   16.54%   16.66% 9/20/96

*    Growth Portfolio performance includes dividends and capital gains reinvested.
Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Growth Portfolio Class B Shares performance reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    Growth Portfolio Class T Shares are owned by the former shareholders of
IDEX Fund and IDEX Fund 3 as a result of the recent reorganization. Historical performance is that of IDEX Fund, from inception on 6/4/85 until the reorganization on 9/20/96. The average annual total return for Class T Shares for the period from 9/20/96 - 9/30/96 was 0.81%. All future performance will be based solely on Class T Shares. Class T Shares performance with sales load reflects the maximum sales charge of 8.5%.

****   The Standard & Poor's 500 Stock Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

          Investments by major industry as a percentage of net assets
                              9/30/96   9/30/95

Basic Materials                 -        1.4%
Consumer Cyclical              9.3%      5.0%
Consumer Non-Cyclical         17.6%     10.2%
Financial                     17.1%     13.6%
Independent                    1.6%      --
Industrial                      -        0.4%
Technology                    38.1%     58.6%
Utilities                      0.3%       -
Long-term U.S. Gov't           1.4%      3.0%
Short-term                    15.0%      8.3%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



C.A.S.E. Portfolio
The C.A.S.E Growth Portfolio commenced investment operations February 1, 1996. Its objective of capital growth is achieved through investments in common stocks of large and small-to-medium-sized companies.
Since the Portfolio's inception, the stock market has been extremely volatile-the S&P 500 reached new highs in September after falling 4.6% in July. The NASDAQ has been even more volatile. Our strategy is to invest in stocks of companies with above-average management, solid balance sheets, below market price-to-earnings ratios (on both a leading and a lagging basis), above market insider and institutional buying, and earnings estimates that are being revised upwards. While generally employing a buy-and-hold posture until fundamentals dictate a change, the Portfolio may use short-term strategies to take advantage of changing market conditions.
The months of July, August, and September have essentially been a microcosm of the market's mood in 1996. Rapid moves, wide price fluctuations, and quick leadership changes are clear symptoms of the uncertainty in the minds of investors. Will interest rates rise or fall? Is inflation rising or is it under control? Will the economy grow too fast, at a nice steady sustainable pace, or slip into a recession in the near future? As each of these concerns take their turn dominating the thoughts of investors, stock prices react accordingly and rapidly. At C.A.S.E., our multi-discipline approach creates a focus on those industries and companies that will benefit from the current environment. The quick mood swings of the market, however, have led to an investment approach across all areas of the economy and with an emphasis only on those companies exhibiting the strongest price relative characteristics.
Since our initial investing occurred just prior to a major market downturn, the early performance of the C.A.S.E. Growth Portfolio was adversely affected. The Portfolio underperformed its benchmark index, the S&P 500, for the eight month period ended September 30, 1996. We invite you to review its corresponding Portfolio Performance page for details. Recent performance, however, has responded well to the Portfolio strategy, thereby confirming its effectiveness. We are confident that our approach to this fickle market is sound and that continued superior relative performance is likely.
 /s/William E. Lange
 -------------------
 William E. Lange
 C.A.S.E. Portfolio Manager


C.A.S.E. Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (2/1/96) was worth $9,937.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                              From               Inception
                            Inception                Date
 Class A (without sales load)  4.60%                2/1/96
 Class A**(with sales load)   (1.13)%               2/1/96
 S&P 500***                    9.60%                2/1/96
 Class B (without sales load)  4.10%                2/1/96
 Class B** (with sales load)  (0.90)%               2/1/96
 Class C                       4.20%                2/1/96

*    C.A.S.E. Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**C.A.S.E. Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. C.A.S.E. Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    The Standard & Poor's 500 Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments by major industry as a percentage of net assets
                                            9/30/96
Basic Materials                               3.4%
Consumer Cyclical                            11.7%
Consumer Non-Cyclical                        14.5%
Financial                                     7.1%
Independent                                   3.1%
Industrial                                    9.1%
Technology                                    8.8%
Utilities                                     9.4%
Short-term                                   25.7%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Tactical Asset Allocation Portfolio
This past year has been quite eventful, both politically and financially. Although many global occurrences would be perceived negatively if considered in isolation, the overriding theme for the past 12 months has been steady growth, low inflation, and greater productivity. Against this backdrop, the U.S. equity markets performed well. In contrast, the fixed-income markets showed little positive leadership, mostly due to a concern that growth may have been too strong to sustain without inflicting inflation pressure into the scenario.
In keeping with our stated objective of competitive investment returns and some equity downside protection and preservation, the Tactical Asset Allocation Portfolio began the year with stock exposure in the mid-40% level, and gradually built to its current level of 55%. This gradual increase is based solely on taking advantage of favorable valuations due to significant declines in isolated industries, such as technology and electronic distributors. The balance of the Portfolio has maintained a conservative "downside protection" profile, split between short-term (less than 3 1/2 year average maturity) U.S. Government securities, high-quality corporate fixed-income securities, and staggered 30-60 day commercial paper. Although this portion of the Portfolio is an anchor during the kind of roaring equity markets we experienced last year, this component can provide stability and consistency for those investors who have entrusted their investments to us.
We are quite comfortable that investors in the Tactical Asset Allocation Portfolio received exactly what was promised. The past 12 months are a testament to our disciplined approach. Looking at the portfolio structure and holdings, we believe it is quite clear what we are attempting to do-to maintain a hedge against market volatility. Our industry exposure maintains a maximum of 10% in any one area, our largest single equity position is less than 3% of the total portfolio, and the yield or cash flow to investors is 66% greater than the current S&P 500. We are pleased to report that for the year ended September 30, 1996, the Portfolio performed well against its benchmark indexes, the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index. We invite you to review its corresponding Portfolio Performance page for details.
Looking forward, no one can know for sure what will happen in the markets over the next one, five, or ten years, but we can make some judgments. For instance, it seems clear that savings rates will continue to grow for some time as an increasing number of Americans, especially baby boomers, continue to make the traditional transition from being net consumers to net savers. This has favorable long-term implications for financial assets, as increased savings equals increased demand, and, as we know, increased demand typically translates into higher prices.
Improvements in productivity translate into growth in real aggregate wealth for our nation and its citizens. Inevitably, this productivity-derived wealth will have favorable implications for the cost of capital, savings rates, and the like. In other words, we believe the long-term outlook for financial markets remains favorable, and we will work to see that the Tactical Asset Allocation Portfolio captures a meaningful share of the up movements in the market. Short-term, we believe conditions are very favorable for our disciplined approach to management. The lack of market declines since 1990, along with other factors such as historically expensive valuations for the stock market, combine to make nearer-term conditions potentially unstable. Indeed, the recent downside volatility in June and July illustrates that market declines have not been eradicated. We will continue to diligently balance the two very important goals of consistency and competitiveness for the Tactical Asset Allocation Portfolio's investors.
 /S/John Riazzi
 --------------
 John Riazzi

 /S/Arvind Sachdeva
 ------------------
 Arvind Sachdeva
 Tactical Asset Allocation Portfolio Managers


Tactical Asset Allocation Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (10/1/95) was worth $10,497.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

<CATION>
Average Annual Total Returns For the Period Ended 9/30/96*
                                        From      Inception
                                        Inception   Date
 Class A (without sales load)           11.07%    10/1/95
 Class A**(with sales load)              4.97%    10/1/95
 S&P 500***                             20.20%    10/1/95
 LBIGCB***                              (8.80)%   10/1/95
 Class B (without sales load)           10.39%    10/1/95
 Class B** (with sales load)             5.39%    10/1/95
 Class C                                10.50%    10/1/95

* Tactical Asset Allocation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Tactical Asset Allocation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Tactical Asset Allocation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    The Standard & Poor's 500 Index and Lehman Brothers Intermediate
Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments by major industry as a percentage of net assets
                         9/30/96
Basic Materials          10.8%
Consumer Cyclical        13.1%
Consumer Non-Cyclical     2.7%
Energy                    2.4%
Financial                17.2%
Independent               1.6%
Industrial                5.5%
Technology                8.0%
Long-term U.S. Gov't     20.0%
Short-term               17.1%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Equity-Income Portfolio
We are pleased to report that for the year ended September 30, 1996, the EquityIncome Portfolio performed well against its benchmark indexes, the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index. We invite you to review its corresponding Portfolio Performance page for details.
The Equity-Income Portfolio remains committed to investing in companies with strong balance sheets, established market shares within their industries, and high and sustainable returns on shareholders' equity. We also focus on companies where a catalyst exists that is expected to transform a company or an industry into a more profitable and more valuable enterprise. Such situations include management actions to exit underperforming businesses, the existence of unrecognized assets of unique value, or consolidation within an industry that results in a more rational operating environment.
We continue to be cognizant of value as a control over portfolio risk and we are attentive to a company's ability to pay and grow dividends. An above-average commitment to medium-size companies remains important to us, as this area of the market often offers opportunities to invest in shares of companies with impressive growth prospects and dominant niche-market positions at attractive values. Finally, we will continue to approach the selection of corporate bonds as an equity investor, purchasing the debt of those companies that demonstrate the quality characteristics commensurate with an effectively operating business. The Portfolio is structured to participate in a significant part of the stock market's upside while limiting exposure to the downside via a disciplined approach to equity valuation and investments in a variety of fixed-income securities. These securities include government notes, corporate bonds, and convertibles. The Portfolio takes a unique approach to investment selection that drives the opportunity for each segment of the asset mix (stocks, bonds, convertibles) to add significant value. Because of the Equity-Income Portfolio's risk-controlling approach, we think it is suitable for investors of most risk profiles.
Our intention of capturing a sizable portion of the stock market's upside while limiting the opportunity for downside volatility proved successful this past year. The Portfolio's return during the year equaled roughly 80% of the return of the S&P 500, while only exposing about 75% of the Portfolio to the stock market. The Portfolio's success is attributable to strong performance in both the stock and bond portfolio selections. Specifically, equity performance benefited from a series of instances where we owned stocks of quality companies dominant in niche businesses that were acquired by larger, more diverse companies at significant premiums to the then prevailing market prices. A prime example was the acquisition of Duracell by Gillette at a roughly 20% premium to Duracell's stock price at the time of the announcement. Additionally, our decision to avoid the poor performing electric utility sector (a traditional area of focus for yield-oriented investors) in favor of real estate investment trusts with attractive yields boosted portfolio performance.
Looking ahead, we expect established, quality companies to continue to be strong performers as long as investors remain cautious about the sustainability of the current economic advance. Interest rates are likely to remain steady over the near term, as limited inflationary pressures are visible at this time. Interestingly, the current environment is especially suited to the Equity-Income Portfolio's philosophy and strategy. The third quarter of 1996 witnessed the reemergence of defensive stocks (specifically financials and healthcare) among the top performers after two quarters of outperformance by economically-sensitive stocks. The characteristics of stocks owned within the Portfolio have a tendency to parallel the qualities of typical defensive stocks. Such characteristics include conservative levels of debt, an economically insensitive and steady earnings stream, and an above-average dividend yield.
The Portfolio asset mix at period end was 70% stocks, 5% convertible securities, 5% government bonds, 19% corporate bonds, and 1% in cash. This asset mix is expected to remain relatively stable over time. Based on our current outlook, we will continue to emphasize high-quality stocks which are expected to generate steady earnings and cash flow growth regardless of economic environment. Such companies generally are valued at a premium by the market during periods of uncertainty. Additionally, we have been adding to healthcare, energy, and financial stocks, where we expect attractive investment returns to continue.
 /S/Luther King
 --------------
 Luther King

 /S/Scot C. Hollmann
 -------------------
 Scot C. Hollmann
Equity-Income Portfolio Managers


Equity-Income Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $12,985.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                             From      Inception
                                   1 year   Inception     Date

 Class A** (without sales load)     16.00%   18.95%   12/2/94
 Class A (with sales load)           9.66%   13.28%   12/2/94
 S&P 500***                         20.20%   28.40%   12/2/94
 LBIGCB***                          (8.80)%   9.20%   12/2/94
 Class B** (without sales load)     15.37%   15.37%   10/1/95
 Class B (with sales load)          10.28%   10.28%   10/1/95
 Class C                            15.49%   18.30%   12/2/94

* Equity-Income Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Equity-Income Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Equity-Income Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    The Standard & Poor's 500 Index and Lehman Brothers Intermediate
Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

     From inception calculation is based on life of Class A.

          Investments by major industry as a percentage of net assets
                              9/30/96   9/30/95

Basic Materials                6.9%     13.5%
Consumer Cyclical              8.3%     10.9%
Consumer Non-Cyclical         20.1%     18.2%
Energy                         8.3%      8.6%
Financial                     14.1%      9.3%
Independent                    1.1%      3.4%
Industrial                    18.2%     12.8%
Technology                     8.5%      4.5%
Utilities                      7.8%      0.9%
Long-term U.S. Gov't           4.8%      8.3%
Short-term                     1.2%      --

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Balanced Portfolio
The financial markets closed 1995 with one of the most exciting performances on record. Though the new year has brought continued market highs, it has come with more pronounced volatility. Throughout 1996, in fact, higher interest rates put pressure on stocks. In the most recent quarter, for example, interest rates reacted to fears of a runaway economy, with yield on the benchmark 30-year Treasury bond bouncing between 6.69% and 7.19%. For the year ended September 30, 1996, we are pleased to report that the Balanced Portfolio outperformed its benchmark indexes, the S&P 500 and the Lehman Brothers Long Government/Corporate Bond Index. We invite you to review its corresponding Portfolio Performance page for details.
In July, I became increasingly concerned about the strengthening economy. My conversations with management at many of the companies we hold revealed that business was strong, and even though inflationary pressures were absent, I was afraid that ongoing economic strength might lead to an inflationary environment down the road. I thus focused the Portfolio somewhat more conservatively by selectively selling bonds in industries I believed might be vulnerable to rising interest rates. The result of cash increasing a bit the third quarter was a function of cutting some of these fixed-income positions.
The strong economy also roiled the equity markets, causing a 10% pullback (top to bottom) in July alone. Stocks proved resilient, however, recovering in August and setting new records in September.
I took advantage of the stock market's recent volatility to add to our position in Wells Fargo, a long-time holding. The stock performed well, as did others in the financial services sector, including Associates First Capital (formerly Ford Motor Credit), and UNUM. UNUM's performance was driven by strong earnings, resulting from continued growth in the disability insurance market. UNUM also recently undertook a substantial share repurchase plan, which we believe could amount to 5% of shares outstanding annually over the next three years. Share repurchase is a recurring theme in the Balanced Portfolio because it is one of the most efficient ways for a company to add value for shareholders.
Dionex is another company that is actively repurchasing stock. Dionex manufactures ion chromatography systems used to identify chemical components through color spectrum analysis. It dominates the industry with 70% market share. A primary focus of my stock analysis is free cash flow, and I try to uncover companies that use their discretionary cash wisely. Dionex fits this model perfectly. The company does not pay a dividend or make unnecessary capital expenditures, and with no strategic acquisitions on the horizon, all available cash flow is used at present to buy back shares. This adds substantially to the company's earnings per share growth.
Outsourcing is another theme in the Portfolio. I increased positions in Computer Sciences Corp. and EDS; both companies should continue to benefit from the high demand for information-processing outsourcing. The global information technology market continues to grow at a 15% rate, with many multibillion dollar contracts to be awarded over the next 12 months. EDS and Computer Sciences hold the number one and number two market shares in this industry.
Campbell Soup and Barclays PLC each posted excellent returns during the period. Barclays, the largest credit card issuer in the U.K. and one of the largest asset managers in Europe, reported substantially improved earnings and continued to aggressively repurchase its stock. Campbell, which has always generated tremendous free cash flow, recently announced plans to expand its product lines and restructure some of its operations. These moves should lower capital costs and expenditures and increase cash flow even more.
I took profits in Consolidated Cigar Holdings and USCS International, a communications software provider, both of which reached their price targets. CoreStates Financial, a diversified financial services company, was sold at a loss. Kellogg and General Motors H/Hughes Electronics were also disappointments this quarter. I continue to hold positions in both companies, however, and am optimistic about their prospects going forward. Kellogg should experience increased volume growth as a result of price changes in the cereal marketplace, and General Motors H stands to benefit from its rapidly growing DirecTV subsidiary and the potential for a spinoff from General Motors.
Looking toward year end, I expect volatility to continue in the financial markets. With the stock market at its current high levels, finding individual stocks with great upside potential may be a bit more difficult. I have confidence, however, in the names that presently make up the Portfolio. I will continue to focus on uncovering stable companies with predictable earnings growth and high free cash flows. These kind of stocks have greater potential, I believe, to perform whatever the market environment.
 /S/Blaine Rollins
 -----------------
 Blaine Rollins
Balanced Portfolio Manager


Balanced Portfolio
A    hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $13,315.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                              From    Inception
                                   1 year   Inception    Date
 Class A (without sales load)      22.12%    20.59%    12/2/94
 Class A** (with sales load)       15.39%    14.84%    12/2/94
 S&P 500***                        20.20%    28.40%    12/2/94
 LBLGCB***                          3.30%     9.70%    12/2/94
 Class B (without sales load)      21.38%    21.38%    10/1/95
 Class B** (with sales load)       16.38%    16.38%    10/1/95
 Class C                           21.49%    19.92%    12/2/94

* Balanced Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Balanced Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Balanced Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    The Standard & Poor's 500 Index and Lehman Brothers Long
Government/Corporate Bond (LBLGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

     From inception calculation is based on life of Class A.

          Investments by major industry as a percentage of net assets
                         9/30/96             9/30/95
Basic Materials           0.3%                5.7%
Consumer Cyclical        11.8%               19.4%
Consumer Non-Cyclical     7.4%               13.7%
Financial                34.9%               23.0%
Independent                 -                 0.7%
Industrial               10.8%                8.5%
Technology               12.0%               12.3%
Utilities                 1.0%                 -
Long-term U.S. Gov't     12.3%                5.2%
Long-term Foreign Gov't   3.1%                --
Short-term                6.6%               13.9%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


Flexible Income Portfolio

We are pleased to report that for the year ended September 30, 1996, the Flexible Income Portfolio outperformed its benchmark index, the Lehman Brothers Long Government/Corporate Bond Index. We invite you to review its corresponding Portfolio Performance page for details.
After an overly enthusiastic fourth quarter in 1995, bonds have reacted negatively to numerous sources in 1996. Our flexible strategy was the key to outperforming our benchmark overall. In the corporate and high-yield areas, research and selectivity gave us a substantive advantage.
Through September, long rates have risen roughly 1.0% on the year. The reacceleration of economic growth, which apparently peaked in the second quarter, caused bond investors to bid up yields from 5.95% at the end of December 1995 to 6.92% on September 30. At present, economic signals remain mixed-inflation is low and durable goods orders have declined, but housing, employment, and consumer confidence are still strong. We are also beginning to see some signs of wage pressure, often a precursor to higher inflation.
This is not the whole picture, however. We are also seeing unprecedented signs of deflation. Things like computer equipment and services, utilities, medical, and telecommunications costs have declined dramatically. The deregulation of the telecom industry via the Telecommunications Act of 1996 should bring further price reductions in that important sector. All of this has led to a measure of price stability that no doubt contributed to the Federal Reserve Board's double pass (at both its August and September meetings) on a rate hike.
The U.S. Treasury portion of the Portfolio has remained basically unchanged, with maturities averaging approximately ten years. Yields on intermediate-term Treasury securities remain very competitive with yields on longer maturities (a flat yield curve), and also carry less capital risk should rates head north again.
The real opportunities this year have been in the corporate sector, especially in high-yield bonds. Investment-grade holdings are weighted in banks that not only have good earnings growth, but have developed an intelligent plan to profit from the competitive changes, including consolidation, that currently characterize the industry. Acquisitions are also benefiting the high-yield sector. During the recent quarter, Center Bank was acquired by First Union. Center Bank's bonds will now be backed by First Union's investment-grade credit risk.
When it comes to lower quality bonds, acquisitions that involve credit upgrades are, of course, the ultimate good news. They are not, however, something to depend on. For a number of years now we have tried to uncover undervalued highyield companies that can build their businesses and eventually move into the investment-grade category on their own. We were early participants in this bond sector and I like to think our efforts were ahead of the investment curve. Now, this sector is more widely recognized, and these bonds even have an official nickname: "crossover bonds".
These crossover bonds are right on the border between junk and investmentgrade-the highest quality junk, in other words. The major buyers of crossovers are typically the newest entrants into the high-yield market, most of whom are unfamiliar with the special characteristics of the market and only want to put their toe in the water via crossovers. This increased segmentation of the highyield market indicates its growing sophistication.
Two examples of crossover bonds are El Paso Electric and U.S. Gypsum. Both, I think, have the potential to reach investment-grade status. We have visited El Paso's power plants and offices and are familiar with management. The same goes for U.S. Gypsum, where management has done exactly what it had promised shareholders.
During the period we initiated a small position in an issue from Consolidated Cigar, which sells mid-priced cigars. Consolidated's inventory is sold out through year end and its backlog is growing. The company provides an interesting opportunity to capitalize on a growing social trend.
A sound economy continues to provide an excellent environment for high-yield companies. And, a healthy stock market is providing liquidity, in that when a company's balance sheet improves, it is able to turn to the equity market for additional, less expensive financing. As long as these conditions persist, and high-yield bonds do not get overpriced, our appetite for this kind of debt will likely continue.
Finally, the market for convertibles and preferred securities has been strong this year. We've done well in this area, but when prices get too far in front of fundamentals, I've been quick to take profits, as I did with Dole Foods this quarter.
Looking ahead, if economic signals remain mixed, we can probably expect interest rates to maintain their current range. However, if the economy slows to 2% growth, then we could see rates move lower in the fourth quarter.

 /S/Ronald V. Speaker
 --------------------
 Ronald V. Speaker
Flexible Income Portfolio Manager



Flexible Income Portfolio
A    hypothetical $10,000 invested in Class A Shares at inception (6/29/87) was worth $19,475.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.


Average Annual Total Returns For the Period Ended 9/30/96*
                                                    From    Inception
                              1 year    5 year    Inception   Date
 Class A (without sales load)   6.73%   9.02%     8.03%     6/29/87
 Class A**(with sales load)     1.63%   7.97%     7.40%     6/29/87
 LBLGCB***                      3.30%   7.40%     8.60%     6/29/87
 Class B (without sales load)   5.94%   -         5.94%     10/1/95
 Class B**(with sales load)     0.94%   -         0.94%     10/1/95
 Class C                        6.03%   -         4.72%     10/1/93

* Flexible Income Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Flexible Income Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Flexible Income Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***The Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

Investments by major industry as a percentage of net assets
                         9/30/96   9/30/95
Consumer Cyclical        17.0%     22.8%
Consumer Non-Cyclical     6.5%     10.0%
Energy                    2.9%      6.1%
Financial                38.8%     22.1%
Industrial               10.3%      9.4%
Technology                6.8%     12.9%
Utilities                 2.8%      --
Long-term U.S. Gov't      8.9%     12.6%
Short-term                4.4%      --

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Income Plus Portfolio
High-yield bonds generally outperformed investment-grade bonds during the fiscal year ended September 30, 1996. This was due primarily to a combination of strong technical and fundamental conditions. Along with considerable crossover interest from investment-grade buyers, mutual fund cash flows remained strong throughout the period, while the economy remained resilient, providing a positive backdrop for below-investment-grade bonds. Due to these factors, the Income Plus Portfolio underperformed its benchmark index, the Merrill Lynch High Yield Master Index for the year ended September 30, 1996. We invite you to review its corresponding Portfolio Performance page for details. The continued expectation of positive mutual fund cash flow and a moderately strong economy should provide good support in the future for high-yield bonds.
The investment-grade sector experienced fairly significant interest rate volatility over the past year, particularly during the first calendar quarter of 1996, while spreads tightened throughout the period. Investors had been expecting a moderately slow growing economy, perhaps even a slowing economy, leading them to believe the Federal Reserve would become more accommodating. The economy turned out to be stronger than investors thought, however, and interest rates rose 50 to 60 basis points in early 1996. Spreads continued to tighten during the fiscal year as strong corporate cash flow led to a significantly lower supply of new issue bonds. This low supply, along with strong investor appetite, were the primary factors leading to the tightest investment-grade spreads in many years.
An increase in interest rates and/or a deteriorating economy pose the key risks to the Portfolio right now. Given that spread levels in both the high-yield and investment-grade markets are at historically tight levels, economic deterioration would set the stage for underperformance of those bonds with low ratings in both markets. We feel confident addressing this risk, however, as the Portfolio has historically not assumed inordinate amounts of credit risk.
The key determinate for interest rate risk appears to be inflation expectations. Investors are nervous that an accelerating economy will re-ignite inflation, especially wage-induced inflation. We prefer not to attempt a prediction of this outcome, but to react to other variables that create bond price movement. Currently, our duration in the Portfolio is below that of the blended index, which should help mitigate any further rise in interest rates.
The outlook for fiscal 1997 remains moderately favorable for the Income Plus Portfolio. Though conditions remain favorable for high-yield bonds, there will be some challenges over the next fiscal year. A falling interest rate scenario would imply a weakening economy, which perhaps would prove negative for highyield bonds. Furthermore, given the tight level of spreads within all markets, any economic weakness will not leave much margin for error. Conversely, a rising interest rate scenario would prove negative for those bonds that are of higher quality. We will continue to work diligently to guide the Portfolio through any turbulent waters that may exist over the next fiscal year.
 /S/David R. Halfpap
 -------------------
 David R. Halfpap
Income Plus Portfolio Manager



Income Plus Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (6/14/85) was worth $29,735.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

          Average Annual Total Returns For the Period Ended 9/30/96*
                                                         From    Inception
                              1 year    5 year 10 year Inception    Date
 Class A (without sales load)  7.64%   9.79%    9.55%  10.60%    6/14/85
 Class A**(with sales load)    2.49%   8.72%    9.01%  10.12%    6/14/85
 MLHYM***                     10.40%  13.50%   11.40%  12.20%    6/14/85
 Class B (without sales load)  6.95%     -        -     6.95%    10/1/95
 Class B**(with sales load)    1.95%     -        -     1.95%    10/1/95
 Class C                       7.05%     -        -     5.55%    10/1/93

*    Income Plus Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Income Plus Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Income Plus Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
     From inception calculation is based on life of Class A.

Investments by major industry as a percentage of net assets
                         9/30/96        9/30/95

Basic Materials           3.9%           8.2%
Consumer Cyclical        25.0%          11.9%
Consumer Non-Cyclical    21.4%          23.3%
Energy                   11.1%          11.0%
Financial                11.3%           5.5%
Industrial               15.0%          13.4%
Technology                 -             1.4%
Utilities                 6.2%           7.8%
Short-term                3.6%          14.2%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




Tax-Exempt Portfolio
According to unadjusted figures released by the Federal Reserve Board, individual ownership of municipal bonds has increased for the first time in more than five years. Of the $1.3 trillion worth of bonds outstanding, individual investors hold $465.8 billion, or roughly 35% of the market. Reasons for the increase in sales to individuals include market yields climbing above 6% earlier this year, reduced fears of dramatic tax reform, and baby boomers starting to save for their retirement years by shifting money from stocks into taxadvantaged investments. Indeed, the year was characterized by new issue investor demand heavily outpacing new issue supply. Blue List inventory levels sunk below $900 million for the first time since late February 1993. This helped municipal bonds outperform U.S. Treasuries for part of the year.
Yields on municipal bonds fluctuated throughout the year, making it difficult to establish trend following positions. During the second quarter alone, tax-exempt yields whipsawed between a low of 5.90% and a high of 6.20%. Despite all the activity, the municipal market followed U.S. Treasuries and closed considerably higher for the year. Yields on municipal bonds averaged 45 to 50 basis points higher than were seen on September 30, 1995. For the year ended September 30, 1996, the Tax-Exempt Portfolio underperformed its index, the Lehman Brothers Long Municipal Bond Index. We invite you to review the Portfolio Performance page for details.
During the first half of 1996, credit quality for municipal bonds improved, with upgrades outpacing downgrades. Standard & Poor's indicated that most strength was in the general obligation, education, health care, and housing sectors. Another statistic of interest was that over half of new municipal issues sold during the first half of 1996 were insured, resulting in AAA ratings. While the Tax-Exempt Portfolio has consistently invested in high-quality bonds, we took particular advantage of these strengths and invested with credit strength and quality in mind.
The near-term outlook for the Tax-Exempt Portfolio remains moderately favorable. While recent strength on the economic front has concerned many investors, we do not believe this recent economic data to be inflationary and expect the Federal Reserve Board to hold steady for the balance of the year. Unless some unforseen crisis occurs, I expect municipal bonds to continue to perform in their current narrow range for the remainder of 1996.

 /S/Rachel Dennis
 ----------------
 Rachel Dennis
 Tax-Exempt Portfolio Manager


Tax-Exempt Portfolio
A    hypothetical $10,000 invested in Class A Shares at inception (4/1/85) was worth $22,911.
Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                                            From   Inception
                              1 year  5 year   10 year   Inception    Date

 Class A (without sales load) 5.89%  6.02%      6.71%       7.93%      4/1/85
 Class A**(with sales load)   0.82%  4.99%      6.19%       7.47%      4/1/85
 LBLMB***                     6.00%  7.50%      7.90%       9.50%      4/1/85
 Class B (without sales load) 5.21%    -          -         5.21%     10/1/95
 Class B** (with sales load)  0.21%    -          -         0.21%     10/1/95
 Class C                      5.63%    -          -         4.06%     10/1/93

*    Tax-Exempt Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**Tax-Exempt Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Tax-Exempt Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
***    The Lehman Brothers Long Municipal Bond (LBLMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




September 30, 1996

SCHEDULE OF INVESTMENTS AGGRESSIVE GROWTH PORTFOLIO

     Shares    Description                                            Value
COMMON STOCK  (92.0%)

Basic Materials (1.7%)
     Aluminum (0.9%)
          8,000     Titanium Metals Corp.  *                         $232,000
     Mining (0.8%)
          4,400     Case Corp.                                        214,500
Consumer Cyclical (16.2%)
     Airlines (0.4%)
          1,600     Delta Air Lines, Inc.                             115,200
     Broadcasting (0.6%)
          5,100     Evergreen Media Corp. Class A  *                  159,375
     Clothing/Fabric (3.4%)
          4,400     Cintas Corp.                                      246,400
          5,300     Gucci Group N.V. #                                384,250
          4,400     Tommy Hilfiger Corp.  *                           260,700
                                                                      891,350
     Entertainment (1.9%)
          18,000    International Game Technology                     369,000
          5,000     Mirage Resorts, Inc.  *                           128,125
                                                                      497,125
     Footwear (1.7%)
          2,500     Nike, Inc. Class B                                303,750
          2,500     Nine West Group, Inc.  *                          135,625
                                                                      439,375
     Home Construction (1.2%)
          14,450    Clayton Homes, Inc.                               317,900
     Recreation Products - Other (0.5%)
          3,000     Oakley, Inc.  *                                   127,500
     Restaurants (1.3%)
          8,200     Boston Chicken, Inc.  *                           289,050
          2,400     Outback Steakhouse, Inc.  *                        57,900
                                                                      346,950
     Retailers - Apparel (0.6%)
          5,500     Gap, Inc.                                         158,812
     Retailers - Broadline (1.0%)
          8,000     Dollar General Corp.                              249,000
     Retailers - Specialty (3.6%)
          9,800     Home Depot, Inc.                                  557,375
          26,700    OfficeMax Inc.  *                                 373,800
                                                                      931,175
Consumer Non-Cyclical (13.7%)
     Consumer Services (5.0%)
          6,500     CUC International, Inc.  *                        259,187
          10,300    Loewen Group, Inc.                                431,313
          20,400    Service Corp. International                       617,100
                                                                    1,307,600
     Healthcare (1.9%)
          4,600     Columbia / HCA Healthcare Corp.                   261,625
          5,850     PhyCor, Inc.  *                                   222,666
                                                                      484,291
     Household Products  (0.5%)
          1,500     Colgate-Palmolive Company                        $130,313
     Medical Supplies (0.3%)
          2,000     Target Therapeutics, Inc.  *                       85,500
     Pharmaceuticals (6.0%)
          3,000     Applied Analytical Industries, Inc.  *             68,250
          9,700     Astra AB A-Free #                                 408,612
          6,000     Eli Lilly and Company                             387,000
          2,484     Johnson & Johnson                                 127,305
          4,100     Merck & Company, Inc.                             288,537
          3,500     Pfizer, Inc.                                      276,937
                                                                    1,556,641
Energy (3.6%)
     Oilfield Equipment and Services
          4,800     Halliburton Company                               247,800
          5,200     Schlumberger Ltd.                                 439,400
          4,000     Smith International, Inc.  *                      140,500
          3,000     Tidewater, Inc.                                   112,125
                                                                      939,825
Financial (10.6%)
     Banks (5.0%)
          9,000     Chase Manhattan Corp.                             721,125
          4,300     Citicorp                                          389,687
          5,600     MBNA Corp.                                        194,600
                                                                    1,305,412
     Diversified (2.0%)
          20,000    The Money Store, Inc.                             530,000
     Insurance (2.5%)
          6,500     American International Group, Inc.                654,875
     Securities Brokers (0.5%)
          5,000     Charles Schwab Corp.                              115,625
     Real Estate (0.6%)
          4,000     Green Tree Financial Corp.                        157,000
Industrial (6.2%)
     Electronic Components and Equipment (0.7%)
          4,500     Cable Design Technologies Corp.  *                180,000
     Diversified (2.6%)
          18,800    Monsanto Company                                  686,200
     Other Industrial Services (0.3%)
          3,000     Delta & Pine Land Company                          87,750
     Pollution Control (2.6%)
          10,000    U.S.A. Waste Services, Inc.  *                    315,000
          10,000    United Waste Systems, Inc.  *                     347,500
                                                                      662,500
Technology (39.1%)
     Advanced Medical Devices (2.7%)
          4,000     Guidant Corp.                                     221,000
          4,000     Hologic, Inc.  *                                  112,000
          4,000     Medtronic, Inc.                                   256,500
          4,500     VISX, Inc.  *                                     121,500
                                                                      711,000
     Aerospace/Defense (6.0%)
          5,300     Boeing Company                                   $500,850
          11,800    McDonnell Douglas Corp.                           619,500
          7,500     Sundstrand Corp.                                  292,500
          7,700     Tracor, Inc.  *                                   158,813
                                                                    1,571,663
     Biotechnology (1.8%)
          3,800     Amgen, Inc.  *                                    239,875
          5,000     IDEXX Laboratories Inc.  *  ^                     226,250
                                                                      466,125
     Communications (8.9%)
          4,100     Ascend Communications, Inc.  *                    271,113
          2,600     Cascade Communications Corp.  *                   211,900
          13,400    Cisco Systems, Inc.  *                            831,638
          9,375     Glenayre Technologies, Inc.  *                    215,625
          6,000     LCI International, Inc.  *                        189,000
          3,000     QUALCOMM, Inc.  *                                 127,500
          3,500     Telecomunicacoes Brasileiras S.A.  #              274,750
          3,000     Tellabs, Inc.  *                                  211,875
                                                                    2,333,401
     Computers (5.4%)
          8,000     3Com Corp.  *                                     480,500
          6,700     Adaptec, Inc.  *                                  402,000
          2,600     Citrix Systems, Inc.  *                           133,250
          6,200     Sun Microsystems, Inc.  *                         385,175
                                                                    1,400,925
     Diversified (3.0%)
          9,592     First Data Corp.                                  782,947
     Industrial Technology (0.6%)
          5,000     Input/Output, Inc.  *                             148,750
     Office Equipment (2.3%)
          11,100    Xerox Corp.                                       595,238
     Semiconductors (3.3%)
          7,600     Intel Corp.                                      $725,325
          4,000     Maxim Integrated Products, Inc.  *                141,500
                                                                      866,825
     Software (5.1%)
          5,500     Compuware Corp.  *                                251,625
          3,000     Electronic Data Systems Corp.                     184,125
          3,600     Electronics For Imaging, Inc.  *                  258,300
          18,300    Informix Corp.  *                                 510,113
          2,900     Parametric Technology Corp.  *                    143,187
                                                                    1,347,350
Utilities (0.9%)
     Telephone
          11,300    WorldCom, Inc.  *                                 241,537

Total Common Stock (cost $20,228,099)                              24,029,555
     Principal Description            Value
SHORT-TERM SECURITIES (9.8%)
          $1,071,546     State Street Bank & Trust ***
                    4.000%  Repurchase Agreement
                    dated 9-30-96 to be repurchased
                    at $1,071,663 on 10-1-96                        1,071,546
          500,000   State Street Bank & Trust
                    Seven Seas Money Market Fund                      500,000
          1,000,000 DIC Americas Mitsubishi, Inc.
                    5.500%%, 10-7-96                                  999,083
Total Short-term Securities (cost $2,570,629)                       2,570,629
Total Investments (101.8%) (cost $22,798,728)                      26,600,184
Liablities in Excess of Other Assets (-1.8%)                          471,711)
Net Assets (100.0%)                                               $26,128,473

September  30, 1996
SCHEDULE OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO

     Shares         Description                                     Value
COMMON STOCK  (99.5%)
Basic Materials (2.2%)

     Chemicals  (0.1%)
          1,050     Airgas, Inc.  *                                   $26,644
     Mining (2.1%)
          12,825    Minerals Technologies, Inc.                       479,334
Consumer, Cyclical (38.4%)
     Advertising (0.2%)
          1,100     Lamar Advertising Company  *                       45,650
     Auto Parts & Equipment (1.0%)
          8,200     APS Holding Corp. - Class A  *                    238,825
     Broadcasting (0.9%)
          6,075     Univision Communications, Inc.  *                 203,513
     Entertainment (2.0%)
          15,975    Family Golf Centers, Inc.                         463,275
     Lodging (6.0%)
          20,750    HFS, Inc. *                                     1,387,656
     Recreation Products - Other (0.9%)
     596  Fotolabo S.A.  +                                            194,389
     Restaurants  (12.1%)
          5,875     Lone Star Steakhouse & Saloon, Inc. *             178,820
          13,362    Papa John's International, Inc. *                 701,505
          92,829    Pizza Express PLC   +                             692,579
          73,619    J.D. Wetherspoon PLC  +                         1,210,325
                                                                    2,783,229
     Retailers - Broadline  (0.6%)
          7,600     Renters Choice, Inc.  *                           142,500
     Retailers - Specialty (14.7%)
          37,075    Fastenal Company                                1,835,213
          1,725     MSC Industrial Direct Company  *                   61,453
          6,250     O'Reilly Automotive, Inc.  *                      215,625
          36,825    Petco Animal Supplies, Inc.                     1,003,481
          12,475    Staples, Inc.  *                                  276,784
                                                                    3,392,556
Consumer, Non-Cyclical  (15.4%)
     Consumer Services (9.0%)
          39,900    Coinmach Laundry Corp. *                          832,913
          18,800    CUC International, Inc.  *                        749,650
          17,250    Profit Recovery Group International  *            250,125
          1,837     Grand Optical Photoservice S.A.  +                242,974
                    2,075,662
          Food-Other (0.5%)
          4,775     JP Foodservice, Inc.  *                           113,406
     Healthcare (4.3%)
          15,900    Alternative Living Services, Inc. *               222,600
          1,650     ARV Assisted Living, Inc.  *                       23,925
          18,300    Karrington Health, Inc.  *                        237,900
          5,375     Oxford Health Plans, Inc.   *                     267,406
          2,775     Pacificare Health Systems, Inc.  Class B  *       240,038
                                                                      991,869
     Medical Supplies (1.0%)
          9,875     Fresenius Medical Care # *                       $229,594
          Pharmaceuticals (0.6%)
          2,300     Omnicare, Inc.                                     70,150
          6,437     TheraTech, Inc.  *                                 65,979
                                                                      136,129
Financial  (5.3%)
     Diversified (0.5%)
          2,500     Associates First Capital Corp.                    104,550
          11,900    First USA Paymentech, Inc.  *                      22,344
                                                                      126,894
     Insurance (0.9%)
          5,625     Protective Life Corp.                             212,343
     Real Estate (3.9%)
          35,225    Insignia Financial Group, Inc.  *                 898,238
Industrial (12.7%)
     Building Materials (1.3%)
          4,325     Barnett, Inc.  *                                  102,178
          15,725    Dayton Superior Corp.  *                          194,597
                                                                      296,775
     Containers & Packaging  (1.3%)
          8,125     Sealed Air Corp.  *                               302,655
     Electronic Components & Equipment  (0.7%)
          3,900     Littelfuse, Inc.                                  151,125
     Pollution Control  (5.7%)
          5,200     Culligan Water Technologies, Inc.  *              196,950
          171,136   Rentokil Initial PLC  +                         1,120,048
                                                                    1,316,998


     Railroads  (3.7%)
          23,625    Wisconsin Central Transportation Corp.  *         847,547
Technology (24.0%)
     Communications (14.9%)
          12,425    CommNet Cellular, Inc.  *                         358,772
          10,025    Millicom International Cellular  S.A.  # *        404,759
          23,825    Omnipoint Corp.  *                                693,903
          63,725    Paging Network, Inc. *                          1,274,500
          950  Palmer Wireless, Inc.  *                                16,803
          2,875     Premiere Technologies, Inc.  *                     66,125
          22,793    PriCellular Corp.  *                              327,649
          4,875     Telespectrum Worldwide, Inc.  *                    95,063
          11,850    Western Wireless Corp.  Class A *                 201,450
                                                                    3,439,024
     Computers  (0.3%)
          2,175     Technology Solutions Company  *                    75,853
     Diversified (0.6%)
          7,725     DepoTech, Inc.  *                                 133,256
     Office Equipment (7.2%)
          23,750    Global Directmail Corp. *                       1,134,063
          17,825    Viking Office Products, Inc.  *                   534,750
                                                                    1,668,813
     Software (1.0%)
          5,050     Keane, Inc.                                      $242,400
Utilities (1.5%)
     Other Industrial Services
          15,825    Trigen Energy Corp.                               356,063
Total Common Stock (cost $19,658,118)                              22,972,215
WARRANTS  (0.2%)
Industrial
     Electronic Components & Equipment
          1,700     Littelfuse, Inc.   (cost $35,782 )                 52,700
     Principal      Description                                    Value
SHORT-TERM U.S. GOVERNMENT SECURITIES (0.4%)
          $100,000  Treasury Bills
                   5.190%, 1-9-97 (cost $98,558)                       98,558
COMMERCIAL PAPER  (3.6%)
          830,000   Household Finance Company
                   5.750%  10-1-96 (cost $830,000)                    830,000
Total Investments (103.7%) (cost $20,622,458)                      23,953,473
     Notional
     Amount         Description                                    Value
UNREALIZED LOSS ON FORWARD
FOREIGN CURRENCY CONTRACTS (-0.1%) @
B     150,000       British Pound 11-25-96     Sell                   $(8,153)
B     2,000         British Pound 12-4-96      Sell                       (45)
B     152,000       British Pound 12-11-96     Sell                    (1,712)
B     75,000        British Pound 1-16-97      Sell                      (238)
B     290,000       British Pound 1-24-97      Sell                    (3,720)
Total Unrealized Loss on Forward Foreign
     Currency Contracts                                               (13,868)
Liabilities in Excess of Other Assets (-3.6%)                        (835,272)
Net Assets (100.0%)                                               $23,104,333


September 30, 1996
SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO

     Shares         Description                                  Value
COMMON STOCK  (92.9%)
Basic Materials  (2.6%)

     Chemicals   (1.7%)
          5,175     Cytec Industries, Inc. *                         $201,178
          62,940    Hoechst AG +                                    2,295,631
                                                                    2,496,809
     Mining - Diversified  (0.6%)
          8,567     De Beers Centenary AG +                           266,569
          8,714     Potash Corp. of Saskatchewan, Inc. #              637,211
                                                                      903,780
     Precious Metals  (0.2%)
          8,211     Hoganas AB B-Free +                               255,163
     Steel  (0.1%)
          55,000    NKK Corp. + *                                     141,260
          164  Ssab AB +                                                2,523
                                                                      143,783
Consumer Cyclical  (15.8%)
     Airlines  (0.7%)
          1,141     Swissair AG + *                                   938,095
     Auto Manufacturers  (2.1%)
          50,000    Honda Motor Company, Ltd. +                     1,257,240
          98,000    Isuzu Motors, Ltd. +                              532,441
          10,765    Mahindra & Mahindra, Ltd. #                       106,358
          86,814    Tata Engineering & Locomotive, Ltd. 144A #      1,098,197
                                                                    2,994,236
     Auto Parts & Equipment  (0.3%)
          12,680    Bajaj Auto, Ltd. #                                403,858
     Broadcasting  (2.0%)
          33,975    CanWest Global Communications Corp.               331,256
          30,951    Central European Media Enterprises, Ltd.
                    Class A # *                                       913,054
          38,975    Grupo Televisa S.A. # *                         1,125,403
          8,750     Heritage Media Corp. Class A *                    165,156
          25,120    Pearson PLC +       267,848
                                                                    2,802,717
     Clothing/Fabric  (2.2%)
          585  Fila Holding SpA #                                      56,233
          26,825    Gucci Group N.V. # *                            1,944,813
          4,744     Wolford AG +                                    1,211,648
                                                                    3,212,694
     Consumer Electronics  (0.5%)
          2,075     Sony Corp. #                                      132,022
          9,400     Sony Corp. +                                      593,435
                                                                      725,457
     Entertainment  (1.0%)
          431,426   Aristocrat Leisure, Ltd. +                      1,211,849
          3,212     London Clubs International PLC +                   15,088
          18,341    Tabcorp Holdings, Ltd. +                           90,557
          16,000    Yamaha Motor Company, Ltd. +                      155,179
                                                                    1,472,673
     Footwear  (1.8%)
          28,990    Adidas AG + *                                   2,642,454
     Home Furnishings - Other  (0.4%)
          17,325    AMRE, Inc.                                        240,384
          7,325     Industrie Natuzzi SpA #                           340,613
                                                                      580,997
     Lodging  (0.2%)
          9,400     East India Hotels, Ltd. #                         180,950
          6,119     Indian Hotels Company, Ltd. # *                   137,678
                                                                      318,628
     Publishing  (2.0%)
          15,873    Emap PLC +                                       $186,026
          21,551    Wolters Kluwer N.V. +                           2,712,934
                                                                    2,898,960
     Recreation Products - Other  (0.4%)
          18,140    Amer Group, Ltd. +                                409,490
          5,150     Oakley, Inc. *                                    218,875
                                                                      628,365
     Retailers - Broadline  (0.7%)
          16,000    Daimaru, Inc. +                                   106,039
          23,000    Hankyu Department Stores +                        287,100
          11,000    Ito-Yokado Company, Ltd +                         625,297
                                                                    1,018,436
     Retailers - Specialty  (0.3%)
          29,075    Sunglass Hut International, Inc. *                463,383
     Toys  (1.2%)
          2,442     EMI Group PLC +                                    51,045
          38,982    Mattel, Inc.                                    1,008,659
          114,051   Thorn EMI PLC +                                   649,121
                                                                    1,708,825
Consumer Non-Cyclical  (19.3%)
     Beverages  (1.3%)
          770,000   Companhia Cervejaria Brahma +                     477,432
          1,170     Heineken N.V. +                                   213,778
          32,850    PepsiCo, Inc.                                     928,013
          25,000    Quilmes Industrial S.A. # *                       259,375
                                                                    1,878,598
     Consumer Services  (0.6%)
          19,800    Amway Japan, Ltd. +                               860,599
     Cosmetics  (0.7%)
          44,975    Grupo Casa Autrey  S.A. #                       1,006,316
     Food Retailers  (1.9%)
          142,500   Blue Square Israel, Ltd. # *                    2,101,875
          15,325    Disco S.A. # *                                    300,753
          14,500    Santa Isabel S.A. #                               371,563
                                                                    2,774,191
     Food-Other  (3.6%)
          6,569     Cultor OY Series 1 +                              338,326
          19,163    Nutricia N.V. +                                 2,532,210
          1,215,609 Parmalat Finanziaria SpA +                      1,747,820
          10,408    Raision Tehtaat OY +                              627,290
                                                                    5,245,646
     Health Care  (0.3%)
          181,154   London International Group PLC +                  435,390
     Medical Supplies  (0.9%)
          66,165    Nobel Biocare AB +                              1,247,652
     Pharmaceuticals  (8.7%)
          1,835     Ciba-Geigy AG +                                 2,347,161
          81,350    Eisai Company, Ltd. +                           1,548,758
          9,750     Eli Lilly and Company                             628,875
          19,360    Gehe AG +                                       1,294,941
          51,980    Glaxo Wellcome PLC +                              815,098
          4,325     Pfizer, Inc.                                      342,216
          273  Roche Holding AG +                                   2,010,490
          2,005     Sandoz AG +                                     2,407,919
          28,098    SmithKline Beecham #                              343,377
          2,225     SmithKline Beecham +                              135,447
          36,000    Takeda Chemical Industries, Ltd. +                659,512
                                                                   12,533,794
     Tobacco  (1.3%)
          188,500   PT Hanjaya Mandala Sampoerna +                 $1,834,037
Financial  (10.2%)
     Banks  (6.5%)
          7,500     Bangkok Bank Company, Ltd. +                       97,943
          85,459    Barclays PLC +                                  1,256,452
          13,600    Citicorp                                        1,232,500
          22,609    CS Holding AG +                                 2,235,659
          39,710    Deutsche Bank AG +                              1,868,384
          19,100    HSBC Holdings PLC +                               354,436
          96,027    Lloyds TSB Group PLC +                            568,339
          7,000     Mitsui Trust & Banking Company +                   74,177
          21,734    Nordbanken AB +                                   557,370
          11,013    Sparbanken Sverige AB +                           159,490
          9,000     Sumitomo Trust & Banking
                    Company, Ltd. + *                                 113,151
          3,158     Wells Fargo & Company                             821,080
                                                                    9,338,981
     Diversified  (2.5%)
          65,500    Credit Saison Company, Ltd. +                   1,570,518
          1,000     First Data Corp.                                   81,625
          11,000    First Pacific Company, Ltd. +                      16,643
          395,925   Grupo Financiero  Inbursa S.A. Class B + *      1,543,383
          43,161    Investment Bure AB +                              413,447
                                                                    3,625,616
     Insurance  (0.3%)
          68,917    Invercorporacion S.A. + *                           9,229
          455  Schweizeriche Rueckversicherungs
               Gesellschaft +                                         479,673
                                                                      488,902
     Real Estate  (0.9%)
          123,000   Citic Pacific, Ltd. +                             556,705
          40,000    Mitsubishi Estate Company, Ltd. +                 549,594
          14,000    Mitsui Fudosan Company, Ltd. +                    186,066
                                                                    1,292,365
     U.S. Government Agency (0.0%)
          575  Federal National Mortgage Association                   20,053
Independent  (2.7%)
     Conglomerates
          9,670     Barco N.V. +                                    1,595,522
          68,917    Groupo Carso, S.A. de C.V. +                      317,080
          77,981    Kinnevik Investments  AB B-Free +               2,035,121
                                                                    3,947,723
Industrial  (19.1%)
     Building Materials  (1.0%)
          228,500   Fortune Cement Corp. + *                          119,759
          3,413,000 Hi Cement Corp. + *                             1,144,822
          2,442     Hunter Douglas N.V. +                             170,624
                                                                    1,435,205
     Diversified  (1.1%)
          121,000   Mitsubishi Heavy Industries, Ltd. +               985,560
          4,079     OEMV AG +                                         410,600
          1,812     Sophus Berendsen A/S +                            216,414
                                                                    1,612,574
Electronic Components & Equipment  (0.5%)
          18,100    UCAR International, Inc. *                        733,050
     Factory Equipment  (1.7%)
          5,945     SGL Carbon AG +                                   693,931
          2,422     Sulzer AG +                                     1,423,456
          21,084    Valmet Corp. OY +                                 347,950
                                                                    2,465,337
     Heavy Construction  (0.5%)
          123,000   Kawasaki Heavy Industries, Ltd. +                $593,157
          25,600    New World Infrastructure + *                       60,582
                                                                      653,739
     Heavy Machinery  (0.2%)
          12,093    The Rauma Group OY +                              250,458
     Other Industrial Services  (14.1%)
          3,168     Adecco S.A.+                                      871,579
          150,740   Assa Abloy AB +                                 2,148,897
          225,000   Cheung Kong Holdings, Ltd. + *                    370,975
          425,462   Hays PLC +                                      3,130,985
          11,800    John H. Harland Company                           354,000
          118,260   Kesko OY +                                      1,902,403
          2,372     Prosegur CIA de Segundad S.A. +                    95,087
          4,594     Randstad Holdings N.V. +                          362,621
          1,084,477 Rentokil Group PLC +                            7,097,723
          164,249   Securitas AB +                                  3,964,404
                                                                   20,298,674
Railroads  (0.0%)
          1,400     Tranz Rail Holdings, Ltd. #                        20,300
Technology  (22.1%)
     Advanced Medical Devices  (0.3%)
          26,217    Getinge Industrier AB Class B +                   502,275
     Biotechnology  (0.1%)
          4,850     Qiagen N.V. +                                     143,075
     Communications  (6.7%)
          6,800     Airtouch Communications, Inc. *                   187,850
          16,700    Asia Satellite Telecom SpA # *                    448,813
          38,339    Korea Mobile Telecom Corp. #                      579,877
          95,006    Lagardere Groupe S.A. +                         2,345,804
          26,750    MFS Communications
                    Company, Inc. *                                 1,166,969
          60,550    Millicom International Cellular S.A. # *        2,444,706
          8,025     Paging Network, Inc. *                            160,500
          19,300    Portugal Telecom S.A. #                           496,483
          450       Telecom Argentina France S.A. #                    18,169
          5,174     Telecomunicacoes Brasileiras S.A. +                   409
          16,900    Telecomunicacoes Braseleiras #                  1,334,892
          20,325    Telefonica de Argentina S.A. #                    505,584
                                                                    9,690,056
     Computers  (3.9%)
          6,500     Computer Sciences Corp. *                         499,688
          10,925    Dassault Systems S.A. #                           457,484
          25,656    Enator AB + *                                     565,063
          31,480    Frontec AB Class B + *                            370,412
          21,033    Macronix International Company,
                         Ltd. SpA # *                                 255,025
          158,449   Misys PLC +                                     2,157,156
          19,804    WM Data AB Class B +                            1,266,700
                                                                    5,571,528
     Consumer Services  (0.5%)
          3,120     Grand Optical Photoservice S.A. +                 412,673
          22,176    Merkantildata A/S +                               327,598
                                                                      740,271
     Diversified  (0.9%)
          16,578    Philips Electronics N.V. +                        599,030
          19,425    Philips Electronics N.V. #                        696,872
                                                                    1,295,902
     Industrial  (0.0%)
          3,400     Pfeiffer Vacuum Technology  SpA # *                52,275
     Office Equipment  (3.6%)
          39,475    Alco Standard Corp.                            $1,968,816
          51,700    Danka Business Systems PLC #                    2,055,075
          10,393    Oce-van der Grinten N.V. +                      1,135,737
                                                                    5,159,628
     Software  (6.1%)
          18,100    Electronic Data Systems Corp.                   1,110,888
          130,028   Getronics N.V. +                                3,299,547
          14,851    Group Axime + *                                 1,484,007
          81,374    JBA Holdings PLC +                                649,798
          640       NTT Data Communications Systems
                    Corp. +                                         1,988,595
          5,625     SunGard Data Systems, Inc. *                      253,125
                                                                    8,785,960
Utilities  (1.1%)
     Telephone
          51,825    Telefonica del Peru S.A. +                      1,185,496
          108,592   Telecom Italia Mobile SpA +                       240,975
          90,650    Telecom Italia SpA +                              201,458
                                                                    1,627,929
Total Common Stock  (cost $110,863,168)                           134,177,412
NON-CONVERTIBLE PREFERRED STOCK  (3.0%)

Consumer, Cyclical  (0.5%)
     Clothing/Fabric  (0.1%)
          704  Escada AG +                                             99,257
     Publishing  (0.4%)
          136,869   News Corp., Ltd +                                 586,973
Consumer, Non-Cyclical  (0.3%)
     Cosmetics
          614  Wella AG +                                             370,828
Technology  (2.0%)
     Advanced Medical Devices  (0.9%)
          7,279     Fresenius AG +                                  1,342,244
     Software  (1.1%)
          9,143     SAP AG Vorzug +                                 1,534,875
Utilities  (0.2%)
     Electric
          10,803,000     Companhia Energetica
                    de Minas Gerais S.A. +                            322,746
Total Non-Convertible Preferred Stock (cost $3,009,800)             4,256,923
     Principal      Description                                  Value
     SHORT-TERM U.S. GOVERNMENT SECURITIES  (0.3%)

               Treasury Bills
          $100,000        5.115%  10-3-96                             $99,972
          350,000         5.120%  10-3-96                             349,900
     Total Short-Term U.S. Government (cost $449,872)                 449,872
     COMMERCIAL PAPER  (3.0%)
          4,400,000 Household Finance Company
                     5.750%  10-1-96 (cost $4,400,000)              4,400,000
     SHORT-TERM SECURITIES (0.1%)
          72,736    State Street Bank & Trust ***
                         4.000%  Repurchase Agreement
                         dated 9-30-96 to be repurchased
                         at $72,744  on 10-1-96 (cost $72,736)         72,736
     Total Investments (99.3%) (cost $118,795,576)                143,356,943
     Notional
     Amount         Description                                  Value
UNREALIZED GAIN (LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.2%)@
B     2,100,000     British Pound 11-19-96        Sell               (117,985)
B     175,000       British Pound 1-16-97         Sell                   (557)
D     250,000       German Deutschemark 12-11-96  Sell                    408
D     4,000,000     German Deutschemark 1-17-97   Sell                 26,480
D     5,287,000     German Deutschemark 1-24-97   Sell                113,478
F     2,300,000     French Franc 12-12-96         Sell                  1,139
G     86,304        Dutch Guilder 10-1-96         Sell                     18
G     196,481       Dutch Guilder 10-2-96         Sell                     20
I     65,134,209    Indonesian Rupiah 10-1-96     Sell                     10
I     45,121,377    Indonesian Rupiah 10-2-96     Sell                     11
J     200,000,000   Japanese Yen 10-1-96          Sell                118,411
J     200,000,000   Japanese Yen 10-1-96          Buy                 (45,779)
J     50,000,000    Japanese Yen 12-11-96         Sell                 14,332
J     285,000,000   Japanese Yen 12-12-96         Sell                 41,420
J     210,000,000   Japanese Yen 12-17-96         Sell                 18,255
J     110,000,000   Japanese Yen 1-16-97          Sell                  5,593
J     161,000,000   Japanese Yen 1-17-97          Sell                 47,012
K     37,900,000    Swedish Krona 1-27-97         Sell                 45,326
M     83,905        Finnish Markka 10-1-96        Sell                    (48)
M     117,523       Finnish Markka 10-2-96        Sell                     (1)
M     1,903,000     Finnish Markka 11-12-96       Sell                (18,479)
M     1,050,000     Finnish Markka 11-12-96       Buy                   6,492
S     2,018,000     Swiss Franc 11-12-96          Sell                 38,667
S     2,500,000     Swiss Franc 1-16-97           Sell                  1,189
Total Unrealized Gain on Forward Foreign
     Currency Contracts                                               295,412
Other Assets in Excess of Liabilities (0.5%)                          775,492
Net Assets (100.0%)                                              $144,427,847


September 30, 1996
SCHEDULE OF INVESTMENTS


GROWTH PORTFOLIO
     Shares         Description                                   Value
COMMON STOCK  (79.6%)

Consumer, Cyclical  (9.3%)
     Clothing/Fabric  (3.7%)
          104,200   Fila Holding SpA #                           $10,016,225
          453,100   Gucci Group N.V. #                            32,849,750
                                                                  42,865,975
     Entertainment  (0.7%)
          133,375   Walt Disney Company                            8,452,641
     Footwear  (3.5%)
          338,075   Nike, Inc. Class B                            41,076,112
     Lodging  (1.4%)
          248,875   HFS, Inc. *                                   16,643,516
Consumer, Non-Cyclical  (17.6%)
     Beverages  (4.7%)
          744,750   Coca-Cola Company                             37,889,156
          585,050   Pepsico, Inc.                                 16,527,663
                                                                  54,416,819
     Food - Retailers  (0.5%)
          192,300   Starbucks Corp. *                              6,345,900
     Health Care   (4.2%)
          618,600   Oxford Health Plans, Inc. *                   30,775,350
          213,125   Pacificare Health Systems, Inc. Class B  *    18,435,313
                                                                  49,210,663
     Pharmaceuticals  (8.2%)
          203,416   Astra AB A-Free +                              8,592,082
          212,400   Eli Lilly and Company                         13,699,800
          298,600   Johnson & Johnson                             15,303,250
          456,950   Pfizer, Inc.                                  36,156,169
          348,250   SmithKline Beecham PLC #                      21,199,719
          43,631    SmithKline Beecham PLC Class A +                 533,200
                                                                  95,484,220
     Financial  (16.1%)
     Banks  (6.9%)
          255,875   Chase Manhattan Corp.                         20,501,984
          315,020   Citicorp                                      28,548,688
          121,683   Wells Fargo & Company                         31,637,580
                                                                  80,688,252
     Diversified   (4.7%)
          638,700   First Data Corp.                              52,133,888
          619,875   Grupo Financiero  Inbursa S.A. Class B + *     2,416,378
                                                                  54,550,266
Insurance  (0.4%)
          64,625    Aetna, Inc.                                    4,547,984
     Securities Brokers  (2.1%)
          372,800   Merrill Lynch & Company, Inc.                 24,465,000
     U.S. Government Agency (2.0%)
          105,875   Federal Home Loan Mortgage Corp.              10,362,516
          380,180   Federal National Mortgage Association         13,258,777
                                                                  23,621,293
Independent  (1.6%)
     Conglomerates
          199,000   General Electric Company                      18,109,000
Technology  (34.7%)
     Advanced Medical Devices  (1.0%)
          186,050   Medtronic, Inc.                              $11,930,456
     Aerospace/Defense  (1.2%)
          143,350   Boeing Company                                13,546,575
     Biotechnology  (2.0%)
          198,225   Amgen, Inc. *                                 12,512,953

          550,600   Chiron Corp. *                                10,461,400
          1,593     U.S. Bioscience, Inc. *                           20,709
                                                                  22,995,062
     Communications  (9.4%)
          510,250   Ascend Communications, Inc. *                 33,740,281
          444,860   Glenayre Technologies, Inc. *                 10,231,780
          333,575   MFS Communications Company, Inc. *            14,552,209
          432,400   PictureTel Corp. *                            15,242,100
          262,525   Premisys Communications Inc. *                 9,647,794
          89,275    QUALCOMM, Inc.                                 3,794,188
          348,500   US Robotics Corp.                             22,521,813
                                                                 109,730,165
     Computers  (8.3%)
          1,127,150 Cisco Systems, Inc. *                         69,953,747
          132,675   Shiva Corp. *                                  7,612,228
          320,075   Sun Microsystems, Inc. *                      19,884,659
                                                                  97,450,634
     Software  (12.8%)
          642,400   HBO & Company                                 42,880,200
          65,400    HNC Software, Inc. *                           2,616,000
          496,325   Informix Corp. *                              13,835,059
          275,950   Intuit, Inc. *                                 8,692,425
          275,275   Microsoft Corp. *                             36,301,891
          237,925   Netscape Communications Corp. *               11,033,772
          292,000   PeopleSoft, Inc. *                            24,309,000
          192,925   Xylan Corp. *                                 10,466,181
                                                                 150,134,528
Utilities  (0.3%)
     Telephone
          159,125   Telefonica del Peru S.A. +                     3,639,984
     Total Common Stock (cost $598,900,361)                      929,905,045
NON-CONVERTIBLE PREFERRED STOCK  (3.4%)
Technology
     Software
          233,927   SAP AG Vorzug +  (cost $13,737,830)           39,270,345

     Principal      Description                                  Value
NON-CONVERTIBLE CORPORATE BONDS (1.0%)
Financial
     Diversified
     $12,000,000    Trump Atlantic City Associates
                    Funding, Inc.
                    11.250%  5-1-06 (cost $12,000,000 )           11,850,000
LONG-TERM U.S. GOVERNMENT SECURITIES  (1.4%)
     17,000,000     Treasury Notes
                    5.500%  9-30-97 (cost $17,058,705)            16,955,800
SHORT-TERM U.S. GOVERNMENT AGENCIES  (6.0%)
                    Federal National Mortgage Association Corp.
     $15,000,000         5.280%  10-10-96                        $14,980,200
     25,000,000          5.200%  11-20-96                         24,819,444
     30,000,000          5.380%  12-6-96                          29,704,100
     Total Short-Term U.S. Government Agencies (cost $69,503,744) 69,503,744
COMMERCIAL PAPER  (9.0%)
     40,000,000     General Electric Capital Corp.
                    5.410%  10-1-96                               40,000,000
     30,000,000     Household Finance Corp.
                    5.360%  10-1-96                               30,000,000
     35,700,000     Prudential Funding Corp.
                    5.720%  10-1-96                               35,700,000
Total Commercial Paper (cost $105,700,000)                       105,700,000
SHORT-TERM SECURITIES  (0.0%)
          $64,695   State Street Bank & Trust ***
                         4.000%  Repurchase Agreement
                         dated 9-30-96 to be repurchased
                         at $64,702 on 10-1-96 (cost $64,695)        $64,695
Total Investments (100.4%) (cost $816,965,335)                 1,173,249,629

     Notional
     Amount         Description                              Value
UNREALIZED GAIN ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
D     20,000,000    German Deutschemark 12-11-96   Sell               $41,404
D     21,646,000    German Deutschemark 1-17-97    Sell               364,548
D     2,000,000     German Deutschemark 1-27-97    Sell                36,590
Total Unrealized Gain on Forward Foreign
Currency Contracts                                                    442,542
Liabilities in Excess of Other Assets  (-0.4%)                     (4,919,983)
Net Assets (100.0%)                                            $1,168,772,188


September 30, 1996

SCHEDULE OF INVESTMENTS
C.A.S.E. PORTFOLIO
     Shares        Description                               Value
COMMON STOCK  (67.1%)
Basic Materials (3.4%) Building Materials (1.7%)
     1,000          Carlisle Companies, Inc.                          $55,500
     Steel (1.7%)
          4,300     Steel Technologies, Inc.                           53,750
Consumer, Cyclical (11.7%)
     Auto Manufacturing (1.8%)
          2,900     Walbro Corp.                                       55,100
     Retailers - Apparel (2.4%)
          2,500     Gymboree Corp.  *                                  75,937
     Retailers - Broadline (2.5%)
          3,900     Price / Costco, Inc.  *                            79,950
     Retailers - Specialty (5.0%)
          1,500     Deere And Company                                  63,000
          3,600     The Sports Authority, Inc.  *                      95,850
                                                                      158,850
Consumer, Non-Cyclical (14.5%)
     Beverages (3.7%)
          1,400     Anheuser-Busch Companies, Inc.                     52,675
          1,400     Coca-Cola Enterprises, Inc.                        63,350
                                                                      116,025
     Food Retailers (5.7%)
          4,400     Chiquita Brands International, Inc.                53,900
          1,400     Dole Food Company                                  58,800
          1,900     Interstate Bakeries Corp.                          69,350
                                                                      182,050
     Healthcare (1.7%)
          2,500     Tenet Healthcare Corp.  *                          55,625
     Pharmaceuticals (3.4%)
          1,000     Johnson & Johnson                                  51,250
          800       Merck And Company, Inc.                            56,300
                                                                      107,550
Financial (7.1%)
     Banks (3.6%)
          3,100     City National Corp.                                56,188
          1,700     MBNA Corp.                                         59,075
                    115,263
     Insurance (1.9%)
          1,200     Travelers Group, Inc.                              58,950
     Securities Brokers (1.6%)
          800       Merrill Lynch & Company, Inc.                      52,500
Independent (3.1%)
     Conglomerates
          3,700     U.S. Industries, Inc.  *                           97,125
Industrial (9.1%)
     Air Freight (1.6%)
          2,300     Airborne Freight Corp.                            $49,162
     Other Industrial Services (5.8%)
          1,800     CalEnergy Company, Inc.  *                         57,375
          3,750     U.S. Filter Corp.  *                              127,969
                                                                      185,344
     Paper Products (1.7%)
          1,900     Mosinee Paper Corp.                                52,725
Technology (8.8%)
     Aerospace/Defense (1.8%)
          700       Northrop Grumman Corp.                             56,175
     Computers (2.3%)
          1,200     Computer Associates International, Inc.            71,700
     Industrial Technology (4.7%)
          2,100     Fisher Scientific International, Inc.              86,625
          2,000     Wyle Electronics, Inc.                             64,250
                                                                      150,875
Utilities (9.4%)
     Gas (1.7%)
          3,600     Southwestern Energy Company                        53,550
     Telephone (5.9%)
          1,400     Ameritech Corp.                                    73,675
          1,700     BellSouth Corp.                                    62,900
          2,400     WorldCom Inc.  *                                   51,300
                                                                      187,875
     Water (1.8%)
          1,500     Eastern Enterprises, Inc.                          56,625
Total Common Stock (cost $2,025,459)                                2,128,206
     Principal      Description                                   Value
SHORT-TERM SECURITIES (25.7%)
     $112,996  State Street Bank & Trust ***
                    4.000%  Repurchase Agreement
                    dated 9-30-96 to be repurchased
                    at $113,008 on 10-1-96                            112,996
          300,000   State Street Bank & Trust
                         Seven Seas Money Market Fund                 300,000
          400,000   State Street Bank & Trust
                         Euro Time Deposit,
                         4.500%  10-7-96                              400,000
Total Short-term Securities (cost $812,996)                           812,996
Total Investments (92.8%) (cost $2,838,455)                         2,941,202
Other Assets in Excess of Liabilities (7.2%)                          227,181
Net Assets (100.0%)                                                $3,168,383


September  30, 1996
SCHEDULE OF INVESTMENTS

TACTICAL ASSET ALLOCATION PORTFOLIO
     Shares         Description                                  Value
COMMON STOCK  (54.1%)

Basic Materials (10.8%)
     Aluminum(2.8%)
          8,000     Alumax, Inc.  *                                  $268,000
          3,500     Aluminum Company of America                       206,500
                                                                      474,500
     Chemicals  (3.5%)
          4,000     Dow Chemical Company                              321,000
          9,000     Georgia Gulf Corp.                                268,875
                                                                      589,875
     Mining (1.7%)
          4,000     Potash Corp. of  Saskatchewan, Inc.  #            292,500
     Paper Products (2.0%)
          8,000     International Paper Company                       340,000
     Steel (0.8%)
          9,000     Birmingham Steel Corp.                            142,875
Consumer, Cyclical (13.1%)
     Apparel (1.1%)
          6,000     Russell Corp.                                     193,500
     Auto Manufacturers (2.8%)
          10,000    Chrysler Corp.                                    286,250
          6,000     Ford Motor Company                                187,500
                                                                      473,750
     Footwear (1.1%)
          5,320     Payless ShoeSource, Inc.  *                       178,885
     Home Construction (1.6%)
          12,000    Clayton Homes, Inc.                               264,000

     Restaurants (1.6%)
          12,000    Cracker Barrel Old Country Store, Inc. *          271,500
     Retailers - Broadline (1.4%)
          5,000     May Department Stores Company                     243,125
     Retailers - Specialty (3.5%)
          12,000    Fingerhut Companies, Inc.                         159,000
          15,000    Toys R Us, Inc. *                                 436,875
                                                                      595,875
Consumer, Non-Cyclical (2.7%)
          Pharmaceuticals  (1.6%)
          1,500     McKesson Corp.                                     71,063
          4,000     R.P. Scherer Corp. *                              195,000
                                                                      266,063
     Tobacco  (1.1%)
          6,000     UST, Inc.                                         177,750
Energy  (2.4%)
     Oil Companies - Major (0.8%)
          3,000     Burlington Resources, Inc.                        133,124
     Oil Companies - Secondary (1.6%)
          12,000    Valero Energy Corp.                               262,500
Financial (11.3%)
     Diversified (2.3%)
          2,000     Associates First Capital Corp.                    $82,000
          12,000    Countrywide Credit Industries, Inc.               307,500
                                                                      389,500
     Insurance (4.8%)
          7,000     AFLAC, Inc.                                       248,500
          4,000     AMBAC, Inc.                                       223,000
          1,500     MGIC Investment Corp.                             101,062
          4,500     PMI Group, Inc.                                   239,063
                                                                      811,625
     Securities Brokers (1.4%)
          9,000     Lehman Brothers Holding, Inc.                     229,500
     U.S. Government Agency (2.8%)
          2,000     Federal Home Loan Mortgage Corp.                  195,750
          8,000     Federal National Mortgage Association             279,000
                                                                      474,750
Independent (1.6%)
     Conglomerates
          3,000     Philip Morris Companies, Inc.                     269,250
Industrial (4.2%)
     Diversified  (2.4%)
          25,000    Horsham Corp.                                     406,250
          Electronic Components & Equipment (1.8%)
          7,000     Arrow Electronics, Inc.                           311,500
Technology (8.0%)
     Communication (2.9%)
          4,500     Seagate Technology  *                             251,438
          6,000     Sprint Corp.                                      233,250
                                                                      484,688

     Diversified (1.7%)
          8,000     Philips Electronics N.V. # *                      287,000
     Semiconductors (2.2%)
          10,000    Applied Materials, Inc. *                         276,250
          2,000     Avnet, Inc.                                        97,000
                                                                      373,250
     Software (1.2%)
          19,000    Novell, Inc. *                                    209,000
Total Common Stock (cost $8,620,204)                                9,146,135
CONVERTIBLE PREFERRED STOCK  (1.3%)
Industrial
     Diversified
          4,500     Kmart Financing, Inc.
               (cost $225,000)                                        219,937
     Principal      Description                                       Value
NON-CONVERTIBLE CORPORATE BONDS (5.9%)
Financial
     Diversified
          $1,000,000     Ford Motor Credit
                6.170%  11-9-98 (cost $1,002,485)                   1,001,393
LONG-TERM U.S. GOVERNMENT AGENCIES  (1.8%)
               Federal Home Loan Bank
          $100,000       6.080%  9-8-98                               $99,779
          100,000        8.600%  8-25-99                              105,718
          100,000        7.880%  2-9-00                               104,050
Total Long-Term U.S. Government Agencies (cost $316,572)              309,547
LONG-TERM U.S. GOVERNMENT SECURITIES (18.2%)
               Treasury Notes
          100,000        6.125%  12-31-96                             100,223
          500,000        5.500%  7-31-97                              499,065
          500,000        5.250%  7-31-98                              492,855
          500,000        7.125%  10-15-98                             509,760
          500,000        5.875%  3-31-99                              496,280
          500,000        6.000%  10-15-99                             496,430
          500,000        5.500%  4-15-00                              486,390
Total Long-Term U.S. Government Securities (cost $3,107,362)        3,081,003
SHORT-TERM  U.S. GOVERNMENT AGENCIES (0.4%)
          60,000    Federal Farm Credit Banks
                    5.210%  10-7-96 (cost $59,948)                     59,948
COMMERCIAL PAPER (16.4%)
          $250,000  BTM Capital Corp.
                    5.420%  10-3-96                                  $249,925
          150,000   Credit Card Securitization
                    5.400%  10-15-96                                  149,685
          200,000   Hartz 667
                    5.430%  10-9-96                                   199,759
                    Industrial Funding  Corp.
          750,000        5.420%  10-1-96                              750,000
          650,000        5.430%  10-3-96                              649,804
          100,000        5.420%  10-9-96                               99,879
          240,000   Midamerican Energy Company
                    5.370%  10-7-96                                   239,785
          200,000   Receivables Capital Corp.
                    5.380%  10-1-96                                   200,000
          225,000   Reliastar  Mortgage Corp.
                    5.370%  10-4-96                                   224,899
Total Commercial Paper  (cost $2,763,736)                           2,763,736
SHORT-TERM  SECURITIES (0.3%)
          41,535    State Street Bank & Trust ***
                    4.000%  Repurchase Agreement
                    dated 9-30-96 to be repurchased
                    at $41,540 on 10-1-96 (cost $41,535)               41,535
Total Investments (98.4%) (cost $16,136,842)                       16,623,234
Other Assets in Excess of Liabilities (1.6%)                          266,757
Net Assets (100.0%)                                               $16,889,991


September 30, 1996
SCHEDULE OF INVESTMENTS

EQUITY-INCOME PORTFOLIO
     Shares         Description                                    Value
COMMON STOCK  (69.5%)

Basic Materials (6.9%)
     Chemicals
          1,900   E.I. Du Pont de Nemours
                    and Company                                      $167,675
7,250M.A. Hanna Company                                               165,844
         15,400  Lawter International, Inc.                           175,175
          6,500  Morton International, Inc.                           258,375
          4,100  Nalco Chemical Company                               148,625
          1,000  Olin Corp.                                            84,000
                                                                      999,694
Consumer Cyclical (6.2%)
  Auto Parts & Equipment (0.5%)
          3,000  Stewart & Stevenson Services, Inc.                    64,875
  Clothing/Fabric (0.6%)
          5,000  Intimate Brands, Inc. Class A                         91,250
  Entertainment (1.7%)
          2,000  Eastman Kodak Company                                157,000
          1,500  Walt Disney Company                                   95,063
                                                                      252,063
  Publishing (0.8%)
          3,300  A.H. Belo Corp.                                      113,850
  Retailers - Broadline (1.3%)
          3,500  J.C. Penney Company, Inc.                            189,437
  Retailers - Specialty (1.3%)
          3,400  Home Depot, Inc.                                     193,375
Consumer Non-Cyclical (17.7%)
  Beverages (1.3%)
          6,600  PepsiCo, Inc.                                        186,450
  Consumer Services (0.7%)
          3,000  Storage USA, Inc.                                     99,750
  Cosmetics (1.2%)
          3,900  Estee Lauder Companies, Inc. Class A                 175,013
  Food-Other (1.2%)
          5,100  H.J. Heinz Company                                   172,125
  Healthcare (1.7%)
          3,000  Columbia / HCA Healthcare Corp.                      170,625
          5,500  Hooper Holmes, Inc.                                   83,187
                                                                      253,812
  Household Products - Non-Durable (5.0%)
          2,000  Colgate-Palmolive Company                            173,750
          1,700  Duracell International, Inc.                         109,013
          1,500  Procter & Gamble Company                             146,250
          6,000  Tupperware Corp.                                     294,000
                                                                      723,013
  Medical Supplies (2.3%)
          5,000  C.R. Bard, Inc.                                      155,625
          4,000  Baxter International, Inc.                           187,000
                                                                      342,625
  Pharmaceuticals (3.3%)
          3,000  Johnson & Johnson                                   $153,750
          4,310  Pharmacia & Upjohn, Inc.                             177,787
          2,400  Schering Plough Corp.                                147,600
                                                                      479,137
  Tobacco (1.0%)
          5,000  UST, Inc.                                            148,125
Energy (6.2%)
  Oil Companies - Major (4.9%)
          2,000  Amoco Corp.                                          141,000
          1,200  Atlantic Richfield Company                           153,000
          2,000  Exxon Corp.                                          166,500
          1,200  Mobil Corp.                                          138,900
          4,300  Union Pacific Resources Group, Inc.                  120,400
                                                                      719,800
  Oil Companies - Secondary (1.0%)
          5,000  Baker Hughes, Inc.                                   151,875
  Pipelines (0.3%)
          1,100  PanEnergy Corp.                                       38,087
Financial (10.3%)
  Banks (2.6%)
          2,700  Mellon Bank Corp.                                    159,975
         14,000  First Colorado Bancorp, Inc.                         217,000
                                                                      376,975
   Diversified (2.7%)
          5,000  Associates First Capital Corp. Class A               205,000
          2,000  Marsh & McLennan Companies, Inc.                     194,250
                                                                      399,250
  Insurance (1.0%)
          1,500  American International Group, Inc.                   151,125
  U.S. Government Agency (1.3%)
          5,300  Federal National Mortgage Association                184,837
  Real Estate (2.7%)
          3,400  Crescent Real Estate Equities, Inc.                  139,825
          6,000  Starwood Lodging Trust                               251,250
                                                                      391,075
Independent (1.1%)

  Conglomerates
          1,700  General Electric Company                             154,700
Industrial (13.3%)
  Building Materials (2.1%)
          4,500  Masco Corp.                                          135,000
          3,600  Sherwin Williams Company                             166,950
                                                                      301,950
  Diversified (5.0%)
          5,000  Corning, Inc.                                        195,000
          6,500  Keystone International, Inc.                         127,563
          4,200  Tyco International Ltd.                              181,125
         11,700  Westinghouse Electric Corp.                          217,913
                                                                      721,601
  Electronic Components & Equipment (1.3%)
          2,900  AMP, Inc.                                            112,375
            900  Emerson Electric Company                              81,113
                                                                      193,488
  Other Industrial Services (3.4%)
          5,500  Manpower, Inc.                                      $182,875
          4,800  National Service Industries, Inc.                    168,000
          6,050  Olsten Corp.                                         150,494
                                                                      501,369
  Pollution Control (1.5%)
          6,500  WMX Technologies, Inc.                               213,687
Technology (5.8%)
  Computers (1.1%)
          3,400  Hewlett-Packard Company                              165,750
  Diversified (1.4%)
          1,500  DST Systems, Inc.  *                                  48,000
          2,900  Raytheon Company                                     161,312
                                                                      209,312
  Industrial Technology (1.3%)
          4,500  Fisher Scientific International, Inc.                185,625
  Office Equipment (0.7%)
          2,500  Danka Business Systems PLC #                          99,375
  Software (1.3%)
          3,000  Electronic Data Systems Corp.                        184,125
Utilities (2.0%)
  Telephone
          5,100  AirTouch Communications, Inc.  *                     140,887
          5,600  ALLTEL Corp.                                         156,100
                                                                      296,987
Total Common Stock (cost $8,973,838)                               10,125,587
CONVERTIBLE PREFERRED STOCK (1.2%)
Utilities
  Electric
          3,000  CalEnergy Company, Inc.  *
                    (cost $150,000)                                   178,500
  PrincipalDescription                                                  Value
CONVERTIBLE CORPORATE BONDS  (3.6%)

Consumer Cyclical  (0.7%) Retailers - Specialty
       $100,000  Home Depot, Inc.
                    3.250%  10-1-01                                   101,625
Consumer Non-Cyclical  (0.6%)
  Healthcare
        100,000  Quantum Health Resources, Inc.
                    4.750%  10-1-00                                    91,375
Energy  (1.4%)
  Oil Drilling
        200,000  Nabors Industries, Inc.
                    5.000%  5-15-06                                   201,250
Utilities  (0.9%)
  Electric
        150,000  Potomac Electric Power Company
                    5.000%  9-1-02                                    135,000
Total Convertible Corporate Bonds (cost $529,261)                     529,250
NON-CONVERTIBLE CORPORATE BONDS (19.0%)
Consumer Cyclical (1.4%)
  Entertainment (0.7%)
       $100,000  Walt Disney Company 7.750% (until 1997,
                    increasing thereafter),  10-05-09                $101,261
  Retailers - Broadline (0.7%)
        100,000  May Department Stores Company
                    9.125%  12-01-16                                  105,000
Consumer Non-Cyclical (1.8%)
  Food - Other
        250,000  Nabisco Brands, Inc.
                    8.300%  4-15-99                                   258,438
Energy (0.7%)
  Pipelines
        100,000  Transcontinental Gas Pipeline Corp.
                    9.125%  2-1-17                                    104,875
Financial (3.8%)
  Banks  (1.4%)
        200,000  J. P. Morgan & Company, Inc.
                    7.625%  9-15-04                                   206,250
  Diversified  (1.4%)
        200,000  Norwest Financial, Inc.
                    7.000%  1-15-03                                   200,250
  Insurance  (1.0%)
        150,000  Torchmark Corp.
                    8.625%  3-1-17                                    151,533
Industrial  (4.9%)
  Other Industrial Services  (1.7%)
        250,000  Olsten Corp.
                    7.000%  3-15-06                                   243,750
  Diversified  (2.5%)
        150,000  Dexter Corp.
                    9.250%  12-15-16                                  157,923
        200,000  Robbins & Myers, Inc.
                    6.500%  9-1-03                                    206,000
                                                                      363,923

  Railroads  (0.7%)
        100,000  Union Pacific Corp.
                    7.375%  5-15-01                                   101,375
Technology  (2.7%)
  Communications  (1.7%)
        250,000  Lucent Technologies, Inc.
                    6.900%  7-15-01                                   250,000
  Office Equipment  (1.0%)
        100,000  Danka Business Systems PLC #
                    6.750%  4-1-02                                    143,875
Utilities  (3.7%)
  Electric  (1.3%)
       $175,000  Interstate Power Company
                    8.625%  9-15-21                                  $187,031
  Gas  (1.0%)
        150,000  Southwest Gas Corp.
                    7.500%  8-1-06                                    150,188
  Telephone  (1.4%)
        200,000  ALLTEL Corp.
                    7.250%  4-1-04                                    201,500
Total Non-Convertible Corporate Bonds (cost $2,751,195)             2,769,249
LONG-TERM U.S. GOVERNMENT SECURITIES (4.8%)
                 Treasury Notes
       $100,000     6.000%  11-30-97                                 $100,100
        200,000     6.125%  5-15-98                                   200,270
        200,000     5.875%  8-15-98                                   199,128
        200,000     7.000%  4-15-99                                   203,604
Total Long-Term U.S. Government
  Securities (cost $703,629)                                          703,102
SHORT-TERM SECURITIES (1.2%)
        174,125  State Street Bank  & Trust***
                    4.000%  Repurchase Agreement

                    dated 9-30-96 to be repurchased
                    at $174,144 on 10-1-96 (cost $174,125)            174,125
Total Investments (99.3%) (cost $13,282,048)                       14,479,813
Other Assets in Excess of Liabilities (0.7%)                           98,791
Net Assets (100.0%)                                               $14,578,604


September  30, 1996
SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (48.8%)

Basic Materials (0.3%)
  Mining
            700  Minerals Technologies, Inc.                          $26,163
Consumer, Cyclical  (4.5%)
  Broadcasting  (1.4%)
          3,300  Heritage Media Corp. *                                62,288
            450  Young Broadcasting Corp. *                            14,850
          2,625  US Satellite Broadcasting Company                     61,031
                                                                      138,169
  Casinos  (0.5%)
          1,425  Circus Circus Enterprises, Inc.  *                    50,409
  Entertainment  (1.0%)
          1,350  International Game Technology                         27,675
         14,542  London Clubs International PLC  +                     68,307
                                                                       95,982
  Lodging  (0.6%)
          2,700  Extended Stay America, Inc.  *                        55,350
  Publishing   (0.7%)
            330  Wolters Kluwer N.V. +                                 41,542
          1,150  World Color Press, Inc. *                             25,587
                                                                       67,129
  Retailers - Drug Based  (0.3%)
            325  Cardinal Health, Inc.                                 26,853
Consumer, Non-Cyclical  (7.4%)
  Food-Other  (2.9%)
          1,125  Campbell Soup Company                                 87,750
          2,150  Kellogg Company                                      148,081
            775  Wm Wrigley Jr. Company                                46,694
                                                                      282,525
  Household Products  (1.4%)
          1,000  Colgate-Palmolive Company                             86,875
            300  Unilever N.V.  #                                      47,288
                                                                      134,163
  Medical Supplies  (0.5%)
          1,050  Baxter International, Inc.                            49,087
  Pharmaceuticals  (2.6%)
          3,099  Glaxo Wellcome PLC +                                  48,595
            124  Sandoz AG +                                          148,919
            875  Smithkline Beecham  PLC  #                            53,266
                                                                      250,780
Financial  (19.4%)
  Banks  (8.2%)
            182  Banco Popular Espanol  S. A. +                        33,433
          3,225  Bank of New York Company, Inc.                        94,734
          1,000  Bank United Corp.                                     24,875
         10,255  Barclays PLC  #                                      150,774
          1,075  Citicorp                                              97,422
          3,400  Home Bancorp Elgin, Inc.                              40,375
            400  Sterling Bancorp                                       5,100
          1,325  Wells Fargo & Company                                344,500
                                                                      791,213
  Diversified (2.4%)
          3,125  Associates First Capital Corp.                      $128,125
            800  AT&T Capital Corp.                                    35,900
            900  First Data Corp.                                      73,462
                                                                      237,487
  Insurance (6.4%)
          1,530  Delphi Financial Group, Inc. Class A *                42,840
          1,500  Foremost Corp. Of America                             82,500
          2,600  PennCorp Financial Group, Inc.                        83,850
          1,625  Protective Life Corp.                                 61,344
          5,725  UICI  *                                              148,850
          3,200  UNUM Corp.                                           205,200
                                                                      624,584
  Real Estate (0.8%)
          2,350  Redwood Trust, Inc.                                   75,200
  Savings & Loans  (1.6%)
          1,825  First Savings Bank Washington Bancorp, Inc.           30,340
          6,575  Klamath First Bancorp, Inc.                           93,694
          1,200  Ocean Financial Corp.  *                              28,650
                                                                      152,684
Industrial  (6.5%)
  Containers & Packaging   (0.4%)
          1,025  Sealed Air Corp.  *                                   38,181
  Electronic Components & Equipment  (2.7%)
          6,325  Dionex Corp.  *                                      240,350
            512  Pittway Corp. Class A                                 21,952
                                                                      262,302
  Heavy Machinery (0.8%)
          3,075  AGCO Corp.                                            78,412
  Other Industrial Services  (2.3%)
            856  Hays PLC  +                                            6,299
          1,725  John H. Harland Company                               51,750
          4,550  Robert Half International, Inc.  *                   167,782
                                                                      225,831
Pollution Control  (0.3%)
          4,021  Rentokil Initial PLC  +                               26,317
Technology  (9.7%)
  Advanced Medical Devices  (0.6%)
            900  Medtronic, Inc.                                       57,713
  Aerospace/Defense  (3.0%)
            750  Boeing Company                                        70,875
            625  Lockheed Martin Corp.                                 56,328
          1,750  Sunstrand Corp.                                       68,250
            775  United Technologies Corp.                             93,097
                                                                      288,550
  Auto Manufacturers (0.9%)
          1,450  General Motors Corp. Class H                          83,738
  Communications (0.1%)
            325  Advanced Fibre Communications, Inc.                    8,125
             17  MFS Communications Company, Inc. *                       742
                                                                        8,867
  Computers  (2.2%)
          2,750  Computer Sciences Corp.  *                          $211,406
  Diversified   (0.6%)
          2,325  Primark Corp.  *                                      63,647
  Industrial Technology  (0.2%)
          1,275  Pfeiffer Vacuum Technology  SpA #  *                  19,603
  Office Equipment  (1.2%)
          1,025  Alco Standard Corp.                                   51,122
          1,575  Danka Business Systems PLC  #                         62,606
                                                                      113,728

  Software (0.9%)
          1,225     Electronic Data Systems Corp.                      75,184
            775     Factset Research Systems, Inc.  *                  14,822
                                                                       90,006
Utilities (1.0%)
  Gas   (0.4%)
          1,875     Southern Union Company                             43,593
  Telephone  (0.6%)
          1,050     Cincinnati Bell, Inc.                              55,650
Total Common Stock (cost $4,068,247)                                4,725,322
NON-CONVERTIBLE PREFERRED STOCK (2.7%)
Financial  (2.0%)
  Diversified
          8,000     Hartford Capital Corp. Series A                   198,000
Technology (0.7%)
  Software
            412     SAP AG-Vorzug +                                    69,164
Total Non-Convertible Preferred Stock (cost $249,969 )                267,164
CONVERTIBLE PREFERRED STOCK (1.4%)
Industrial (0.8%)
  Diversified
            800     Alco Standard Series B                             72,800
Technology (0.6%)
  Communications
            775     MFS Communications Company, Inc.                   58,125
Total Convertible Preferred  Stock (cost $116,558 )                   130,925
  Principal      Description                                            Value
CONVERTIBLE CORPORATE BONDS  (1.9%)
Industrial  (1.9%)
  Diversified  (1.1%)
       $100,000     Cooper Industries, Inc.
                        7.050%  1-1-15                                109,625
  Oil Companies - Secondary  (0.8%)

         75,000     Ashland Oil, Inc.
                        6.750%  7-1-14                                 76,688
Total Convertible Corporate Bonds (cost $179,954 )                    186,313
NON-CONVERTIBLE CORPORATE BONDS (23.4%)

Consumer, Cyclical  (7.3%)
  Broadcasting  (1.0%)
        100,000     Heritage Media Corp.
                        8.750%  2-15-06                                95,000
  Casinos  (2.3%)
       $240,000     Circus Circus Enterprises, Inc.
                        6.450%  2-1-06                               $222,300
  Entertainment   (1.2%)
        120,000     Walt Disney Company
                        6.375%  3-30-01                               117,750
  Retailers - Broadline  (2.8%)
        275,000     Sears Roebuck Acceptance Corp.
                    6.500%  6-15-00                                   272,594
Financial  (13.5%)
  Banks  (5.5%)
        150,000  First Nationwide Holdings, Inc.
                    9.125%  1-15-03                                   147,000
        200,000  First USA Bank of Wilmington Delaware, Inc.
                    5.750%  1-15-99                                   195,750
        200,000  Bank Of Boston Corp.
                    6.625%  12-1-05                                   189,750
                                                                      532,500
  Diversified  (8.0%)
        400,000  Associates Corp. of North America
5.600%  1-15-01  380,500
        400,000  International Lease Finance Corp.
                    5.750%  12-15-99                                  388,500
                                                                      769,000
Industrial  (1.6%)
  Diversified
        145,000  Dade International Inc.
                     11.125%  5-1-06                                  153,700
Technology (1.0%)
  Aerospace/Defense
        100,000  Lockheed Martin Corp.
                    6.550%  5-15-99                                    99,875
Total Non-Convertible Corporate Bonds (cost $2,316,324)             2,262,719
FOREIGN GOVERNMENT BONDS  (3.1%) @
C  370,000       Canadian Government
                    8.750%  12-1-05 (cost $297,524 )                  302,279
LONG-TERM U.S. GOVERNMENT SECURITIES  (12.3%)
                 Treasury Notes
        300,000     5.000%  1-31-98                                   296,259
        300,000     6.125%  5-15-98                                   300,562
        180,000     5.500%  11-15-98                                  177,620
        225,000     5.750%  10-31-00                                  219,506
        200,000     5.625%  2-28-01                                   193,762
Total Long-Term U.S. Government
  Securities (cost $1,191,968)                                      1,187,709
SHORT-TERM U.S. GOVERNMENT AGENCIES (2.1%)
        200,000  Federal Home Loan Bank
                    5.190%  11-21-96 (cost $198,530)                  198,530
COMMERCIAL PAPER  (4.5%)
        440,000  Household Finance Company
                    5.750%  10-1-96 (cost $440,000)                   440,000
Total Investments ( 100.2%) (cost $9,059,074)                      $9,700,961
  Notional       Description                                            Value
  Amount
UNREALIZED GAIN(LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.0%) @
B  68,000        British Pound 11-19-96          Sell                $(3,790)
B  11,000        British Pound 1-17-97           Sell                   (163)
D  15,000        German Deutschemark  12-13-96   Sell                     108
D  80,000        German Deutschemark  1-17-97    Sell                   1,322
G  54,000        Dutch Guilder 11-19-96          Sell                      80
S  59,784        Swiss Franc  10-1-96             Buy                    (21)
Total Unrealized Loss on Forward Foreign Currency Contracts           (2,464)
Liabilities in Excess of Other Assets (-0.2%)                        (12,541)
Net Assets (100.0%)                                                $9,685,956


September 30, 1996
SCHEDULE OF INVESTMENTS

FLEXIBLE INCOME PORTFOLIO
  Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (80.2%)
Consumer, Cyclical  (14.1%)
  Broadcasting   (2.9%)
     CF Cable T.V., Inc.
     11.625%  2-15-05                                 $475,000       $534,375
  Entertainment  (2.5%)
     United Artists Theatres
          9.300%  7-1-15                               495,882        457,451
  Home Furnishings  (3.5%)
     Selmer Company, Inc.
     11.000%  5-15-05                                  600,000        638,250
  Retailers - Apparel (1.4%)
     Loehmann's, Inc.
     11.875%  5-15-03                                  250,000        263,125
  Retailers - Specialty (3.8%)
     Pier 1 Imports, Inc.
     11.500%  7-15-03                                  699,000        699,000
Consumer, Non-Cyclical  (6.5%)
  Food-Other (4.8%)
     Carr-Gottstein Foods Company
     12.000%  11-15-05                                 400,000        419,000
     Ralston Purina Company
     7.875%  6-15-25                                   475,000        467,281
                                                                      886,281
  Healthcare (1.7%)
     Tenet Healthcare Corp.
          8.625%  12-1-03                              300,000        312,750
Energy  (2.9%)
  Oil Companies - Secondary
     Texas Eastern Transmission Corp.
     10.000%  10-1-11                                  500,000        526,250
Financial (38.8%)
  Banks (16.8%)
     Anchor Bancorp, Inc.
          8.938%  7-9-03                               500,000        500,625
     Center Banks, Inc.
          8.375%  10-1-02                              500,000        522,500
     First National Bank of Boston, Inc.
          7.375%  9-15-06                              500,000        498,125
     First Nationwide Financial Corp.
     10.625%  10-1-03                                  250,000        262,188
     First Union Corp.
     7.050%  8-1-05                                    400,000        392,000
     Norwest Financial, Inc.
     6.750%  6-1-05                                    200,000        194,500
     Standard Federal Bancorp, Inc.
     7.750%  7-17-06                                   250,000        253,750
     Swiss Bank Corp.
     7.000%  10-15-15                                  500,000        470,000
                                                                    3,093,688
  Diversified (8.8%)
     California Hotel Finance Corp.
     11.000%  12-1-02                                 $250,000       $261,875
     Ford Motor Credit  Company
     7.750%  3-15-05                                   700,000        715,750
     6.750%  8-15-08                                   250,000        235,938
     Lifestyle Furnishings, Inc.
     10.875%  8-1-06                                   400,000        414,500
                                                                    1,628,063
  Insurance (13.2%)
     Delphi Financial Group, Inc.
            8.000%  10-1-03                          1,000,000        958,750
     Leucadia National Corp.
          10.375%  6-15-02                             475,000        503,500
     Orion Capital Corp.
            7.250%  7-15-05                          1,000,000        982,500
                                                                    2,444,750
Industrial (8.3%)
  Diversified  (5.7%)
     Consolidated Cigar Acquisition Corp.
          10.500%  3-1-03                              390,000        409,013
     USG Corp.
     9.250%  9-15-01 Series B                          400,000        418,500
     8.500%  8-1-05                                    225,000        224,156
                                                                    1,051,669
  Steel (2.6%)
     Weirton Steel Corp.
          11.375%  7-1-04                              490,000        490,000
Technology (6.8%)
  Communications (1.3%)
     TCI Communications, Inc.
     8.000%  8-1-05                                    250,000        243,438
  Computers (2.7%)
     International Business Machines Corp.
     7.500%  6-15-13                                   500,000        500,000
  Diversified (2.8%)
     Neodata Services, Inc.
     12.000%  5-1-03                                   500,000        510,625
Utilities  (2.8%)
  Electric
     El Paso Electric Company
     9.400%  5-1-11                                    500,000        511,250
Total Non-Convertible Corporate Bonds (cost $14,720,851)            14,790,965
CONVERTIBLE CORPORATE BONDS  (4.9%)

Consumer, Cyclical  (2.9%) Retailers - Apparel
     Saks Holdings, Inc.
     5.500%  9-15-06                                   500,000        526,875

Industrial  (2.0%)
  Diversified
     Pegasus Media & Communications, Inc.
          12.500%  7-1-05                              350,000        371,875
Total Convertible Corporate Bonds (cost $850,000)                     898,750
LONG-TERM U.S. GOVERNMENT SECURITIES (8.9%)
     Treasury Notes  f
     7.000%  7-15-06 (cost $1,627,817)              $1,610,000     $1,643,037
COMMERCIAL PAPER (4.4%)
     Prudential Funding Corp.
          5.720%  10-1-96 (cost $820,000)             $820,000       $820,000
Total Investments (98.4%) (cost $18,018,668)                       18,152,752
Other Assets in Excess of Liabilities (1.6%)                          289,710
Net Assets (100.0%)                                               $18,442,462


September 30, 1996
SCHEDULE OF INVESTMENTS

INCOME PLUS PORTFOLIO
  Description                                     Principal        Value
NON-CONVERTIBLE CORPORATE BONDS (90.3%)
Basic Materials (3.9%)

  Precious Metals
  Inco, Ltd.
      9.600%  6-15-22                             $2,500,000     $2,656,025
Consumer Cyclical (25.0%)
  Airlines (2.0%)
  Piedmont Aviation, Inc.
      10.100%  5-13-07                               1,048,000        973,330
  USAir, Inc.
      10.800%  1-1-05                                  400,000        390,500
                                                                    1,363,830
  Auto Parts & Equipment(3.6%)
  Mark IV Industries, Inc.
      8.750%  4-1-03                                 2,430,000      2,454,300
  Casinos(2.9%)
  Circus Circus Enterprises, Inc.
      6.450%  2-1-06                                 1,000,000        923,250
  Majestic Star LLC
      12.750%  5-15-03                               1,000,000      1,095,000
                                                                    2,018,250
  Conglomerates  (2.7%)
  ITT Corp.
     6.750%  11-15-05                                2,000,000      1,872,940
  Home Furnishings(3.0%)
  Black & Decker Corp.
     7.500%  4-1-03                                  2,000,000      2,030,420
  Publishing(5.1%)
  Golden Books Publishing, Inc.
     7.650%  9-15-02                                 2,250,000      1,912,500
  News America Holdings, Inc.
     8.625%  2-1-03                                  1,500,000      1,603,725
                                                                    3,516,225


  Real Estate (1.4%)
   M.D.C. Holdings, Inc.
     11.125%  12-15-03                               1,000,000        970,000
  Retailers - Broadline (4.3%)
  Dayton Hudson Corp.
     8.500%  12-1-22                                 2,000,000      2,037,340
  Kmart Corp.
     8.125%  12-1-06                                 1,000,000        880,000
                                                                    2,917,340
Consumer Non-Cyclical (21.4%)

Consumer Services (7.0%)
  ERAC USA Finance Company

     6.350%  1-15-01                                 2,000,000      1,942,080
  Hertz Corp.
     6.000%  1-15-03                                 2,000,000      1,890,080
  Metromedia International Group, Inc.
     9.875%  3-15-97                                   974,000        976,435
                                                                    4,808,595
  Food - Other (2.4%)
  BFI Acquisition Corp.
       12.000%  12-1-01  ##                         $1,000,000       $410,000
  Fleming Companies, Inc.
     7.875%  12-15-01                                1,500,000      1,320,000
                                                                    1,730,000
  Food Retailers (7.5%)
  American Stores Company
     9.125%  4-1-02                                  1,000,000      1,082,450
  Great Atlantic & Pacific Tea, Inc.
     7.700%  1-15-04                                 2,000,000      1,949,140
  Ralph's Grocery Company
       10.450%  6-15-04                              1,000,000      1,016,250
  Super Rite Foods, Inc.
       10.625%  4-1-02                               1,000,000      1,071,250
                                                                    5,119,090
  Healthcare(4.5%)
  Dynacare, Inc.
       10.750%  1-15-06                              1,500,000      1,515,000
  Mediq/PRN Life Support Services, Inc.
       12.125%  7-1-99                               1,463,000      1,578,197
                                                                    3,093,197
Energy (11.1%)
  Oil Drilling (4.2%)
  Louisiana Land Exploration Company
     7.625%  4-15-13                                 2,000,000      1,972,800
  Maxus Energy Corp.
       11.250%  5-1-13                                 905,000        927,625
                                                                    2,900,425
  Oilfield Equipment/Services ( 1.6%)
  McDermott, Inc.
     9.375%  3-15-02                                 1,000,000      1,075,910
  Pipelines (5.3%)
  Enron Corp.
     6.750%  7-1-05                                  2,500,000      2,397,575
  Williams Companies, Inc.
       10.250%  7-15-20                              1,000,000      1,233,460
                                                                    3,631,035
Financial (10.8%)
  Banks (1.6%)
  Citicorp
     9.500%  2-1-02                                  1,000,000      1,109,190
  Diversified (6.1%)
  BAT Capital Corp.
     6.500%  11-24-03                                2,000,000      1,910,900
  Continental Bank N.A.
       11.250%  7-1-01                               1,100,000      1,183,941
  GNS Financial Corp.
     9.250%  3-15-03                                 1,000,000      1,063,440
                                                                    4,158,281
  Insurance (0.2%)
  Reliance Financial Services Corp.
     9.480%  11-1-00                                   150,000        150,000
  Securities Brokers  (2.9%)
  Lehman Brothers, Inc.
     7.625%  6-1-06                                  2,000,000      1,981,280
Industrial (11.9%)
  Air Freight (1.6%)
  Federal Express Corp.
     9.625%  10-15-19                               $1,000,000     $1,088,370
  Computers  (1.5%)
  Unisys Corp.
     8.875%  7-15-97                                 1,000,000        997,500
  Containers & Packaging  (1.5%)
  Stone Container Corp.
     11.875%  8-1-16                                 1,000,000      1,050,000
  Factory Equipment (1.6%)
  Penn Central Corp.
       10.625%  4-15-00                              1,000,000      1,081,270
  Other Industrial Services (1.5%)
  Figgie International, Inc.
     9.875%  10-1-99                                 1,000,000      1,030,000
  Transportation Equipment (2.8%)
  AAR Corp.
     7.250%  10-15-03                                2,000,000      1,924,840
  Trucking (1.4%)
  Penske Truck Leasing Company
     6.550%  9-19-00                                 1,000,000        996,950
Utilities (6.2%)
  Electric
  El Paso Electric Company
     8.250%  2-1-03                                  1,000,000        987,280
     8.900%  2-1-06                                    500,000        502,650
  First PV Funding Corp.
       10.300%  1-15-14                              1,225,000      1,298,500
  Texas Utilities Electric Company
     6.750%  4-1-03                                  1,500,000      1,468,290

4,256,720 Total Non-Convertible Corporate Bonds
  (cost $61,196,329 )                                              61,981,983
  Description                                           Shares          Value
NON-CONVERTIBLE PREFERRED STOCK (0.5%)
Financial
  Banks
  Riggs National Corp. Class B, 10.750%
       (cost $316,275)                                  12,651       $354,228
CONVERTIBLE PREFERRED STOCK (3.1%)
Industrial
  Communications
  Time Warner, Inc. 144A (cost $1,999,448)               2,044      2,146,200
Description                                        Principal          Value
COMMERCIAL PAPER (3.5%)
  Marsh & McLennan Companies, Inc.
     5.320% 10-3-96 (cost $ 2,399,290)              $2,400,000     $2,399,290
SHORT-TERM SECURITIES (0.1%)

State Street Bank & Trust ***
4.000% Repurchase Agreement
   dated 9-30-96 to be repurchased
   at $90,898 on 10-1-96 (cost $90,888)                 90,888         90,888
Total Investments (97.5 %) (cost $66,002,230)                      66,972,589
Other Assets in Excess of Liabilities ( 2.5%)                       1,736,923
Net Assets (100.0%)                                               $68,709,512


September 30, 1996
SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO
Description  **                                    Principal          Value
MUNICIPAL BONDS (95.0%)

  Alaska (3.8%)
Alaska State Housing Finance Corp.,
  Mortgage Program, Revenue Bonds,
  5.900%, 12-1-33, A+/Aa1                           $1,000,000       $969,200
  California (0.3%)
Los Angeles, Convention and Exhibition
  Center, Certificates of Participation,
  9.000%, 12-1-20, AAA/Aaa                              50,000         65,077
  Florida (4.3%)
Broward County, Resource Recovery,
Revenue Bonds,  7.950%, 12-1-08, A-/A                1,000,000      1,101,380
  Illinois (11.6%)
Calumet City, General Obligation Bonds,
  Series B, 5.350%, 1-1-17, NR/Aaa                   1,000,000       954,710
Illinois State Dedicated Civic Center Tax,
  Revenue Bonds, Series A,
  6.000%, 12-15-15, AAA/Aaa                          1,000,000      1,005,050
West Chicago, IDR-Leggett and Platt, Inc.
  Project, Revenue Bonds, Series 1994,
  6.900%, 9-1-24, A/NR                               1,000,000      1,037,200
                                                                    2,996,960
Indiana (8.0%)
Indiana State Office Building and Correctional
  Facility Program, Revenue Bonds,
  6.375%, 7-1-16, A+/A1                              1,000,000      1,035,610
Indiana Transportation Finance Authority,
  Airport Facility Lease Revenue Series,
  1992A, 6.250%, 11-1-16, NR/A                       1,000,000      1,020,900
                                                                    2,056,510
Iowa (11.7%)
Iowa Finance Authority, Drake University
  Project, Revenue Bonds,
  5.400%, 12-1-16, AAA/Aaa                           1,000,000        968,880
Iowa Higher Education Loan Authority,
  St. Ambrose University Project, Revenue
  Bonds, 5.750%, 2-1-11, BBB/NR                      1,000,000        962,160
Iowa State Certificate of Participation,
  Revenue Bonds, Series 1992A,
  6.500%, 7-1-06, AAA/Aaa                            1,000,000      1,098,640
                                                                    3,029,680
Kentucky (4.4%)
Jefferson County, Pollution Control,
  Revenue Bonds, Series A,
  5.900%, 4-15-23, AA/Aa2                            1,000,000      1,004,090
Kentucky Housing Corp., Single Family
  Mortgage Revenue AMT Bonds, Series
  1991D-1, 6.800%, 1-1-24, AAA/Aaa                     130,000        134,624
                                                                    1,138,714
Maine (3.9%)
Maine State Housing Authority, Mortgage
  Revenue AMT Bonds, Series A-1
  6.500%, 11-15-27, AAA/Aaa                          1,000,000      1,015,390
Massachusetts (3.9%)
Massachusetts State Housing Finance
  Agency, Series 1993A
  6.300%, 10-1-13, A+/A1                            $1,000,000     $1,017,090
Michigan (15.6%)
Detroit School District, General Obligation
  Bonds, 6.250%, 5-1-12, AA/Aa                       1,000,000      1,043,720
Michigan State Building Authority, Revenue
  Refunding Special Sinking Fund, Series
  1992A, 6.800%, 10-1-21, AA-/A1                       900,000        972,504
Municipal Bond Authority, Pooled Project,
  Series B, 5.625%, 10-1-19, AA/Aa                   1,000,000        979,170
Royal Oak Hospital Finance Authority,
  Revenue Bonds, Series F,
  6.250%, 1-1-19, NR/Aa                              1,000,000      1,026,820
                                                                    4,022,214
Nebraska (4.0%)
Nebraska Higher Education Loan Program,
  Revenue AMT Bonds, Series 1992A-6,
  6.950%, 6-1-08, NR/A                               1,000,000      1,029,690
Nevada (4.0%)
Municipal Bond Authority, Project No. 52,
  Series A, 6.000%, 5-15-24, AA/Aa                   1,000,000      1,010,880
Nevada Housing Division, Single Family

  Program, AMT Bonds, Series 1990B,
        7.900%, 4-1-22, AA/NR                           10,000         10,502
                                                                    1,021,382
  New York (3.9%)
  New York State Local Government
     Assistance Corporation, Series 1995A,
     6.000%, 4-1-16, A/A                             1,000,000      1,010,860
  Pennsylvania (0.0%)
  Pennsylvania Housing Finance Agency,

Multi-Family Mortgage Revenue Bonds, Series 1985A,
        9.375%, 8-1-28, AAA/Aa                           5,000          5,129
  South Dakota (3.9%)
  Sioux Falls South Dakota School District,
     Number 49-5 Refunding Capital Outlay
     Certificates, Series 1992B,
        5.750%, 7-1-12, AAA/Aaa                      1,000,000      1,003,780
  Texas (3.8%)
  Carroll Independent School District,
     General Obligation Bonds,
        5.625%, 2-15-19, AAA/Aaa                     1,000,000        990,510
  Virginia (4.0%)
  Virginia State Housing Development
     Authority, Multi Family Housing, Series
        1995 II, 6.300%, 11-1-15, AAA/Aaa            1,000,000      1,035,080
  Wyoming (3.9%)
  Wyoming State Farm Loan Board, Capital
     Facilities Revenue Bonds,
        5.750%, 10-1-20, AA-/NR                      1,000,000        994,840
Total Investments (95.0%) (cost $24,283,313)                       24,503,486
Other Assets in Excess of Liabilities (5.0%)                        1,300,132
Net Assets (100.0%)                                               $25,803,618

SCHEDULE OF INVESTMENTS
NOTES TO SCHEDULE OF INVESTMENTS
+   Foreign securities.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency: B-British Pound; C-Canadian Dollar; D-German Deutschemark; F-French Franc; G-Dutch Guilder; I-Indonesian Rupiah; J-Japanese Yen; K-Swedish Krona; M-Finnish Markka; S-Swiss Franc.
#  American Depository Receipts or Global Depository Receipts.
## BFI Acquisition Corp. is currently in default on payment of its past two six month interest payments which were due 12-1-95 and 6-1-96.
*  Presently non-income producing.
** Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

f U.S. Treasury Notes owned by Flexible Income with an aggregate market value of $536,406 have been segregated with the custodian to cover margin requirements on five, 10 year U.S. Treasury Note December 1996 contracts.
At September 30, 1996 the Portfolio had unrealized losses of $8,594 and variation margin receivable of $938 on these futures contracts.
^  Not affiliated with IDEX Management, Inc.
See Note 2 to financial statements for security valuation and other significant accounting policies.
See Note 5 to financial statements for futures, forward currency contracts and other derivative transactions.
See Note 6 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.
*** Aggressive Growth
Collateralized by $1,195,000 principal of U.S. Treasury Notes 6.250% due
   8/15/23; market value and accrued interest aggregated $1,093,425 for this collateral at September 30, 1996.
*** Global
Collateralized by $82,000 principal of U.S. Treasury Notes 6.250% due 8/15/23;
   market value and accrued interest aggregated $75,030 for this collateral at September 30, 1996.
*** Growth
Collateralized by $73,000 principal of U.S. Treasury Notes 6.250% due 8/15/23;
   market value and accrued interest aggregated $66,795 for this collateral at September 30, 1996.
*** C.A.S.E.
Collateralized by $100,000 principal of U.S. Treasury Notes 8.750% due 8/15/20;
   market value and accrued interest aggregated $120,750 for this collateral at September 30, 1996.
*** Tactical Asset Allocation
Collateralized by $47,000 principal of U.S. Treasury Notes 6.250% due 8/15/23;
   market value and accrued interest aggregated $43,005 for this collateral at September 30, 1996.
*** Equity-Income
Collateralized by $165,000 principal of U.S. Treasury Notes 7.875% due 11/15/07;
   market value and accrued interest aggregated $180,312 for this collateral at September 30, 1996.
*** Income Plus
Collateralized by $102,000 principal of U.S. Treasury Notes 6.250% due 8/15/23;
   market value and accrued interest aggregated $93,330 for this collateral at September 30, 1996.


September 30, 1996

STATEMENTS OF ASSETS AND LIABILITIES
   All numbers (except per share amounts) in thousands
                                           Aggressive      Capital
Assets:                                        Growth    Appreciation   Global
   Investment securities, at market value    $26,600      $23,953      $143,357
   Cash                                          -            225          11
   Receivables:
      Investment securities sold                 353          -           387
      Shares of beneficial interest sold          84        1,099         607
      Interest                                     2          -           -
      Dividends                                    8           71         173
      Due from investment adviser                 18          -           -
   Forward foreign currency contracts            -            -           478
   Other                                         -              2          92
          Total assets                        27,065       25,350      145,105
Liabilities:
   Accounts payable:
      Investment securities purchased            861        1,627         118
      Shares of beneficial interest redeemed      27          566          63
   Accrued liabilities:
      Management and advisory fees               -              2         118
      Distribution fees                            9            8          47
      Transfer agent fees and expenses             7            4          61
   Forward foreign currency contracts            -             14         183
   Other                                          33           25          87
          Total liabilities                      937        2,246         677
Net Assets                                   $26,128      $23,104      $144,428
   Investment securities, at cost            $22,799      $20,622      $118,796

Net asset value per share (net assets divided
  by shares outstanding):
          Class A shares                      $15.75       $15.75      $21.40
          Class B shares                      $15.63       $15.69      $21.14
          Class C shares                      $15.65       $15.70      $21.04
          Class T shares (1)                    $-           $-          $-
Offering price per share (2):
          Class A shares                      $16.67       $16.67      $22.65
          Class T shares (1)                    $-           $-          $-


Tactical                                                                 Asset
Assets:                                        Growth     C.A.S.E.    Allocation
   Investment securities, at market value  $1,173,250      $2,941      $16,623
   Cash                                           46          -           -
   Receivables:
      Investment securities sold                 -            -           -
      Shares of beneficial interest sold       1,082           44         349
      Interest                                   618            1          65
      Dividends                                  351          145          12
      Due from investment adviser                -             20         -
   Forward foreign currency contracts            443          -           -
   Other                                          38           26           1
          Total assets                     1,175,828        3,177      17,050
Liabilities:
   Accounts payable:
      Investment securities purchased          4,600          -           -
      Shares of beneficial interest redeemed   1,615            1          95
   Accrued liabilities:
      Management and advisory fees               110          -            46
      Distribution fees                          169            2           9
      Transfer agent fees and expenses            91            1         -
   Forward foreign currency contracts            -            -           -
   Other                                         471            5          10
          Total liabilities                    7,056            9         160
Net Assets                                $1,168,772       $3,168      $16,890
   Investment securities, at cost           $816,965       $2,838      $16,137

Net asset value per share (net assets divided
  by shares outstanding):
          Class A shares                      $22.21       $10.46      $11.03
          Class B shares                      $21.85       $10.41      $11.02
          Class C shares                      $21.91       $10.42      $11.03
          Class T shares (1)                  $22.41         $-          $-
Offering price per share (2):
          Class A shares                      $23.50       $11.07      $11.67
          Class T shares (1)                  $24.49         $-          $-


Equity-                                                               Flexible
Assets:                                        Income     Balanced      Income
   Investment securities, at market value    $14,480       $9,701      $18,153
   Cash                                          102           10           4
   Receivables:
      Investment securities sold                 -            458         504
      Shares of beneficial interest sold         160           35           3
      Interest                                    68           70         403
      Dividends                                   15            6         -
      Due from investment adviser                -              3         -
   Forward foreign currency contracts            -              2         -
   Other                                         -              3           1
          Total assets                        14,825       10,288      19,068
Liabilities:
   Accounts payable:
      Investment securities purchased            199          562         500
      Shares of beneficial interest redeemed      23            9          79
   Accrued liabilities:
      Management and advisory fees                 2          -            12
      Distribution fees                            6            3           6
      Transfer agent fees and expenses           -              2           3
   Forward foreign currency contracts            -              4         -
   Other                                          16           22          26
          Total liabilities                      246          602         626
Net Assets                                   $14,579       $9,686      $18,442
   Investment securities, at cost            $13,282       $9,059      $18,019

Net asset value per share (net assets divided
  by shares outstanding):
          Class A shares                      $13.27       $13.47       $9.19
          Class B shares                      $13.27       $13.46       $9.18
          Class C shares                      $13.27       $13.46       $9.18
          Class T shares (1)                    $-           $-          $-
Offering price per share (2):
          Class A shares                      $14.04       $14.25       $9.65
          Class T shares (1)                    $-           $-          $-


Income                                                   Tax-
Assets:                                          Plus       Exempt
   Investment securities, at market value    $66,973      $24,503
   Cash                                            1          774
   Receivables:
      Investment securities sold                 614          979
      Shares of beneficial interest sold         175           11
      Interest                                 1,629          585
      Dividends                                   52          -
      Due from investment adviser                -             18
   Forward foreign currency contracts            -            -
   Other                                         -              1
          Total assets                        69,444       26,871
Liabilities:
   Accounts payable:
      Investment securities purchased            600          997
      Shares of beneficial interest redeemed      44           33
   Accrued liabilities:
      Management and advisory fees                 1          -
      Distribution fees                           21            7
      Transfer agent fees and expenses            36            4
   Forward foreign currency contracts            -            -
   Other                                          32           26
          Total liabilities                      734        1,067
Net Assets                                   $68,710      $25,804
   Investment securities, at cost            $66,002      $24,283

Net asset value per share (net assets divided
  by shares outstanding):
          Class A shares                      $10.41       $11.36
          Class B shares                      $10.40       $11.36
          Class C shares                      $10.40       $11.36
          Class T shares (1)                    $-           $-
Offering price per share (2):
          Class A shares                      $10.93       $11.93
          Class T shares (1)                    $-           $-

(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B is computed as net asset value less any applicable deferred sales charges per share.



For the year ended September 30, 1996

STATEMENTS OF OPERATIONS
All numbers in thousands                 Aggressive        Capital
Investment Income:                            Growth     Appreciation   Global
   Interest                                      $60          $52        $211
   Dividends                                     100          165       1,527
  Withholding taxes on foreign dividends          (1)          (3)       (160)
                                                 159          214       1,578
Expenses:
   Management and advisory  fees                 227          142       1,131
   Distribution and service fees:
       Class A                                    68           38         371
       Class B                                     8            7          16
       Class C                                    22           23          49
   Transfer agent fees and expenses              142           62         409
   Custody fees and expenses                      22           45         228
   Registration fees                              74           65          56
   Trustees fees and expenses                      3            1           5
   Prospectus expenses                            14            6          46
   Other                                          28           16          93
   Less amounts waived/reimbursed by the
     investment adviser                         (170)        (123)      -
                                                 438          282       2,404
      Custodian earnings and brokerage credits   -             (1)        (29)
         Net expenses                            438          281       2,375
            Net investment income (loss)        (279)         (67)       (797)
Realized and unrealized gain (loss) on
  investments
   and foreign currency:
   Net realized gain (loss) on investments    (1,319)         456      13,000
   Net realized gain (loss) from foreign
     currency transactions                       -            (25)      2,721
      Net realized gain (loss)                (1,319)         431      15,721
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                                743        2,215      10,591
      Translation of assets and liabilities
        denominated in foreign currency          -              1        (650)
   Net unrealized appreciation (depreciation)
     during the period                           743        2,216       9,941
      Net gain (loss) on investments and
         foreign currency                       (576)       2,647      25,662
      Net increase (decrease) in net assets
         resulting from operations             $(855)      $2,580      $24,865


                                                                      Tactical
Asset
Investment Income:                            Growth     C.A.S.E. (1) Allocation
   Interest                                   $5,513          $13        $213
   Dividends                                   3,207          221          81
  Withholding taxes on foreign dividends         (37)         -            (1)
                                               8,683          234         293
Expenses:
   Management and advisory  fees               5,460           18          82
   Distribution and service fees:
       Class A                                 1,831            2          12
       Class B                                    16            4          23
       Class C                                    72            7          22
   Transfer agent fees and expenses            1,596            9          26
   Custody fees and expenses                     137            9          19
   Registration fees                              92           57          94
   Trustees fees and expenses                     46          -           -
   Prospectus expenses                           236            4           2
   Other                                         452            4          10
   Less amounts waived/reimbursed by the
     investment adviser                          -            (55)        (28)
                                               9,938           59         262
      Custodian earnings and brokerage credits   (58)         -           -
         Net expenses                          9,880           59         262
            Net investment income (loss)      (1,197)         175          31
Realized and unrealized gain (loss) on
  investments and foreign currency:
   Net realized gain (loss) on investments    70,689         (190)         48
   Net realized gain (loss) from foreign
     currency transactions                     1,017          -           -
      Net realized gain (loss)                71,706         (190)         48
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                            223,165          103         486
      Translation of assets and liabilities
        denominated in foreign currency          289          -           -
   Net unrealized appreciation (depreciation)
     during the period                       223,454          103         486
      Net gain (loss) on investments and
        foreign currency                     295,160          (87)        534
      Net increase (decrease) in net assets
        resulting from operations           $293,963          $88        $565

                                              Equity-                 Flexible
Investment Income:                             Income     Balanced      Income
   Interest                                     $165         $243      $1,610
   Dividends                                     173           72         -
  Withholding taxes on foreign dividends          (1)          (1)        -
                                                 337          314       1,610
Expenses:
   Management and advisory  fees                  98           84         174
   Distribution and service fees:
       Class A                                    28           20          64
       Class B                                     7            3           2
       Class C                                     9           21           8
   Transfer agent fees and expenses               46           26          51
   Custody fees and expenses                       2           36          23
   Registration fees                              80           73          54
   Trustees fees and expenses                      1            2           1
   Prospectus expenses                             4            3           6
   Other                                           7            9          23
   Less amounts waived/reimbursed by the
     investment adviser                          (92)        (106)        (41)
                                                 190          171         365
      Custodian earnings and brokerage credits    (6)         -           -
         Net expenses                            184          171         365
            Net investment income (loss)         153          143       1,245
Realized and unrealized gain (loss) on
  investments and foreign currency:
   Net realized gain (loss) on investments       346        1,304         718
   Net realized gain (loss) from foreign
     currency transactions                       -              4         -
      Net realized gain (loss)                   346        1,308         718
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                                810          208        (710)
      Translation of assets and liabilities
        denominated in foreign currency          -              4         -
   Net unrealized appreciation (depreciation)
     during the period                           810          212        (710)
      Net gain (loss) on investments and
        foreign currency                       1,156        1,520           8
      Net increase (decrease) in net assets
        resulting from operations             $1,309       $1,663      $1,253

                                               Income         Tax-
Investment Income:                               Plus       Exempt
   Interest                                   $5,573       $1,564
   Dividends                                      86          -
  Withholding taxes on foreign dividends         -            -
                                               5,659        1,564
Expenses:
   Management and advisory  fees                 414          160
   Distribution and service fees:
       Class A                                   231           91
       Class B                                     5            1
       Class C                                    23            3
   Transfer agent fees and expenses              127           40
   Custody fees and expenses                      27           19
   Registration fees                              53           50
   Trustees fees and expenses                      2            1
   Prospectus expenses                            14            3
   Other                                          38           24
   Less amounts waived/reimbursed by the
     investment adviser                          -           (124)
                                                 934          268
      Custodian earnings and brokerage credits   (13)         -
         Net expenses                            921          268
            Net investment income (loss)       4,738        1,296
Realized and unrealized gain (loss) on
  investments and foreign currency:
   Net realized gain (loss) on investments       782          222
   Net realized gain (loss) from foreign
     currency transactions                       -            -
      Net realized gain (loss)                   782          222
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                               (491)           3
      Translation of assets and liabilities
        denominated in foreign currency          -            -
   Net unrealized appreciation (depreciation)
     during the period                          (491)           3
      Net gain (loss) on investments and
         foreign currency                        291          225
      Net increase (decrease) in net assets
         resulting from operations            $5,029       $1,521

(1) From the commencement of investment operations on February 1, 1996 through September 30, 1996.


For the years ended September 30,

STATEMENTS OF CHANGES IN NET ASSETS
All numbers in thousands

Aggressive Growth
                                                         1996 (1)      1995 (2)
Increase (decrease) in net assets from:
   Operations:
      Net investment income (loss)                         $(279)        $(150)
      Net realized gain (loss) on investments and
        foreign currency transactions                     (1,319)        1,358
      Net unrealized appreciation (depreciation)
        during period                                        743         3,058
      Net increase (decrease) in net assets resulting
        from operations                                     (855)        4,266

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                (1,314)          -
                                                          (1,314)          -
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                        16,192        14,370
      Shares issued on reinvestment of distributions       1,094           -
      Cost of shares repurchased                          (9,999)       (1,690)
         Net increase (decrease) from Class A share
           transactions                                    7,287        12,680

  Class B (3)
      Proceeds from sale of shares                         2,006           -
      Shares issued on reinvestment of distributions          15         -
      Cost of shares repurchased                            (256)          -
         Net increase from Class B share transactions      1,765           -

  Class C
      Proceeds from sale of shares                         3,772         2,108
      Shares issued on reinvestment of distributions         179           -
      Cost of shares repurchased                          (3,189)         (571)
         Net increase (decrease) from Class C share
            transactions                                     762         1,537

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                 9,814        14,217
               Net increase (decrease) in net assets       7,645        18,483

Net Assets:
      Beginning of period                                 18,483           -
      End of period                                      $26,128       $18,483

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                       $24,031       $14,217
      Undistributed net investment income (loss)              (1)          -
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     (1,703)        1,208
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                 3,801         3,058
          Total net assets                               $26,128       $18,483


Shares of beneficial interest:
      Class A
         Shares sold                                       1,031         1,055
         Shares issued on reinvestment of distributions       73           -
         Shares redeemed                                    (649)         (108)
           Net increase (decrease) in  shares outstanding    455           947
                   Shares outstanding at beginning of
                     period                                  947           -
                   Shares outstanding at end of period     1,402           947

      Class B (3)
         Shares sold                                         131           -
         Shares issued on reinvestment of distributions        1           -
         Shares redeemed                                     (17)          -
           Net increase in shares outstanding                115           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period       115           -

      Class C
         Shares sold                                         240           137
         Shares issued on reinvestment of distributions       12           -
         Shares redeemed                                    (206)          (39)
           Net increase (decrease) in shares outstanding      46            98
                   Shares outstanding at beginning of
                      period                                  98           -
                   Shares outstanding at end of period       144            98

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period

Capital Appreciation
                                                         1996 (1)      1995 (2)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $(67)          $29
      Net realized gain (loss) on investments and foreign
         currency transactions                               431           476
      Net unrealized appreciation (depreciation) during
        period                                             2,216         1,103
      Net increase (decrease) in net assets resulting
         from operations                                   2,580         1,608

   Distributions to shareholders:
      From net investment income:
        Class A                                              (36)          -
        Class B (3)                                           (1)          -
        Class C                                               (2)          -
        Class T                                              -             -
                                                             (39)     -    -
      From net realized gains on investments
         and foreign currency transactions                  (591)          -
                                                            (630)          -
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                        14,899         6,467
      Shares issued on reinvestment of distributions         453           -
      Cost of shares repurchased                          (4,436)       (1,451)
         Net increase (decrease) from Class A share
           transactions                                   10,916         5,016

  Class B (3)
      Proceeds from sale of shares                         2,049           -
      Shares issued on reinvestment of distributions           8         -
      Cost of shares repurchased                            (139)          -
         Net increase from Class B share transactions      1,918           -

  Class C
      Proceeds from sale of shares                         3,969         2,407
      Shares issued on reinvestment of distributions         148           -
      Cost of shares repurchased                          (4,603)         (225)
         Net increase (decrease) from Class C share
           transactions                                     (486)        2,182

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                 9,814        14,217
               Net increase (decrease) in net assets       7,645        18,483

Net Assets:
      Beginning of period                                 18,483           -
      End of period                                      $26,128       $18,483

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $19,474        $7,198
      Undistributed net investment income (loss)              (1)           29
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        312           476
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                 3,319         1,103
          Total net assets                               $23,104        $8,806


Shares of beneficial interest:
      Class A
         Shares sold                                         990           589
         Shares issued on reinvestment of distributions       34         -
         Shares redeemed                                    (297)         (128)
           Net increase (decrease) in shares outstanding     727           461
                   Shares outstanding at beginning of
                      period                                 461           -
                   Shares outstanding at end of period     1,188           461

      Class B (3)
         Shares sold                                         137           -
         Shares issued on reinvestment of distributions        1         -
         Shares redeemed                                      (9)          -
           Net increase in shares outstanding                129           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period       129           -

      Class C
         Shares sold                                         264           210
         Shares issued on reinvestment of distributions       11         -
         Shares redeemed                                    (314)          (20)
           Net increase (decrease) in shares outstanding     (39)          190
                   Shares outstanding at beginning of
                     period                                  190           -
                   Shares outstanding at end of period       151           190

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period


Global
                                                             1996          1995
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                         $(797)        $(284)
      Net realized gain (loss) on investments and
         foreign currency transactions                    15,721         1,394
      Net unrealized appreciation (depreciation) during
         period                                            9,941        11,284
      Net increase (decrease) in net assets resulting
         from operations                                  24,865        12,394

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                (3,252)       (3,199)
                                                          (3,252)       (3,199)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                        38,996        20,086
      Shares issued on reinvestment of distributions       3,076         2,979
      Cost of shares repurchased                         (20,437)      (23,750)
         Net increase (decrease) from Class A share
           transactions                                   21,635          (685)

  Class B (3)
      Proceeds from sale of shares                         5,103           -
      Shares issued on reinvestment of distributions           6           -
      Cost of shares repurchased                            (418)          -
         Net increase from Class B share transactions      4,691           -

  Class C
      Proceeds from sale of shares                         6,138         1,228
      Shares issued on reinvestment of distributions         132           133
      Cost of shares repurchased                          (2,745)       (1,719)
         Net increase (decrease) from Class C share
           transactions                                    3,525          (358)

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                29,851        (1,043)
               Net increase (decrease) in net assets      51,464         8,152

Net Assets:
      Beginning of period                                 92,964        84,812
      End of period                                     $144,428       $92,964


Net Assets consist of:
      Shares of beneficial interest, unlimited
         shares authorized                              $106,791       $77,165
      Undistributed net investment income (loss)             (13)          (14)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     12,795           899
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                24,855        14,914
          Total net assets                              $144,428       $92,964


Shares of beneficial interest:
      Class A
         Shares sold                                       1,964         1,267
         Shares issued on reinvestment of distributions      177           198
         Shares redeemed                                  (1,045)       (1,525)
           Net increase (decrease) in  shares outstanding  1,096           (60)
                   Shares outstanding at beginning of
                     period                                5,042         5,102
                   Shares outstanding at end of period     6,138         5,042

      Class B (3)
         Shares sold                                         257           -
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                     (20)          -
           Net increase in shares outstanding                237           -
                   Shares outstanding at beginning of
                      period                                 -             -
                   Shares outstanding at end of period       237           -

      Class C
         Shares sold                                         312            78
         Shares issued on reinvestment of distributions        8             9
         Shares redeemed                                    (140)         (110)
           Net increase (decrease) in shares outstanding     180           (23)
                   Shares outstanding at beginning of
                      period                                 204           227
                   Shares outstanding at end of period       384           204

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period

Growth
                                                             1996          1995
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                       $(1,197)      $(1,043)
      Net realized gain (loss) on investments and
         foreign currency transactions                    71,706        55,933
      Net unrealized appreciation (depreciation) during
         period                                          223,454        81,841
      Net increase (decrease) in net assets resulting
         from operations                                 293,963       136,731

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions              (116,218)       (1,732)
                                                        (116,218)       (1,732)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                        72,429        30,383
      Shares issued on reinvestment of distributions     109,915         1,639
      Cost of shares repurchased                         (93,011)     (110,904)
         Net increase (decrease) from Class A share
           transactions                                   89,333       (78,882)

  Class B (3)
      Proceeds from sale of shares                         4,292           -
      Shares issued on reinvestment of distributions         407           -
      Cost of shares repurchased                             (99)          -
         Net increase from Class B share transactions      4,600           -

  Class C
      Proceeds from sale of shares                        10,618         1,872
      Shares issued on reinvestment of distributions       1,761            15
      Cost of shares repurchased                          (6,194)       (1,106)
         Net increase (decrease) from Class C share
            transactions                                   6,185           781

  Class T
      Proceeds from sale of shares                           646           -
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3                       401,271
      Shares issued on reinvestment of distributions         -             -
      Cost of shares repurchased                          (2,536)          -
         Net increase (decrease) from Class T share
           transactions                                  399,381           -
            Total net increase (decrease) from share
              transactions                               499,499       (78,101)
               Net increase (decrease) in net assets     677,244        56,898

Net Assets:
      Beginning of period                                491,528       434,630
      End of period                                     $1,168,772    $491,528

Net Assets consist of:
      Shares of beneficial interest, unlimited
         shares authorized                              $806,354      $307,416
      Undistributed net investment income (loss)             (44)          -
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions      5,735        50,839
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
          foreign currencies                             356,727       133,273
          Total net assets                              $1,168,772    $491,528


Shares of beneficial interest:
      Class A
         Shares sold                                       3,212         1,662
         Shares issued on reinvestment of distributions    5,188           101
         Shares redeemed                                  (4,120)       (6,181)
           Net increase (decrease) in shares outstanding   4,280        (4,418)
                   Shares outstanding at beginning of
                      period                              21,273        25,691
                   Shares outstanding at end of period    25,553        21,273

      Class B (3)
         Shares sold                                         193           -
         Shares issued on reinvestment of distributions       19           -
         Shares redeemed                                      (4)          -
           Net increase in shares outstanding                208           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period       208           -

      Class C
         Shares sold                                         463           100
         Shares issued on reinvestment of distributions       84             1
         Shares redeemed                                    (284)          (59)
           Net increase (decrease) in shares outstanding     263            42
                   Shares outstanding at beginning of
                     period                                  247           205
                   Shares outstanding at end of period       510           247

      Class T
         Shares sold                                          39           -
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3                  26,208
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                    (115)          -
           Net increase (decrease) in shares outstanding  26,132           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period    26,132           -

                                                                       Tactical
                                                                          Asset
                                                         C.A.S.E.    Allocation
                                                         1996 (4)          1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $175           $31
      Net realized gain (loss) on investments and
         foreign currency transactions                      (190)           48
      Net unrealized appreciation (depreciation)
         during period                                       103           486
      Net increase (decrease) in net assets resulting
         from operations                                      88           565

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             (26)
        Class B (3)                                          -              (1)
        Class C                                              -              (3)
        Class T                                              -             -
                                                             -             (30)
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                             -             (30)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         1,512         7,751
      Shares issued on reinvestment of distributions         -              25
      Cost of shares repurchased                            (117)         (640)
         Net increase (decrease) from Class A share
           transactions                                    1,395         7,136

  Class B (3)
      Proceeds from sale of shares                         1,150         5,282
      Shares issued on reinvestment of distributions         -               1
      Cost of shares repurchased                             (77)         (574)
         Net increase from Class B share transactions      1,073         4,709

  Class C
      Proceeds from sale of shares                         2,876         7,986
      Shares issued on reinvestment of distributions         -               3
      Cost of shares repurchased                          (2,264)       (3,479)
         Net increase (decrease) from Class C share
            transactions                                     612         4,510

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                 3,080        16,355
               Net increase (decrease) in net assets       3,168        16,890

Net Assets:
      Beginning of period                                    -             -
      End of period                                       $3,168       $16,890

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                       $3,080       $16,355
      Undistributed net investment income (loss)             175             1
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions       (190)           48
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   103           486
          Total net assets                                $3,168       $16,890


Shares of beneficial interest:
      Class A
         Shares sold                                         151           728
         Shares issued on reinvestment of distributions      -               2
         Shares redeemed                                     (12)          (59)
           Net increase (decrease) in shares outstanding     139           671
                   Shares outstanding at beginning of
                      period                                 -             -
                   Shares outstanding at end of period       139           671

      Class B (3)
         Shares sold                                         113           493
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (7)          (53)
           Net increase in shares outstanding                106           440
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period       106           440

      Class C
         Shares sold                                         286           743
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                    (227)         (322)
           Net increase (decrease) in shares outstanding      59           421
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period        59           421

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period


Equity-Income
                                                             1996      1995 (2)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $153           $24
      Net realized gain (loss) on investments and
         foreign currency transactions                       346            78
      Net unrealized appreciation (depreciation) during
        period                                               810           388
      Net increase (decrease) in net assets resulting
         from operations                                   1,309           490

   Distributions to shareholders:
      From net investment income:
        Class A                                             (117)          (27)
        Class B (3)                                           (6)          -
        Class C                                               (9)           (1)
        Class T                                              -             -
                                                            (132)          (28)
      From net realized gains on investments
         and foreign currency transactions                   (85)          -
                                                            (217)          (28)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         6,798         5,203
      Shares issued on reinvestment of distributions         186            25
      Cost of shares repurchased                          (1,765)         (501)
         Net increase (decrease) from Class A share
         transactions                                      5,219         4,727

  Class B (3)
      Proceeds from sale of shares                         1,505           -
      Shares issued on reinvestment of distributions           9           -
      Cost of shares repurchased                             (42)          -
         Net increase from Class B share transactions      1,472           -

  Class C
      Proceeds from sale of shares                         1,659           325
      Shares issued on reinvestment of distributions          15             1
      Cost of shares repurchased                            (326)          (67)
         Net increase (decrease) from Class C share
            transactions                                   1,348           259

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                 8,039         4,986
               Net increase (decrease) in net assets       9,131         5,448

Net Assets:
      Beginning of period                                  5,448           -
      End of period                                      $14,579        $5,448

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $13,025        $4,986
      Undistributed net investment income (loss)              17            (4)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        339            78
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                 1,198           388
          Total net assets                               $14,579        $5,448


Shares of beneficial interest:
      Class A
         Shares sold                                         538           483
         Shares issued on reinvestment of distributions       15             2
         Shares redeemed                                    (140)          (45)
           Net increase (decrease) in  shares outstanding    413           440
                   Shares outstanding at beginning of
                      period                                 440           -
                   Shares outstanding at end of period       853           440

      Class B (3)
         Shares sold                                         118           -
         Shares issued on reinvestment of distributions        1           -
         Shares redeemed                                      (3)          -
           Net increase in shares outstanding                116           -
                   Shares outstanding at beginning of
                      period                                 -             -
                   Shares outstanding at end of period       116           -

      Class C
         Shares sold                                         130            30
         Shares issued on reinvestment of distributions        1           -
         Shares redeemed                                     (25)           (6)
           Net increase (decrease) in shares outstanding     106            24
                   Shares outstanding at beginning of
                      period                                  24           -
                   Shares outstanding at end of period       130            24

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of period
                   Shares outstanding at end of period


Balanced
                                                             1996      1995 (2)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $143           $12
      Net realized gain (loss) on investments and foreign
         currency transactions                             1,308           150
      Net unrealized appreciation (depreciation) during
         period                                              212           428
      Net increase (decrease) in net assets resulting from
         operations                                        1,663           590

   Distributions to shareholders:
      From net investment income:
        Class A                                             (105)          (11)
        Class B (3)                                           (4)          -
        Class C                                              (22)           (2)
        Class T                                              -             -
                                                            (131)          (13)
      From net realized gains on investments
         and foreign currency transactions                  (178)          -
                                                            (309)          (13)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         4,106         3,672
      Shares issued on reinvestment of distributions         201            11
      Cost of shares repurchased                            (848)         (319)
         Net increase (decrease) from Class A share
           transactions                                    3,459         3,364

  Class B (3)
      Proceeds from sale of shares                           674           -
      Shares issued on reinvestment of distributions           5           -
      Cost of shares repurchased                             (35)          -
         Net increase from Class B share transactions        644           -

  Class C
      Proceeds from sale of shares                           790         3,134
      Shares issued on reinvestment of distributions          94             2
      Cost of shares repurchased                          (3,690)          (42)
         Net increase (decrease) from Class C share
           transactions                                   (2,806)        3,094

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                 1,297         6,458
               Net increase (decrease) in net assets       2,651         7,035

Net Assets:
      Beginning of period                                  7,035           -
      End of period                                       $9,686        $7,035

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                       $7,755        $6,458
      Undistributed net investment income (loss)               9            (1)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions      1,282           150
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   640           428
          Total net assets                                $9,686        $7,035


Shares of beneficial interest:
      Class A
         Shares sold                                         330           348
         Shares issued on reinvestment of distributions       16             1
         Shares redeemed                                     (68)          (29)
           Net increase (decrease) in  shares outstanding    278           320
                   Shares outstanding at beginning of
                     period                                  320           -
                   Shares outstanding at end of period       598           320

      Class B (3)
         Shares sold                                          53           -
         Shares issued on reinvestment of distributions        1           -
         Shares redeemed                                      (3)          -
           Net increase in shares outstanding                 51           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period        51           -

      Class C
         Shares sold                                          63           297
         Shares issued on reinvestment of distributions        8           -
         Shares redeemed                                    (294)           (4)
           Net increase (decrease) in shares outstanding    (223)          293
                   Shares outstanding at beginning of
                      period                                 293           -
                   Shares outstanding at end of period        70           293

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period


Flexible Income
                                                             1996          1995
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                        $1,245        $1,451
      Net realized gain (loss) on investments and foreign
         currency transactions                               718          (803)
      Net unrealized appreciation (depreciation) during
         period                                             (710)        1,574
      Net increase (decrease) in net assets resulting from
         operations                                        1,253         2,222

   Distributions to shareholders:
      From net investment income:
        Class A                                           (1,143)       (1,435)
        Class B (3)                                          (14)          -
        Class C                                              (50)          (43)
        Class T                                              -             -
                                                          (1,207)       (1,478)
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                          (1,207)       (1,478)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         1,886         1,747
      Shares issued on reinvestment of distributions         860         1,089
      Cost of shares repurchased                          (5,517)       (5,299)
         Net increase (decrease) from Class A share
           transactions                                   (2,771)       (2,463)

  Class B (3)
      Proceeds from sale of shares                           536           -
      Shares issued on reinvestment of distributions          10           -
      Cost of shares repurchased                             (53)          -
         Net increase from Class B share transactions        493           -

  Class C
      Proceeds from sale of shares                           661           250
      Shares issued on reinvestment of distributions          45            36
      Cost of shares repurchased                            (376)         (441)
         Net increase (decrease) from Class C share
            transactions                                     330          (155)

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                (1,948)       (2,618)
               Net increase (decrease) in net assets      (1,902)       (1,874)

Net Assets:
      Beginning of period                                 20,344        22,218
      End of period                                      $18,442       $20,344

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $21,050       $22,998
      Undistributed net investment income (loss)              55            22
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     (2,788)       (3,512)
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   125           836
          Total net assets                               $18,442       $20,344


Shares of beneficial interest:
      Class A
         Shares sold                                         204           196
         Shares issued on reinvestment of distributions       94           123
         Shares redeemed                                    (598)         (599)
           Net increase (decrease) in  shares outstanding   (300)         (280)
                   Shares outstanding at beginning of
                     period                                2,158         2,438
                   Shares outstanding at end of period     1,858         2,158

      Class B (3)
         Shares sold                                          59           -
         Shares issued on reinvestment of distributions        1           -
         Shares redeemed                                      (6)          -
           Net increase in shares outstanding                 54           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period        54           -

      Class C
         Shares sold                                          71            28
         Shares issued on reinvestment of distributions        5             4
         Shares redeemed                                     (41)          (49)
           Net increase (decrease) in shares outstanding      35           (17)
                   Shares outstanding at beginning of
                     period                                   61            78
                   Shares outstanding at end of period        96            61

      Class T
         Shares sold
         Shares issued in connection with the acquisition of
            IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of period
                   Shares outstanding at end of period


Income Plus
                                                             1996          1995
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                        $4,738        $5,050
      Net realized gain (loss) on investments and foreign
         currency transactions                               782          (534)
      Net unrealized appreciation (depreciation) during
        period                                              (491)        5,224
      Net increase (decrease) in net assets resulting from
         operations                                        5,029         9,740

   Distributions to shareholders:
      From net investment income:
        Class A                                           (4,531)       (4,919)
        Class B (3)                                          (29)          -
        Class C                                             (162)         (131)
        Class T                                              -             -
                                                          (4,722)       (5,050)
      From net realized gains on investments
         and foreign currency transactions                   -            (676)
                                                          (4,722)       (5,726)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         5,858         6,337
      Shares issued on reinvestment of distributions       3,194         3,940
      Cost of shares repurchased                         (12,843)       (9,434)
         Net increase (decrease) from Class A share
           transactions                                   (3,791)          843

  Class B (3)
      Proceeds from sale of shares                           941           -
      Shares issued on reinvestment of distributions          20           -
      Cost of shares repurchased                            (192)          -
         Net increase from Class B share transactions        769           -

  Class C
      Proceeds from sale of shares                         1,543           658
      Shares issued on reinvestment of distributions         135           124
      Cost of shares repurchased                            (979)       (1,020)
         Net increase (decrease) from Class C share
            transactions                                     699          (238)

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                (2,323)          605
               Net increase (decrease) in net assets      (2,016)        4,619

Net Assets:
      Beginning of period                                 70,726        66,107
      End of period                                      $68,710       $70,726

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $67,160       $69,488
      Undistributed net investment income (loss)             332           158
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        248          (381)
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   970         1,461
          Total net assets                               $68,710       $70,726


Shares of beneficial interest:
      Class A
         Shares sold                                         567           629
         Shares issued on reinvestment of distributions      310           401
         Shares redeemed                                  (1,244)         (952)
           Net increase (decrease) in  shares outstanding   (367)           78
                   Shares outstanding at beginning of
                      period                               6,638         6,560
                   Shares outstanding at end of period     6,271         6,638

      Class B (3)
         Shares sold                                          91           -
         Shares issued on reinvestment of distributions        2           -
         Shares redeemed                                     (19)          -
           Net increase in shares outstanding                 74           -
                   Shares outstanding at beginning of
                     period                                  -             -
                   Shares outstanding at end of period        74           -

      Class C
         Shares sold                                         150            66
         Shares issued on reinvestment of distributions       12            12
         Shares redeemed                                     (95)         (104)
           Net increase (decrease) in shares outstanding      67           (26)
                   Shares outstanding at beginning of
                     period                                  191           217
                   Shares outstanding at end of period       258           191

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period


 Tax-Exempt
                                                             1996          1995
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                        $1,296        $1,368
      Net realized gain (loss) on investments and
         foreign currency transactions                       222           120
      Net unrealized appreciation (depreciation)
         during period                                         3           602
      Net increase (decrease) in net assets resulting
         from operations                                   1,521         2,090

   Distributions to shareholders:
      From net investment income:
        Class A                                           (1,284)       (1,397)
        Class B (3)                                           (4)          -
        Class C                                              (26)          (14)
        Class T                                              -             -
                                                          (1,314)       (1,411)
      From net realized gains on investments
         and foreign currency transactions                  (164)          (91)
                                                          (1,478)       (1,502)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         1,593         1,594
      Shares issued on reinvestment of distributions         965           993
      Cost of shares repurchased                          (5,286)       (4,866)
         Net increase (decrease) from Class A share
           transactions                                   (2,728)       (2,279)

  Class B (3)
      Proceeds from sale of shares                           185           -
      Shares issued on reinvestment of distributions           2           -
      Cost of shares repurchased                             -             -
         Net increase from Class B share transactions        187           -

  Class C
      Proceeds from sale of shares                           748           387
      Shares issued on reinvestment of distributions          22            10
      Cost of shares repurchased                            (323)         (224)
         Net increase (decrease) from Class C share
           transactions                                      447           173

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
            Total net increase (decrease) from share
              transactions                                (2,094)       (2,106)
               Net increase (decrease) in net assets      (2,051)       (1,518)

Net Assets:
      Beginning of period                                 27,855        29,373
      End of period                                      $25,804       $27,855

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                       $25,361       $27,533
      Undistributed net investment income (loss)              49            68
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        174            37
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   220           217
          Total net assets                               $25,804       $27,855


Shares of beneficial interest:
      Class A
         Shares sold                                         140           143
         Shares issued on reinvestment of distributions       85            90
         Shares redeemed                                    (466)         (438)
           Net increase (decrease) in  shares outstanding   (241)         (205)
                   Shares outstanding at beginning of
                     period                                2,416         2,621
                   Shares outstanding at end of period     2,175         2,416

      Class B (3)
         Shares sold                                          17           -
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                     -             -
           Net increase in shares outstanding                 17           -
                   Shares outstanding at beginning of
                      period                                 -             -
                   Shares outstanding at end of period        17           -

      Class C
         Shares sold                                          66            35
         Shares issued on reinvestment of distributions        2             1
         Shares redeemed                                     (28)          (21)
           Net increase (decrease) in shares outstanding      40            15
                   Shares outstanding at beginning of
                     period                                   40            25
                   Shares outstanding at end of period        80            40

      Class T
         Shares sold
         Shares issued in connection with the acquisition of
            IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of period
                   Shares outstanding at end of period


  (1) Distributions from realized gains and net investment income include distributions in excess of current earnings.
  (2) From commencement of investment operations on December 2, 1994 through September 30, 1995.
  (3) Class B commenced investment operations on October 1, 1995.
  (4) From commencement of investment operations on February 1, 1996 through September 30, 1996.


FINANCIAL HIGHLIGHTS
Selected per share data for a share of beneficial interest outstanding throughout each period:

                                                                   Net Realized
                                                                           and
Net Asset                        Unrealized
                      Year or                 Value           Net   Gain (Loss)
                      Period              Beginning    Investment            on
                      Ended               of Period Income (Loss)   Investments
Aggressive Growth
Class A               09/30/96   (1)        $17.68        $(0.15)       $(0.76)
                      09/30/95   (2)         10.00         (0.14)         7.82
Class B               09/30/96   (1)         17.64         (0.23)        (0.76)
Class C               09/30/96   (1)         17.64         (0.21)        (0.76)
                      09/30/95   (2)         10.00         (0.18)         7.82
Capital Appreciation
Class A               09/30/96   (3)         13.54          0.06          3.04
                      09/30/95   (2)         10.00         (0.03)         3.57
Class B               09/30/96               13.49         (0.02)         3.04
Class C               09/30/96   (3)         13.49           -            3.04
                      09/30/95   (2)         10.00         (0.08)         3.57
Global
Class A               09/30/96               17.73         (0.09)         4.38
                      09/30/95               15.93         (0.06)         2.42
                      09/30/94               13.35         (0.04)         2.62
                      09/30/93               10.00         (0.04)         3.39
Class B               09/30/96               17.57         (0.19)         4.38
Class C               09/30/96               17.46         (0.18)         4.38
                      09/30/95               15.74         (0.14)         2.42
                      09/30/94               13.35         (0.23)         2.62
Growth
Class A               09/30/96               22.84         (0.11)         4.66
                      09/30/95               16.78         (0.05)         6.18
                      09/30/94   (1,4)       18.46          0.01         (1.22)
                      09/30/93               16.46          0.04          2.42
                      09/30/92               16.22          0.08          0.88
Class B               09/30/96               22.64         (0.27)         4.66
Class C               09/30/96               22.64         (0.21)         4.66
                      09/30/95               16.68         (0.15)         6.18
                      09/30/94     (1)       18.46         (0.09)        (1.22)
Class T               09/30/96   (5)         22.23           -            0.18
C.A.S.E.
Class A               09/30/96   (6)         10.00          0.61         (0.15)
Class B               09/30/96   (6)         10.00          0.56         (0.15)
Class C               09/30/96   (6)         10.00          0.57         (0.15)

Tactical Asset
  Allocation
Class A               09/30/96               10.00          0.17          0.94
Class B               09/30/96               10.00          0.09          0.94
Class C               09/30/96               10.00          0.11          0.94

Equity-Income
Class A               09/30/96               11.74          0.57          1.28
                      09/30/95   (2)         10.00          0.09          1.75
Class B               09/30/96               11.73          0.50          1.28
Class C               09/30/96               11.73          0.52          1.28
                      09/30/95   (2)         10.00          0.03          1.75
Balanced
Class A               09/30/96               11.47          0.72          1.77
09/30/95              (2)         10.00       0.05          1.47
Class B               09/30/96               11.47          0.63          1.77
Class C               09/30/96               11.47          0.64          1.77
                      09/30/95   (2)         10.00          0.01          1.47
Flexible Income
Class A               9/30/96                $9.17         $2.23        $(1.63)
                      9/30/95                 8.83          0.61          0.37
                      9/30/94    (12)         9.59          0.65         (0.81)
                      9/30/93                 8.95          0.70          0.60
                      10/31/92                8.73          0.80          0.22
Class B               9/30/96                 9.17          2.16         (1.63)
Class C               9/30/96                 9.17          2.17         (1.63)
                      9/30/95                 8.83          0.56          0.37
                      9/30/94                 9.59          0.60         (0.81)
Income Plus
Class A               9/30/96                10.36          2.72         (1.96)
                      9/30/95                 9.75          0.75          0.71
                      9/30/94                10.98          0.76         (1.10)
                      9/30/93                10.55          0.83          0.46
                      9/30/92                10.04          0.76          0.64
Class B               9/30/96                10.35          2.65         (1.96)
Class C               9/30/96                10.35          2.66         (1.96)
                      9/30/95                 9.74          0.69          0.71
                      9/30/94                10.98          0.66         (1.10)
Tax-Exempt
Class A               9/30/96                11.34          2.13         (1.48)
                      9/30/95                11.10          0.55          0.29
                      9/30/94                12.07          0.56         (0.60)
                      9/30/93                11.62          0.56          0.45
                      9/30/92                11.46          0.54          0.28
Class B               9/30/96                11.34          2.06         (1.48)
Class C               9/30/96                11.34          2.10         (1.48)
                      9/30/95                11.10          0.52          0.29
                      9/30/94                12.07          0.53         (0.60)

                                       Total Income     Dividends Distributions
                      Year or           (Loss) From      From Net      From Net
                      Period             Investment    Investment      Realized
                      Ended              Operations        Income Capital Gains
Aggressive Growth
Class A               09/30/96   (1)        $(0.91)         $-          $(1.02)
                      09/30/95   (2)          7.68           -             -
Class B               09/30/96   (1)         (0.99)          -           (1.02)
Class C               09/30/96   (1)         (0.97)          -           (1.02)
                      09/30/95   (2)          7.64           -             -
Capital Appreciation
Class A               09/30/96   (3)          3.10         (0.07)        (0.82)
                      09/30/95   (2)          3.54           -             -
Class B               09/30/96                3.02           -           (0.82)
Class C               09/30/96   (3)          3.04         (0.01)        (0.82)
                      09/30/95   (2)          3.49           -             -
Global
Class A               09/30/96                4.29           -           (0.62)
                      09/30/95                2.36           -           (0.56)
                      09/30/94                2.58           -             -
                      09/30/93                3.35           -             -
Class B               09/30/96                4.19           -           (0.62)
Class C               09/30/96                4.20           -           (0.62)
                      09/30/95                2.28           -           (0.56)
                      09/30/94                2.39           -             -
Growth
Class A               09/30/96                4.55           -           (5.18)
                      09/30/95                6.13           -           (0.07)
                      09/30/94   (1,4)       (1.21)          -           (0.47)
                      09/30/93                2.46         (0.07)        (0.39)
                      09/30/92                0.96         (0.07)        (0.65)
Class B               09/30/96                4.39           -           (5.18)
Class C               09/30/96                4.45           -           (5.18)
                      09/30/95                6.03           -           (0.07)
                      09/30/94     (1)       (1.31)          -           (0.47)
Class T               09/30/96   (5)          0.18           -             -
C.A.S.E.
Class A               09/30/96   (6)          0.46           -             -
Class B               09/30/96   (6)          0.41           -             -
Class C               09/30/96   (6)          0.42           -             -
Tactical Asset Allocation
Class A               09/30/96                1.11         (0.08)          -
Class B               09/30/96                1.03         (0.01)          -
Class C               09/30/96                1.05         (0.02)          -
Equity-Income
Class A               09/30/96                1.85         (0.17)        (0.15)
                      09/30/95   (2)          1.84         (0.10)          -
Class B               09/30/96                1.78         (0.09)        (0.15)
Class C               09/30/96                1.80         (0.11)        (0.15)
                      09/30/95   (2)          1.78         (0.05)          -

Balanced
Class A               09/30/96                2.49         (0.21)        (0.28)
                      09/30/95   (2)          1.52         (0.05)          -
Class B               09/30/96                2.40         (0.13)        (0.28)
Class C               09/30/96                2.41         (0.14)        (0.28)
                      09/30/95   (2)          1.48         (0.01)          -
Flexible Income
Class A               9/30/96                $0.60        $(0.58)         $-
                      9/30/95                 0.98         (0.64)          -
                      9/30/94    (12)        (0.16)        (0.60)          -
                      9/30/93                 1.30         (0.66)          -
                      10/31/92                1.02         (0.80)          -
Class B               9/30/96                 0.53         (0.52)          -
Class C               9/30/96                 0.54         (0.53)          -
                      9/30/95                 0.93         (0.59)          -
                      9/30/94                (0.21)        (0.55)          -
Income Plus
Class A               9/30/96                 0.76         (0.71)          -
                      9/30/95                 1.46         (0.75)        (0.10)
                      9/30/94                (0.34)        (0.75)        (0.14)
                      9/30/93                 1.29         (0.81)        (0.05)
                      9/30/92                 1.40         (0.76)        (0.13)
Class B               9/30/96                 0.69         (0.64)          -
Class C               9/30/96                 0.70         (0.65)          -
                      9/30/95                 1.40         (0.69)        (0.10)
                      9/30/94                (0.44)        (0.66)        (0.14)
Tax-Exempt
Class A               9/30/96                 0.65         (0.56)        (0.07)
                      9/30/95                 0.84         (0.56)        (0.04)
                      9/30/94                (0.04)        (0.54)        (0.39)
                      9/30/93                 1.01         (0.54)        (0.02)
                      9/30/92                 0.82         (0.54)        (0.12)
Class B               9/30/96                 0.58         (0.49)        (0.07)
Class C               9/30/96                 0.62         (0.53)        (0.07)
                      9/30/95                 0.81         (0.53)        (0.04)
                      9/30/94                (0.07)        (0.51)        (0.39)

                                                        Net Asset
                      Year or                               Value
                      Period                  Total           End         Total
                      Ended           Distributions     of Period    Return (7)
Aggressive Growth
Class A               09/30/96   (1)        $(1.02)       $15.75       (4.91)%
                      09/30/95   (2)           -           17.68     76.80
Class B               09/30/96   (1)         (1.02)        15.63     (5.33)
Class C               09/30/96   (1)         (1.02)        15.65     (5.22)
                      09/30/95   (2)           -           17.64     76.40
Capital Appreciation
Class A               09/30/96   (3)         (0.89)        15.75     24.35
                      09/30/95   (2)           -           13.54     35.40
Class B               09/30/96               (0.82)        15.69     23.63
Class C               09/30/96   (3)         (0.83)        15.70     23.81
                      09/30/95   (2)           -           13.49     34.90
Global
Class A               09/30/96               (0.62)        21.40     25.04
                      09/30/95               (0.56)        17.73     15.47
                      09/30/94                 -           15.93     19.33
                      09/30/93                 -           13.35     33.52
Class B               09/30/96               (0.62)        21.14     24.70
Class C               09/30/96               (0.62)        21.04     24.91
                      09/30/95               (0.56)        17.46     15.14
                      09/30/94                 -           15.74     17.90
Growth
Class A               09/30/96               (5.18)        22.21     22.41
                      09/30/95               (0.07)        22.84     36.70
                      09/30/94   (1,4)       (0.47)        16.78     (6.72)
                      09/30/93               (0.46)        18.46     15.13
                      09/30/92               (0.72)        16.46      6.10
Class B               09/30/96               (5.18)        21.85     21.87
Class C               09/30/96               (5.18)        21.91     22.15
                      09/30/95               (0.07)        22.64     36.32
                      09/30/94     (1)       (0.47)        16.68     (7.72)
Class T               09/30/96   (5)           -           22.41      0.81
C.A.S.E.
Class A               09/30/96   (6)           -           10.46      4.60
Class B               09/30/96   (6)           -           10.41      4.10
Class C               09/30/96   (6)           -           10.42      4.20
Tactical Asset Allocation
Class A               09/30/96               (0.08)        11.03     11.07
Class B               09/30/96               (0.01)        11.02     10.39
Class C               09/30/96               (0.02)        11.03     10.50

Equity-Income
Class A               09/30/96               (0.32)        13.27     16.00
                      09/30/95   (2)         (0.10)        11.74     18.43
Class B               09/30/96               (0.24)        13.27     15.38
Class C               09/30/96               (0.26)        13.27     15.49
                      09/30/95   (2)         (0.05)        11.73     17.95
Balanced
Class A               09/30/96               (0.49)        13.47     22.12
                      09/30/95   (2)         (0.05)        11.47     15.27
Class B               09/30/96               (0.41)        13.46     21.38
Class C               09/30/96               (0.42)        13.46     21.49
                      09/30/95   (2)         (0.01)        11.47     14.77
Flexible Income
Class A               9/30/96               $(0.58)        $9.19         6.73%
                      9/30/95                (0.64)         9.17      11.57
                      9/30/94    (12)        (0.60)         8.83      (1.54)
                      9/30/93                (0.66)         9.59      13.66
                      10/31/92               (0.80)         8.95      12.17
Class B               9/30/96                (0.52)         9.18       5.94
Class C               9/30/96                (0.53)         9.18       6.03
                      9/30/95                (0.59)         9.17      10.95
                      9/30/94                (0.55)         8.83      (2.15)
Income Plus
Class A               9/30/96                (0.71)        10.41       7.64
                      9/30/95                (0.85)        10.36      15.85
                      9/30/94                (0.89)         9.75      (3.28)
                      9/30/93                (0.86)        10.98      12.80
                      9/30/92                (0.89)        10.55      14.40
Class B               9/30/96                (0.64)        10.40       6.95
Class C               9/30/96                (0.65)        10.40       7.05
                      9/30/95                (0.79)        10.35      15.08
                      9/30/94                (0.80)         9.74      (4.55)
Tax-Exempt
Class A               9/30/96                (0.63)        11.36       5.89
                      9/30/95                (0.60)        11.34       7.75
                      9/30/94                (0.93)        11.10      (0.41)
                      9/30/93                (0.56)        12.07        8.97
                      9/30/92                (0.66)        11.62       7.20
Class B               9/30/96                (0.56)        11.36       5.21
Class C               9/30/96                (0.60)        11.36       5.63
                      9/30/95                (0.57)        11.34       7.48
                      9/30/94                (0.90)        11.10      (0.73)

                                      Net Assets         Ratio of Expenses to
                      Year or             End of     Average Net Assets (8) (9)
Period                            Period          Without
                      Ended              (000's)    Gross  Reimbursement    Net
Aggressive Growth
Class A               09/30/96   (1)    $22,078     1.85%      2.60%      1.85%
                      09/30/95   (2)     16,747   2.85       3.35       2.85
Class B               09/30/96   (1)      1,800   2.50       3.25       2.50
Class C               09/30/96   (1)      2,250   2.40       3.15       2.40
                      09/30/95   (2)      1,736   3.40       3.91       3.40
Capital Appreciation
Class A               09/30/96   (3)     18,713   1.85       2.72       1.85
                      09/30/95   (2)      6,241   2.90       4.17       2.85
Class B               09/30/96            2,022   2.50       3.37       2.50
Class C               09/30/96   (3)      2,369   2.40       3.27       2.40
                      09/30/95   (2)      2,565   3.45       4.72       3.40
Global
Class A               09/30/96          131,347   2.09          -       2.06
                      09/30/95           89,397   2.10          -       1.97
                      09/30/94           81,241   2.14          -          -
                      09/30/93           17,430   2.84       3.65          -
Class B               09/30/96            5,000   2.74          -       2.71
Class C               09/30/96            8,081   2.64          -       2.61
                      09/30/95            3,567   2.65          -       2.52
                      09/30/94            3,571   4.04          -          -
Growth
Class A               09/30/96          567,564   1.83          -       1.82
                      09/30/95          485,935   1.86          -       1.84
                      09/30/94   (1,4)  431,207   1.76          -          -
                      09/30/93          548,564   1.61          -          -
                      09/30/92          403,361   1.61          -          -
Class B               09/30/96            4,536   2.46          -       2.45
Class C               09/30/96           11,167   2.34          -       2.33
                      09/30/95            5,593   2.41          -       2.38
                      09/30/94     (1)    3,423   3.48          -          -
Class T               09/30/96   (5)    585,505   1.18          -       1.17
C.A.S.E.
Class A               09/30/96   (6)      1,455   2.85       5.89       2.85
Class B               09/30/96   (6)      1,100   3.50       6.54       3.50
Class C               09/30/96   (6)        613   3.40       6.44       3.40
Tactical Asset Allocation
Class A               09/30/96            7,401   2.85       3.20       2.85
Class B               09/30/96            4,848   3.50       3.85       3.50
Class C               09/30/96            4,641   3.40       3.75       3.40
Equity-Income
Class A               09/30/96           11,314   1.85       2.79       1.79
                      09/30/95   (2)      5,167   2.99       4.57       2.85
Class B               09/30/96            1,537   2.50       3.44       2.44
Class C               09/30/96            1,728   2.40       3.34       2.34
                      09/30/95   (2)        281   3.54       5.12       3.40
Balanced
Class A               09/30/96            8,056   1.85       3.11       1.85
                      09/30/95   (2)      3,670   2.92       4.48       2.85
Class B               09/30/96              687   2.50       3.76       2.50
Class C               09/30/96              943   2.40       3.66       2.40
                      09/30/95   (2)      3,365   3.47       5.03       3.40
Flexible Income
Class A               9/30/96           $17,065     1.85%      2.07%      1.85%
                      9/30/95            19,786   1.87       1.94       1.85
                      9/30/94    (12)    21,527   1.85       2.13          -
                      9/30/93            29,232   1.50       1.56          -
                      10/31/92           26,676   1.50       1.66          -
Class B               9/30/96               494   2.50       2.72       2.50
Class C               9/30/96               883   2.40       2.62       2.40
                      9/30/95               558   2.42       2.49       2.40
                      9/30/94               691   2.40       8.59          -
Income Plus
Class A               9/30/96            65,252   1.33          -       1.31
                      9/30/95            68,746   1.29          -       1.26
                      9/30/94            63,995   1.33          -          -
                      9/30/93            72,401   1.33          -          -
                      9/30/92            54,647   1.17          -          -
Class B               9/30/96               774   1.98          -       1.96
Class C               9/30/96             2,684   1.88          -       1.86
                      9/30/95             1,980   1.84          -       1.81
                      9/30/94             2,112   3.52          -          -
Tax-Exempt
Class A               9/30/96            24,708   1.00       1.46       1.00
                      9/30/95            27,401   1.02       1.35       1.00
                      9/30/94            29,096   1.00       1.30          -
                      9/30/93            30,717   1.00       1.43          -
                      9/30/92            28,363   1.00       1.20          -
Class B               9/30/96               189   1.65       2.11       1.65
Class C               9/30/96               907   1.25       1.71       1.25
                      9/30/95               454   1.27       1.60       1.25
                      9/30/94               277   1.25      20.88          -

                                         Investment
                      Year or         Income (Loss)     Portfolio       Average
                      Period             to Average      Turnover    Commission
                      Ended          Net Assets (9)     Rate (10)     Rate (11)
Aggressive Growth
Class A               09/30/96   (1)        (1.15)%       127.49%      $0.0715
09/30/95              (2)         (2.39)    88.28            -
Class B               09/30/96   (1)      (1.80)        127.49          0.0715
Class C               09/30/96   (1)      (1.70)        127.49          0.0715
                      09/30/95   (2)      (2.94)         88.28             -
Capital Appreciation
Class A               09/30/96   (3)      (0.35)        160.72          0.0369
                      09/30/95   (2)       0.75         262.97             -
Class B               09/30/96            (1.00)        160.72          0.0369
Class C               09/30/96   (3)      (0.90)        160.72          0.0369
                      09/30/95   (2)       0.20         262.97             -
Global
Class A               09/30/96            (0.67)         97.94          0.0489
                      09/30/95            (0.43)        161.48             -
                      09/30/94            (0.55)        148.01             -
                      09/30/93            (0.87)        116.98             -
Class B               09/30/96            (1.32)         97.94          0.0489
Class C               09/30/96            (1.22)         97.94          0.0489
                      09/30/95            (0.98)        161.48             -
                      09/30/94            (2.46)        148.01             -
Growth
Class A               09/30/96            (0.22)         57.80          0.0385
                      09/30/95            (0.26)        123.26             -
                      09/30/94   (1,4)     0.04          63.73             -
                      09/30/93             0.29          97.40             -
                      09/30/92             0.69          56.21             -
Class B               09/30/96            (0.86)         57.80          0.0385
Class C               09/30/96            (0.77)         57.80          0.0385
                      09/30/95            (0.81)        123.26             -
                      09/30/94     (1)    (1.68)         63.73             -
Class T               09/30/96   (5)       0.36          57.80          0.0385
C.A.S.E.
Class A               09/30/96   (6)      10.00         654.49          0.0396
Class B               09/30/96   (6)       9.35         654.49          0.0396
Class C               09/30/96   (6)       9.45         654.49          0.0396
Tactical Asset
 Allocation
Class A               09/30/96             0.72          56.22          0.0828
Class B               09/30/96             0.07          56.22          0.0828
Class C               09/30/96             0.17          56.22          0.0828
Equity-Income
Class A               09/30/96             1.67          40.58          0.0622
                      09/30/95   (2)       0.85          34.67             -
Class B               09/30/96             1.02          40.58          0.0622
Class C               09/30/96             1.12          40.58          0.0622
                      09/30/95   (2)       0.30          34.67             -
Balanced
Class A               09/30/96             1.87         175.78          0.0443
                      09/30/95   (2)       0.56          82.48             -
Class B               09/30/96             1.22         175.78          0.0443
Class C               09/30/96             1.32         175.78          0.0443
                      09/30/95   (2)       0.01          82.48             -
Flexible Income
Class A               9/30/96               6.46%         135.38%         $-
                      9/30/95             7.03          149.58             -
                      9/30/94    (12)     6.57          105.40             -
                      9/30/93             7.76          138.86             -
                      10/31/92            8.55          140.23             -
Class B               9/30/96             5.81          135.38             -
Class C               9/30/96             5.91          135.38             -
                      9/30/95             6.48          149.58             -
                      9/30/94             6.03          105.40             -
Income Plus
Class A               9/30/96             6.89           65.96             -
                      9/30/95             7.53           25.07             -
                      9/30/94             7.35           48.12             -
                      9/30/93             7.73           54.51             -
                      9/30/92             8.79           91.01             -
Class B               9/30/96             6.24           65.96             -
Class C               9/30/96             6.34           65.96             -
                      9/30/95             6.98           25.07             -
                      9/30/94             5.16           48.12             -
Tax-Exempt
Class A               9/30/96             4.88           71.05             -
                      9/30/95             4.83          126.48             -
                      9/30/94             4.83           59.84             -
                      9/30/93             4.83           91.03             -
                      9/30/92             5.49          106.89             -
Class B               9/30/96             4.23           71.05             -
Class C               9/30/96             4.63           71.05             -
                      9/30/95             4.58          126.48             -
                      9/30/94             4.58           59.84             -

Notes to Financial Highlights

  (1) Distributions from net realized capital gains include distributions in excess of current net realized capital gains.

  (2) From commencement of operations, December 2, 1994.

  (3) Dividends from net investment income include distributions in excess of current net investment income.

  (4) On October 1, 1993, Growth changed its distribution rate to 0.35% from 0.25%.

  (5) From commencement of operations, September 20, 1996.

  (6) From commencement of operations, February 1, 1996.

  (7) Total return has been calculated for the period ended September 30, 1996 without deduction of a sales load, if any, on an initial purchase for Class A or
        Class T shares.  Short periods (where applicable) are not annualized.

  (8) Ratio of expenses to average net assets include:
        Gross expenses (expenses less amounts waived/reimbursed by the investment adviser)
        Without reimbursement expenses (expenses without waived/reimbursed amounts by the investment adviser)
        Net expenses (expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custody earnings credits)

  (9) Short periods (where applicable) are annualized.

(10) This rate is calculated by dividing the lesser of the Portfolio's respective long-term purchases or sales by the average value of its long-term investments during the period. Growth's acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation.  Short periods (where applicable) are not annualized.

(11) This rate is calculated by dividing total commissions paid on purchases and sales of securities during the period by total shares purchased or sold in those same transactions and is reported for periods ended September 30, 1996 and forward to the extent that commissionable trades constitute more than 10% of the average net assets for the period.

(12) On October 1, 1993, Flexible Income Class A initiated a 12b-1 plan of distribution.



                                             IDEX SERIES FUND

NOTES TO FINANCIAL STATEMENTS
September 30, 1996
NOTE 1.        Organization:
IDEX Series Fund ("IDEX Series") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Series is comprised of eleven portfolios (each a "Portfolio" and collectively the "Portfolios"): IDEX Aggressive Growth Portfolio ("Aggressive Growth"), IDEX Capital Appreciation Portfolio ("Capital Appreciation"), IDEX Global Portfolio ("Global"), IDEX Growth Portfolio ("Growth"), IDEX C.A.S.E. Portfolio ("C.A.S.E."), IDEX
Tactical Asset Allocation Portfolio ("Tactical Asset Allocation"), IDEX Equity-Income Portfolio ("Equity-Income"), IDEX Balanced Portfolio ("Balanced"), IDEX Flexible Income Portfolio ("Flexible Income"), IDEX Income Plus Portfolio ("Income Plus"), and IDEX Tax-Exempt Portfolio
("TaxExempt").       All  Portfolios  are  diversified  except  Capital
Appreciation.
Aggressive Growth, Capital Appreciation, Balanced and Equity-Income commenced investment operations on December 2, 1994. Tactical Asset Allocation and C.A.S.E. commenced investment operations on October 1, 1995 and February 1, 1996, respectively. On September 20, 1996, IDEX II Series Fund changed its name to IDEX Series Fund.
Each Portfolio of IDEX Series is authorized to offer investors a choice of three classes of shares (four classes of shares for Growth; Class T shares is closed to new investors), each with a public offering price that reflects different sales charges, if any, and expense levels. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive rights with respect to its distribution plan or any other matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on a simultaneous equation methodology. Dividends and other distributions are calculated in a similar manner and are paid at the same time for each class of shares.
On September 20, 1996, Growth acquired all the net assets of IDEX Fund and IDEX Fund 3 pursuant to a plan of reorganization approved by the shareholders of IDEX Fund and IDEX Fund 3 on September 16, 1996. The acquisition was accomplished by a tax-free exchange of 26,208,265 shares of Growth Portfolio Class T (Valued at $582,705,330) for the 17,475,657 and 10,165,001 shares of
IDEX Fund and IDEX Fund 3, respectively, outstanding on September 20, 1996. The net assets of IDEX Fund and IDEX Fund 3 ($399,060,417 and $182,740,970, respectively), including $190,375,384 of appreciation and $8,828,848 of depreciation of the combined investments of IDEX Fund and IDEX Fund 3, were combined with those of the Growth Portfolio. The aggregate net assets of the Growth Portfolio immediately after the acquisition aggregated $1,162,128,057.

On  October  1,  1996,  IDEX Series Fund changed its  fiscal  year  end  from
September
     30 to October 31.
NOTE 2.     Significant Accounting Policies:
The  following  is  a  summary  of significant  accounting  policies  followed
consistently  by  the  Portfolios  in  the  preparation  of  their   financial
statements; the policies are in conformity with generally accepted accounting principles.
A.Security  valuations:   Investments of the Portfolios  traded  on  a  national
securities  exchange and the NASDAQ National Market System are stated  at  the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York
Stock  Exchange.    Long-term debt securities are valued by  major  independent providers  of  pricing  services.  Short-term debt securities  are  valued  at
amortized  cost,  which  approximates  market.   Other  securities  for  which
quotations  are not readily available are valued at fair value  determined  in such manner as the sub-advisers, under the supervision of the Board of Trustees, decide in good faith.
B.Security transactions and related investment income: Security transactions are accounted for on the trade date (date the order to buy or sell is
executed).   Securities  gains  and losses  are  calculated  on  the  specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes; interest income is
recorded  on  the  accrual  basis,  including  amortization  of  premium   and
discount.   Original issue discount (as defined in the Internal Revenue  Code)
and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.
C.Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated
at  the  exchange  rate  in  effect when the  investment  was  acquired.   The
Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current
period.   Foreign  denominated assets and the use  of  forward  contracts  may involve  risks not typically associated with domestic transactions,  including
unanticipated   movements  in  exchange  rates,  the  degree   of   government
supervision and regulation of security markets, and the possibility of political or economic instability.
D.Federal taxes: It is the policy of the Portfolios to distribute all income and realized net capital gains to shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. In addition, the Portfolios intend to pay distributions as required to avoid excise taxes. Accordingly, no provisions have been made for Federal taxes.
E.Distributions  to shareholders:  Dividends and distributions are  recorded  by
the   Portfolios    on  the  ex-dividend  date.   Income   and   capital   gain
     distributions   are   determined  in  accordance  with  Federal   income
tax
regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Portfolio earnings and shareholder distributions are reclassified as necessary among
components   of   net  assets.   Additionally,  certain  amounts have   been
reclassified between undistributed net investment income and undistributed net realized gains to more appropriately conform financial accounting and tax characterizations of dividend distributions.
F.Estimates:  The preparation of financial statements in accordance with
generally accepted accounting principles requires management     to make
estimates and assumptions that affect the reported amounts and disclosures in
the financial statements.  Actual results could   differ from those
     estimates.
NOTE 3.     Investment Advisory and Other Payments To/From Affiliates:
     Idex Management,  Inc.  ("IMI")  is  the  investment  adviser  for
Capital
Appreciation, Global, Growth, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, C.A.S.E.,
Tactical  Asset  Allocation, Equity-Income, Income Plus  and  Tax-Exempt.   In
addition, ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI is owned equally by AUSA Holding Company ("AUSA") and Janus Capital Corporation ("JCC"). ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned subsidiary of AEGON N.V., a Netherlands corporation.
Each eligible Trustee of the IDEX Series who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Trustees of IDEX Series Fund (the Plan). Under the Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series. Invested plan amounts are included in other assets. The total liability for deferred compensation to Trustees under the Plan at September 30, 1996 is included in other liabilities in the accompanying Statement of Assets and Liabilities and was as follows:

          Aggressive Growth       $  981   Equity-Income         $    545
          Capital Appreciation       867   Balanced                   364
          Global                   5,425   Flexible Income            697
          Growth                  43,971   Income Plus              2,583
          C.A.S.E.                   118   Tax-Exempt                 971
Tactical Asset Allocation            628          Total            57,150

Under each Portfolio's Management and Investment Advisory Agreement, the Portfolios pay management fees based upon average daily net assets to their respective investment advisers. The Portfolios will be reimbursed by their advisers to the extent that certain operating expenses exceed the lesser of a stated annual limitation or any limitation imposed by the most restrictive state law. The Portfolios have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee based on daily net assets is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Portfolios reimburse IIS for transfer agent expenses and pay fees which include a monthly per open account fee of $1.2583 plus $2.63 for each new account opened.




     For the period ended September 30, 1996:
               Mgmt    Exp        12b-1 Fees          ISI Underwriter   Cntngnt
               Fee(1) Limit(2) Cls A  Cls B  Cls C   Received Retained   Sales
                                                                         Charge
Aggressive
  Growth        1.00%   1.50%  0.35%  1.00%  0.90% $   479,802  $65,924  $  697
Capital
  Appreciat     1.00%   1.50%  0.35%  1.00%  0.90%     395,205   60,768   2,616
Global          1.00%   2.00%  0.35%  1.00%  0.90%     938,340  139,197  16,451
Growth          1.00%   1.50%  0.35%  1.00%  0.90%   2,033,743  296,565     982
C.A.S.E.        1.00%   2.50%  0.35%  1.00%  0.90%      36,903    5,443      -
Tactical
  Asset
  Allocation    1.00%   2.50%  0.35%  1.00%  0.90%     234,546   35,552  18,101
Equity-
  Income        1.00%   1.50%  0.35%  1.00%  0.90%     200,817   30,970     607
Balanced        1.00%   1.50%  0.35%  1.00%  0.90%     128,544   20,474     564
Flexible
  Income        0.90%   1.50%  0.35%  1.00%  0.90%      36,139    5,837     103
Income Plus     0.60%   1.25%  0.35%  1.00%  0.90%     167,267   29,744     163
Tax-Exempt      0.60%   0.65%  0.35%  1.00%  0.60%      50,307    8,771     -

(1) The rates for Aggressive Growth, Capital Appreciation, Global, Growth, C.A.S.E., Tactical Asset Allocation, Equity-Income, and Balanced apply to the first $750 million in average net assets. The rate for Flexible Income applies to the first $100 million in average net assets.
(2) The rate for Global, C.A.S.E. and Tactical Asset Allocation is 2.50% on the first $30 million, 2.00% on the next $70 million and 1.50% of average net assets thereafter.
(3) Underwriter commissions relate only to front-end sales charges imposed for Class A and Class T Shares and contingent deferred sales charges imposed on Class B share redemptions.
NOTE 4.    Investment Transactions:
The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended September 30, 1996 were as follows:

                         Non-U.S.    Non-U.S.
                         Government  Government    Government    Government
                         purchases     sales        purchases      sales
Aggressive Growth    $ 32,001,981 $27,998,288   $ 12,978,673 $ 13,000,000
Capital Appreciation   33,838,075  21,961,620     14,473,602   14,396,618
Global                132,450,341 106,803,965        837,093      397,413
Growth                571,130,801 322,622,766            -     42,692,146
C.A.S.E.               17,314,608  15,099,310            -            -
Tactical Asset
    Allocation         12,531,855   3,165,827      5,571,803    1,643,531
Equity-Income          10,633,985   2,755,648      1,297,057      948,512
Balanced               13,088,805  12,493,165      6,314,758    5,693,845
Flexible Income        22,410,066  23,790,821      5,222,668    6,054,866
Income Plus            46,066,600  40,298,417          -                -
Tax-Exempt             18,668,814  22,088,187          -                -

NOTE      5.    Futures,   Forward  Currency  Contracts  And  Other   Derivative
Transactions:
When a Portfolio enters into a stock index or U.S. Treasury securities futures contract, the Portfolio is required to pledge to the broker an amount of U.S. Government securities, equal to a portion of the contract's value, as "initial margin" on the contract. Subsequently, the Portfolio receives or makes delivery of cash equal to a specific dollar amount times the difference between the stock index value (or for Treasury securities futures, the per-contract value) at the close of the valuation day and the contract's
opening  strike  price.   These  payments,  called  "variation  margin",   are
     recorded  by  the        Portfolio as unrealized gains or  losses.   To
the  extent
variation margin is unsettled and is due to or owed by the Portfolio on open futures contracts, a receivable or payable will exist and is included in other assets in the Statement of Assets and Liabilities and indicated in the Schedule of Investments. When a futures contract expires or is closed, the Portfolio may realize a gain or loss. Realized net gains (losses) on futures contracts for the fiscal year ended September 30, 1996 were $ 322,621, $(17,020), and $1,252 for Global, Flexible Income, and Capital Appreciation respectively.
Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a
specified  future        date of a specified financial instrument,  at  a
specified price  or  yield.   Risks  arise from changes  in  the  market  value
of  theunderlying  instruments and from the possible inability of counterparties  to meet the terms of their contracts.
Forward  foreign currency contracts are valued at the forward  rate,  and  are
marked  to  market  daily.   The  change in market  value  is  recorded  by  a
Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
NOTE 6.     Information for Federal Income Tax Purposes:




At September 30, 1996:

               Realized
               net
               capital
               gain
               (loss)
               for the
               period                                                Net
               ended     Cost of      Unrealized   Unrealized     unrealized
               September securities appreciation  depreciation   appreciation
               30, 1996
Aggressive
  Growth       1,485,442  22,821,096   4,222,230    443,142   3,779,088
Capital
  Apprec         374,355  20,655,138   3,575,526    277,191   3,298,335
Global        14,429,674 118,817,210  26,349,116  1,776,032  24,573,084
Growth        71,812,215 816,993,460 371,864,389 15,608,220 356,256,169
C.A.S.E.       (189,837)   2,838,455     162,153     59,406     102,747
Tactical
  Asset
  Allocat        50,906   16,140,067     693,439    210,272     483,167
Equity-
  Income        346,455   13,282,048   1,321,166    123,402   1,197,764
Balanced      1,309,126    9,059,074     743,571    101,604     641,967
Flexible
  Income        709,496   18,018,695     323,262    189,205     134,057
Income Plus     781,560   66,002,230   2,395,982  1,425,623     970,359
Tax-Exempt      221,805   24,283,313     334,608    114,435     220,173

Realized net capital gains available to distribute will be paid to shareholders in December, 1996. Capital loss carryforwards utilized by Flexible Income and Income Plus during the year ended September 30, 1996 were $84,843 and $158,472, respectively. Capital loss carryforwards for Flexible Income aggregated $2,797,404 and are available to offset future realized net capital gains through October 31, 1997; of this amount, $480,919 is available through October 31, 1998 and $188,609 is available through October 31, 2002. Aggressive Growth and C.A.S.E. will elect to treat approximately $2,808,502 and $189,837, respectively, of net capital losses incurred subsequent to October 31, 1995 as having been incurred in the following fiscal period (post October losses). Flexible Income and C.A.S.E. will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.

IDEX  Series Fund
Report of Independent Accountants


To the Trustees and Shareholders of
IDEX  Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting IDEX Series Fund (hereafter referred to as the "Fund") at September 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Kansas City, Missouri
November 8, 1996




Management Discussion & Analysis *

IDEX Series Fund

Average Annual Total Returns For the Period Ended 10/31/96**

                                                              From  Inception
                          1 year     5 year     10 year  Inception       Date
Aggressive Growth
Class A                  (1.24)%         -         -       30.99 %    12/2/94
Class A ***              (6.68)%         -         -       27.19 %    12/2/94
Class B                  (1.62)%         -         -       (5.20)%    10/1/95
Class B ***              (6.62)%         -         -       (9.84)%    10/1/95
Class C                  (1.56)%         -         -       30.54 %    12/2/94

Capital Appreciation
Class A                  24.61 %         -         -       30.08 %    12/2/94
Class A ***              17.79 %         -         -       26.31 %    12/2/94
Class B                  23.99 %         -         -       19.67 %    10/1/95
Class B ***              18.99 %         -         -       15.12 %    10/1/95
Class C                  24.07 %         -         -       29.50 %    12/2/94

Global
Class A                  29.22 %         -         -       22.60 %    10/1/92
Class A ***              22.11 %         -         -       20.94 %    10/1/92
Class B                  28.97 %         -         -       22.51 %    10/1/95
Class B ***              23.97 %         -         -       17.97 %    10/1/95
Class C                  29.14 %         -         -       18.49 %    10/1/93

Growth
Class A                  19.52 %    12.74 %     17.23 %    16.49 %     5/8/86
Class A ***              12.93 %    11.47 %     16.56 %    15.86 %     5/8/86
Class B                  19.16 %         -         -       18.74 %    10/1/95
Class B ***              14.16 %         -         -       14.19 %    10/1/95
Class C                  19.17 %         -         -       14.50 %    10/1/93
Class T ****             21.70 %    13.04 %     17.11 %    17.33 %    9/20/96
Class T ***              11.35 %    11.05 %     16.07 %    16.42 %    9/20/96

C.A.S.E.
Class A                     -          -           -        5.60 %     2/1/96
Class A ***                 -          -           -       (0.19)%     2/1/96
Class B                     -          -           -        5.10 %     2/1/96
Class B ***                 -          -           -        0.10 %     2/1/96
Class C                     -          -           -        5.20 %     2/1/96

Tactical Asset Allocation
Class A                  13.82 %         -         -       11.64 %    10/1/95
Class A ***               7.52 %         -         -        5.99 %    10/1/95
Class B                  13.14 %         -         -       10.92 %    10/1/95
Class B ***               8.14 %         -         -        6.34 %    10/1/95
Class C                  13.25 %         -         -       11.01 %    10/1/95

Equity-Income
Class A                  17.60 %         -         -       18.28 %    12/2/94
Class A ***              11.16 %         -         -       15.34 %    12/2/94
Class B                  16.87 %         -         -       15.27 %    10/1/95
Class B ***              11.87 %         -         -       10.71 %    10/1/95
Class C                  16.98 %         -         -       18.13 %    12/2/94

Balanced
Class A                  21.95 %         -         -       20.10 %    12/2/94
Class A ***              15.29 %         -         -       16.62 %    12/2/94
Class B                  21.12 %         -         -       20.45 %    10/1/95
Class B ***              16.12 %         -         -       15.91 %    10/1/95
Class C                  21.32 %         -         -       19.45 %    12/2/94

Flexible Income
Class A                   7.28 %     9.05 %        -        8.19 %    6/29/87
Class A ***               2.20 %     7.98 %         -       7.57 %    6/29/87
Class B                   6.48 %         -         -        7.43 %    10/1/95
Class B ***               1.48 %         -         -        2.84 %    10/1/95
Class C                   6.58 %         -         -        5.28 %    10/1/93

Income Plus
Class A                  10.21 %    10.08 %      9.65 %    10.76 %    6/14/85
Class A ***               5.02 %     9.01 %      9.11 %    10.29 %    6/14/85
Class B                   9.56 %         -         -        8.92 %    10/1/95
Class B ***               4.56 %         -         -        4.33 %    10/1/95
Class C                   9.61 %         -         -        6.27 %    10/1/93

Tax-Exempt
Class A                   5.23 %     7.28 %      6.56 %     7.94 %     4/1/85
Class A ***               0.24 %     2.20 %      6.04 %     7.49 %     4/1/85
Class B                   4.65 %         -         -        5.48 %    10/1/95
Class B ***              (0.35)%         -         -        0.88 %    10/1/95
Class C                   4.97 %         -         -        4.20 %    10/1/93



October 31, 1996
SCHEDULE OF INVESTMENTS

AGGRESSIVE GROWTH PORTFOLIO

  Shares         Description                                            Value
COMMON STOCK  (96.1%)
Basic Materials (1.7%)
  Aluminum (0.9%)
   8,000         Titanium Metals Corp.  *                           $246,000

  Mining (0.8%)
   4,400         Case Corp.                                          204,600

Consumer Cyclical (16.1%)
  Clothing/Fabric (3.4%)
   4,400         Cintas Corp.                                        256,300
   5,700         Gucci Group N.V. #                                  393,300
   4,400         Tommy Hilfiger Corp.  *                             228,800
                                                                     878,400

  Entertainment (1.9%)
   18,000        International Game Technology                       380,250
   5,000         Mirage Resorts, Inc.  *                             110,000
                                                                     490,250

  Footwear (1.6%)
   5,000         Nike, Inc. Class B                                  294,375
   2,500         Nine West Group, Inc.  *                            124,688
                                                                     419,063

  Home Construction (0.9%)
   13,300        Clayton Homes, Inc.                                 224,437

  Recreation Products - Other (0.3%)
   6,000         Oakley, Inc.  *                                      89,250

  Restaurants (2.3%)
   8,200         Boston Chicken, Inc.  *                             298,275
   10,000        Lone Star Steakhouse & Saloon, Inc.  *              256,250
   2,400         Outback Steakhouse, Inc.  *                          55,650
                                                                     610,175

  Retailers - Broadline (0.9%)
   8,000         Dollar General Corp.                                222,000

  Retailers - Drug Based (0.5%)
   4,000         Rite Aid Corp.                                      136,000

  Retailers - Specialty (4.3%)
   14,000        Home Depot, Inc.                                    766,500
   26,700        OfficeMax Inc.  *                                   360,450
                                                                   1,126,950

Consumer Non-Cyclical (14.7%)
  Consumer Services (4.7%)
   9,750         CUC International, Inc.  *                          238,875
   10,300        Loewen Group, Inc.                                  408,138
   20,400        Service Corp. International                         581,400
                                                                   1,228,413

  Food Retailers (0.6%)
   3,500         Safeway, Inc.  *                                    150,063

  Healthcare (1.7%)
   6,900         Columbia / HCA Healthcare Corp.                     246,675
   5,850         PhyCor, Inc.  *                                     181,350
                                                                     428,025

  Household Products  (0.5%)
   1,500         Colgate-Palmolive Company                          $138,000

  Medical Supplies (0.3%)
   2,000         Target Therapeutics, Inc.  *                         74,000

  Pharmaceuticals (6.9%)
   8,700         Astra AB A-Free #                                   399,112
   1,200         Bristol-Myers Squibb Company, Inc.                  126,900
   6,000         Eli Lilly and Company                               423,000
   2,484         Johnson & Johnson                                   122,337
   4,100         Merck & Company, Inc.                               303,912
   3,500         Pfizer, Inc.                                        289,625
   2,100         Warner-Lambert Company, Inc.                        133,612
                                                                   1,798,498

Energy (4.1%)
  Oilfield Equipment and Services
   4,800         Halliburton Company                                 271,800
   5,200         Schlumberger Ltd.                                   515,450
   4,000         Smith International, Inc.  *                        152,000
   3,000         Tidewater, Inc.                                     131,250
                                                                   1,070,500

Financial (11.4%)
  Banks (5.1%)
   8,000         Chase Manhattan Corp.                               686,000
   5,300         Citicorp                                            524,700
   3,000         MBNA Corp.                                          113,250
                                                                   1,323,950

  Diversified (2.5%)
   5,000         Equifax, Inc.                                       148,750
   20,000        The Money Store, Inc.                               515,000
                                                                     663,750

  Insurance (2.7%)
   6,500         American International Group, Inc.                  706,063

  Securities Brokers (0.5%)
   5,000         Charles Schwab Corp.                                125,000

  Real Estate (0.6%)
   4,000         Green Tree Financial Corp.                          158,500

Industrial (6.2%)
  Electronic Components & Equipment (0.4%)
   4,500         Cable Design Technologies Corp.  *                  117,000

  Diversified (2.9%)
   18,800        Monsanto Company                                    744,950

  Pollution Control (2.9%)
   13,000        U.S.A. Waste Services, Inc.  *                      416,000
   10,000        United Waste Systems, Inc.  *                       343,750
                                                                     759,750

Technology (40.8%)
  Advanced Medical Devices (2.5%)
   4,000         Guidant Corp.                                       184,500
   4,000         Hologic, Inc.  *                                     91,000
   4,000         Medtronic, Inc.                                     257,500
   4,500         VISX, Inc.  *                                       113,625
                                                                     646,625

  Aerospace/Defense (5.3%)
   5,300         The Boeing Company                                 $505,487
   5,500         Gulfstream Aerospace Corp.  *                       129,937
   8,200         McDonnell Douglas Corp.                             446,900
   7,500         Sundstrand Corp.                                    301,875
                                                                   1,384,199

  Biotechnology (1.7%)
   3,800         Amgen, Inc.  *                                      232,988
   5,000         IDEXX Laboratories Inc.  *  ^                       196,250
                                                                     429,238

  Communications (11.0%)
   4,100         Ascend Communications, Inc.  *                      268,037
   2,600         Cascade Communications Corp.  *                     188,825
   13,400        Cisco Systems, Inc.  *                              829,125
   9,375         Glenayre Technologies, Inc.  *                      241,406
   6,000         LCI International, Inc.  *                          191,250
   2,300         Lucent Technologies, Inc.                           108,100
   1,700         PairGain Technologies, Inc.  *                      117,088
   9,000         PictureTel Corp.  *                                 243,000
   4,000         QUALCOMM, Inc.  *                                   159,000
   3,500         Telecomunicacoes Brasileiras S.A.  #                260,750
   3,000         Tellabs, Inc.  *                                    255,375
                                                                   2,861,956

  Computers (5.5%)
   8,000         3Com Corp.  *                                       541,000
   8,600         Adaptec, Inc.  *                                    523,525
   6,200         Sun Microsystems, Inc.  *                           378,200
                                                                   1,442,725

  Diversified (2.9%)
   9,592         First Data Corp.                                    764,963

  Industrial Technology (0.6%)
   5,000         Input/Output, Inc.  *                               148,750

  Office Equipment (0.5%)
   3,000         Xerox Corp.                                         139,125

  Semiconductors (4.9%)
   4,900         Altera Corp.                                       $303,800
   7,600         Intel Corp.                                         835,050
   4,000         Maxim Integrated Products, Inc.  *                  140,000
                                                                   1,278,850

  Software (5.9%)
   5,500         Compuware Corp.  *                                  290,125
   3,600         Electronics For Imaging, Inc.  *                    259,200
   18,300        Informix Corp.  *                                   406,031
   6,000         Medic Computer Systems, Inc.  *                     169,500
   2,000         Microsoft Corp.  *                                  274,500
   2,900         Parametric Technology Corp.  *                      141,737
                                                                   1,541,093

Utilities (1.1%)
  Telephone
   11,300        WorldCom, Inc.  *                                   275,437

Total Common Stock (cost $21,543,459)                             25,046,548

NON-CONVERTIBLE PREFERRED STOCK  (0.6%)
Technology
  Diversified
   3,100         Nokia Corp. #  (cost $146,242)                      143,763

  Principal      Description                                            Value
COMMERCIAL PAPER (2.3%)
   $300,000      Bancomer
                      5.260%, 11-8-96                                299,693
   300,000       Barton Capital Corp.
                      5.270%, 11-8-96                                299,693
Total Commercial Paper (cost $599,386)                               599,386

SHORT-TERM SECURITIES (0.6%)
   161,712       State Street Bank & Trust ***
                      4.000%  Repurchase Agreement
                      dated 10-31-96 to be repurchased
                      at $161,730 on 11-1-96  (cost $161,712)        161,712

Total Investments (99.6%) (cost $22,450,799)                      25,951,409
Other Assets in Excess of Liabilities (0.4%)                         107,608
Net Assets (100.0%)                                               $26,059,017



October  31, 1996
SCHEDULE OF INVESTMENTS


CAPITAL APPRECIATION PORTFOLIO

  Shares          Description                                           Value
COMMON STOCK  (96.2%)
Basic Materials (2.1%)
  Mining
   12,825        Minerals Technologies, Inc.                        $503,381

Consumer, Cyclical (37.5%)
  Advertising (0.1%)
   1,100         Lamar Advertising Company  *                         30,250

  Broadcasting (0.9%)
   6,075         Univision Communications, Inc.  *                   205,031

  Entertainment (2.0%)
   15,975        Family Golf Centers, Inc.                           469,266

  Lodging (8.2%)
   250           Choice Hotel International, Inc. *                    3,813
   24,200        HFS, Inc. *                                       1,772,650
   12,500        U.S. Franchise Systems, Inc.  *                     181,250
                                                                   1,957,713

  Restaurants  (12.3%)
   14,037        Papa John's International, Inc. *                   698,341
   92,829        Pizza Express PLC   +                               778,789
   73,619        J.D. Wetherspoon PLC  +                           1,431,744
                                                                   2,908,874

  Retailers - Broadline  (0.6%)
   7,600         Renters Choice, Inc.  *                             144,400

  Retailers - Specialty (13.4%)
   38,700        Fastenal Company                                  1,789,875
   1,725         MSC Industrial Direct Company  *                     63,825
   6,250         O'Reilly Automotive, Inc.  *                        221,094
   36,825        Petco Animal Supplies, Inc.                         865,387
   12,475        Staples, Inc.  *                                    232,347
                                                                   3,172,528

Consumer, Non-Cyclical  (15.0%)
  Consumer Services (9.8%)
   5,825         Alternative Resources Co. *                         117,228
   39,900        Coinmach Laundry Corp. *                            718,200
   3,475         Concord EFS, Inc. *                                 100,775
   29,900        CUC International, Inc.  *                          732,550
   1,837         Grand Optical Photoservice S.A.  +                  266,505
   17,250        Profit Recovery Group International  *              263,063
   4,425         Teletech Holdings, Inc. *                           141,600
                                                                   2,339,921

   Food-Other (1.2%)
   4,775         JP Foodservice, Inc.  *                             106,244
   36,525        Petfood Warehouse, Inc. *                           171,211
                                                                     277,455

  Healthcare (2.3%)
   15,900        Alternative Living Services, Inc. *                 228,562
   1,650         ARV Assisted Living, Inc.  *                         20,213
   18,300        Karrington Health, Inc.  *                          288,225
                                                                     537,000

  Medical Supplies (1.2%)
   9,875         Fresenius Medical Care # *                         $293,781

   Pharmaceuticals (0.5%)
   3,975         Omnicare, Inc.                                      108,319

Financial  (5.9%)
  Diversified (1.0%)
  2,500          Associates First Capital Corp.                      110,606
  11,900         First USA Paymentech, Inc.  *                       114,700
                                                                     225,306

  Insurance (0.8%)
   5,725         Protective Life Corp.                               197,513

  Real Estate (3.6%)
   39,950        Insignia Financial Group, Inc.  *                   863,919

  Securities Brokers (0.5%)
   4,825         Charles Schwab Corp.                                120,625

Industrial (11.7%)
  Building Materials (0.4%)
   4,325         Barnett, Inc.  *                                    102,178

  Containers & Packaging  (1.3%)
   8,125         Sealed Air Corp.  *                                 315,859

  Electronic Components & Equipment  (0.7%)
   3,900         Littelfuse, Inc.                                    160,875

  Pollution Control  (5.7%)
   5,200         Culligan Water Technologies, Inc.  *                195,000
   171,136       Rentokil Initial PLC  +                           1,148,876
                                                                   1,343,876

  Railroads  (3.6%)
   23,400        Wisconsin Central Transportation Corp.  *           842,400

Technology (22.5%)
  Communications (13.5%)
   12,425        CommNet Cellular, Inc.  *                           344,793
   10,025        Millicom International Cellular  S.A.  # *          398,493
   21,250        Omnipoint Corp.  *                                  579,063
   82,125        Paging Network, Inc. *                            1,406,391
   2,875         Premiere Technologies, Inc.  *                       46,719
   29,385        PriCellular Corp.  *                                337,928
   4,875         Telespectrum Worldwide, Inc.  *                      83,484
                                                                   3,196,871

  Computers  (0.3%)
   2,175         Technology Solutions Company  *                      84,553

  Diversified (0.4%)
   5,925         DepoTech, Inc.  *                                    92,578

  Office Equipment (7.3%)
   23,750        Global Directmail Corp. *                         1,169,688
   19,650        Viking Office Products, Inc.  *                     572,306
                                                                   1,741,994

  Software (1.0%)
   5,050         Keane, Inc.                                        $234,193

Utilities (1.5%)
  Other Industrial Services
   15,825        Trigen Energy Corp.                                 350,128
Total Common Stock (cost $19,827,687)                             22,820,787

WARRANTS  (0.2%)
Industrial
  Electronic Components & Equipment
   1,700         Littelfuse, Inc.   (cost $35,782 )                   56,100

  Principal      Description                                            Value
COMMERCIAL PAPER  (1.7%)
   $400,000       Prudential Funding Corp.
                       5.500%  11-1-96 (cost $400,000)               400,000

SHORT-TERM  SECURITIES (0.2%)
   54,250        State Street Bank & Trust ***
                      4.000%  Repurchase Agreement
                      dated 10-31-96 to be repurchased
                      at  $54,255 on 11-1-96 (cost $54,250)           54,250


Total Investments (98.3%) (cost $20,317,719)                      23,331,137



  Notional
  Amount         Description                                            Value
UNREALIZED LOSS ON FORWARD
FOREIGN CURRENCY CONTRACTS (-0.2%) @

B  150,000       British Pound 11-25-96     Sell                    $(17,535)
B  2,000         British Pound 12-4-96      Sell                        (169)
B  152,000       British Pound 12-11-96     Sell                     (11,129)
B  75,000        British Pound 1-16-97      Sell                      (4,811)
B  290,000       British Pound 1-24-97      Sell                     (21,344)
Total Unrealized Loss on Forward Foreign
Currency Contracts   (54,988)

Other Assets in Excess of Liabilities (1.9%)                         448,704
Net Assets (100.0%)                                               $23,724,853



October 31, 1996
SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO f

  Shares         Description                                            Value
COMMON STOCK  (82.6%)
Basic Materials  (1.8.%)
  Chemicals   (1.1%)
   5,175         Cytec Industries, Inc. *                           $185,006
   38,552        Hoechst AG +                                      1,448,320
                                                                   1,633,326
  Mining - Diversified  (0.6%)
   8,567         De Beers Centenary AG +                             252,641
   8,714         Potash Corp. of Saskatchewan, Inc. #                617,605
                                                                     870,246
  Steel  (0.1%)
   55,000        NKK Corp. + *                                       138,043
   164           Ssab AB +                                             2,392
                                                                     140,435
Consumer Cyclical  (14.1%)
  Airlines  (0.6%)
   1,141         Swissair AG + *                                     886,345

  Auto Manufacturers  (1.6%)
   34,000        Honda Motor Company, Ltd. +                         811,584
   98,000        Isuzu Motors, Ltd. +                                484,195
   10,765        Mahindra & Mahindra, Ltd. #                         104,959
   86,814        Tata Engineering & Locomotive, Ltd. 144A #        1,045,189
                                                                   2,445,927
  Auto Parts & Equipment  (0.5%)
   12,680        Bajaj Auto, Ltd. #                                  399,420
   85,000        LucasVarity Plc + *                                 343,758
                                                                     743,178

  Broadcasting  (1.8%)
   33,975        CanWest Global Communications Corp.                 360,984
   30,951        Central European Media Enterprises, Ltd.
                   Class A # *                                       866,628
   38,975        Grupo Televisa S.A. # *                           1,023,094
   8,750         Heritage Media Corp. Class A *                      133,437
   25,120        Pearson PLC +                                       310,700
                                                                   2,694,843
  Clothing/Fabric  (2.0%)
   535           Fila Holding SpA #                                   38,520
   24,300        Gucci Group N.V. # *                              1,676,700
   9,488         Wolford AG +                                      1,248,830
                                                                   2,964,050
  Consumer Electronics  (0.5%)
   2,075         Sony Corp. #                                        125,278
   9,400         Sony Corp. +                                        563,423
                                                                     688,701
  Entertainment  (1.0%)
   431,426       Aristocrat Leisure, Ltd. +                        1,280,769
   3,212         London Clubs International PLC +                     16,492
   18,341        Tabcorp Holdings, Ltd. +                             86,392
   16,000        Yamaha Motor Company, Ltd. +                        143,221
                                                                   1,526,874
  Footwear  (1.6%)
   28,761        Adidas AG + *                                     2,416,891

  Home Furnishings - Other  (0.2%)
   7,325         Industrie Natuzzi SpA #                             332,372

  Lodging  (0.2%)
   9,400         East India Hotels, Ltd. #                           164,500
   6,119         Indian Hotels Company, Ltd. # *                     142,267
                                                                     306,767

  Publishing  (2.0%)
   15,873        Emap PLC +                                         $184,832
   21,551        Wolters Kluwer N.V. +                             2,764,948
                                                                   2,949,780
  Recreation Products - Other  (0.3%)
   18,140        Amer Group, Ltd. +                                  413,207

  Retailers - Broadline  (0.6%)
   16,000        Daimaru, Inc. +                                      96,323
   23,000        Hankyu Department Stores +                          274,506
   11,000        Ito-Yokado Company, Ltd +                           548,311
                                                                     919,140
  Toys  (1.2%)
   38,982        Mattel, Inc.                                      1,125,605
   114,051       Thorn EMI PLC +                                     643,147
                                                                   1,768,752
Consumer Non-Cyclical  (16.1%)
  Beverages  (1.1%)
   770,000       Companhia Cervejaria Brahma +                       476,706
   32,850        PepsiCo, Inc.                                       973,181
   25,000        Quilmes Industrial S.A. # *                         262,500
                                                                   1,712,387
  Consumer Services  (0.5%)
   19,800        Amway Japan, Ltd. +                                 788,872

  Cosmetics  (0.4%)
   34,350        Grupo Casa Autrey  S.A. #                           648,356

  Food Retailers  (1.3%)
   72,500        Blue Square Israel, Ltd. # *                      1,141,875
   15,325        Disco S.A. # *                                      344,812
   14,500        Santa Isabel S.A. #                                 407,812
                                                                   1,894,499
  Food-Other  (3.4%)
   19,163        Nutricia N.V. +                                   2,682,899
   1,215,609     Parmalat Finanziaria SpA +                        1,742,100
   10,408        Raision Tehtaat OY +                                620,765
                                                                   5,045,764
  Health Care  (0.3%)
   181,154       London International Group PLC +                    464,340

  Medical Supplies  (0.6%)
   49,882        Nobel Biocare AB +                                  841,340

  Pharmaceuticals  (7.7%)
   1,835         Ciba-Geigy AG +                                   2,253,229
   81,350        Eisai Company, Ltd. +                             1,456,376
   18,834        Gehe AG +                                         1,288,495
   51,980        Glaxo Wellcome PLC +                                815,494
   4,325         Pfizer, Inc.                                        357,894
   273           Roche Holding AG +                                2,058,265
   2,005         Sandoz AG +                                       2,310,177
   28,098        SmithKline Beecham +                                346,848
   2,225         SmithKline Beecham #                                139,340
   36,000        Takeda Chemical Industries, Ltd. +                  616,060
                                                                  11,642,178
  Tobacco  (0.8%)
   128,000       PT Hanjaya Mandala Sampoerna +                    1,189,714

Financial  (9.6%)
  Banks  (6.6%)
   26,500        Bangkok Bank Company, Ltd. +                       $282,523
   85,711        Barclays PLC +                                    1,345,385
   13,600        Citicorp                                          1,346,400
   22,609        CS Holding AG +                                   2,251,093
   39,710        Deutsche Bank AG +                                1,841,225
   19,100        HSBC Holdings PLC +                                 389,050
   1,262         Kookmin Bank # *                                     26,186
   96,027        Lloyds TSB Group PLC +                              609,489
   7,000         Mitsui Trust & Banking Company +                     67,573
   21,734        Nordbanken AB +                                     571,335
   11,013        Sparbanken Sverige AB +                             174,038
   9,000         Sumitomo Trust & Banking
                   Company, Ltd. + *                                  99,517
   3,158         Wells Fargo & Company                               843,581
                                                                   9,847,395
  Diversified  (2.2%)
   65,500        Credit Saison Company, Ltd. +                     1,511,760
   1,000         First Data Corp.                                     79,750
   11,000        First Pacific Company, Ltd. +                        15,151
   388,230       Grupo Financiero  Inbursa S.A. Class B + *        1,266,497
   43,161        Investment Bure AB +                                462,366
                                                                   3,335,524
  Insurance  (0.3%)
   455           Schweizeriche Rueckversicherungs
                 Gesellschaft +                                      486,577

  Real Estate  (0.5%)
   40,000        Mitsubishi Estate Company, Ltd. +                   498,464
   23,000        Mitsui Fudosan Company, Ltd. +                      284,599
                                                                     783,063
Independent  (2.7%)
  Conglomerates
   9,670         Barco N.V. +                                      1,587,300
   68,917        Groupo Carso, S.A. de C.V. +                        315,617
   77,981        Kinnevik Investments  AB B-Free +                 2,115,105
                                                                   4,018,022
Industrial  (16.6%)
  Building Materials  (0.7%)
   155,900       Fortune Cement Corp. + *                             80,098
   2,629,500     Hi Cement Corp. + *                                 810,473
   2,442         Hunter Douglas N.V. +                               172,382
                                                                   1,062,953
  Diversified  (1.0%)
   121,000       Mitsubishi Heavy Industries, Ltd. +                 929,136
   4,079         OEMV AG +                                           398,557
   1,812         Sophus Berendsen A/S +                              223,226
                                                                   1,550,919
  Electronic Components & Equipment  (0.5%)
   20,550        UCAR International, Inc. *                          804,019

  Factory Equipment  (1.0%)
   5,234         SGL Carbon AG +                                     578,853
   1,591         Sulzer AG +                                         902,152
                                                                   1,481,005

  Heavy Construction  (0.4%)
   123,000       Kawasaki Heavy Industries, Ltd. +                   562,378
   25,600        New World Infrastructure + *                         63,733
                                                                     626,111

  Other Industrial Services  (13.0%)
   150,740       Assa Abloy AB +                                  $2,313,421
   425,462       Hays PLC +                                        3,555,567
   4,950         John H. Harland Company                             154,069
   118,260       Kesko OY +                                        1,821,907
   11,860        Prosegur CIA de Segundad S.A. +                      96,551
   4,594         Randstad Holdings N.V. +                            370,774
   1,084,477     Rentokil Group PLC +                              7,280,345
   153,401       Securitas AB +                                    3,962,615
                                                                  19,555,249
  Railroads  (0.0%)
   1,400         Tranz Rail Holdings, Ltd. #                          22,925

Technology  (20.5%)
  Advanced Medical Devices  (0.5%)
   14,725        Fresenius AG #                                      438,069
   17,231        Getinge Industrier AB Class B +                     314,193
                                                                     752,262
  Communications  (6.8%)
   6,800         Airtouch Communications, Inc. *                     177,650
   16,700        Asia Satellite Telecom SpA # *                      446,725
   58,889        Korea Mobile Telecom Corp. #                        736,112
   92,077        Lagardere Groupe S.A. +                           2,903,560
   26,750        MFS Communications
                   Company, Inc. *                                 1,340,844
   60,550        Millicom International Cellular S.A. # *          2,406,862
   625           Paging Network, Inc. *                               10,703
   19,300        Portugal Telecom S.A. #                             502,149
   450           Telecom Argentina France S.A. #                      16,987
   5,174         Telecomunicacoes Brasileiras S.A. +                     383
   16,900        Telecomunicacoes Braseleiras #                    1,250,159
   20,325        Telefonica de Argentina S.A. #                      472,556
                                                                  10,264,690
  Computers  (3.5%)
   11,025        Cisco Systems, Inc. *                               682,172
   7,875         Dassault Systems S.A. #                             341,578
   25,656        Enator AB + *                                       569,176
   35,197        Frontec AB Class B + *                              502,733
   122,039       Misys PLC +                                       1,802,407
   19,804        WM Data AB Class B +                              1,414,346
                                                                   5,312,412
  Consumer Services  (0.5%)
   3,120         Grand Optical Photoservice S.A. +                   452,637
   22,176        Merkantildata A/S +                                 339,889
                                                                     792,526
  Diversified  (0.8%)
   16,578        Philips Electronics N.V. +                          583,173
   19,425        Philips Electronics N.V. #                          684,731
                                                                   1,267,904
  Industrial  (0.0%)
   3,400         Pfeiffer Vacuum Technology  SpA # *                  54,400

  Office Equipment  (3.3%)
   39,475        Alco Standard Corp.                               1,830,653
   51,150        Danka Business Systems PLC #                      2,026,818
   10,015        Oce-van der Grinten N.V. +                        1,066,334
                                                                   4,923,805

  Software  (5.1%)
   5,725         Electronic Data Systems Corp.                      $257,625
   108,674       Getronics N.V. +                                  2,665,788
   14,851        Group Axime + *                                   1,539,775
   81,374        JBA Holdings PLC +                                  675,404
   710           NTT Data Communications Systems
                   Corp. +                                         2,099,781
   5,275         Parametric Technology Corp. *                       257,815
   2,875         SunGard Data Systems, Inc. *                        122,906
                                                                   7,619,094
Utilities  (1.2%)
  Gas  (0.2%)
   20,000        Gazprom # *                                         370,000

  Telephone  (1.0%)
   49,675        Telefonica del Peru S.A. +                        1,024,546
   103,069       Telecom Italia Mobile SpA +                         212,905
   83,867        Telecom Italia SpA +                                186,779
                                                                   1,424,230
  Total Common Stock (cost $103,307,767)                         124,283,369

CONVERTIBLE PREFERRED STOCK  (0.3%)
  Diversified
   6,675         Nokia Corp #                                        309,553
   2,250         Nokia Corp +                                        103,693
                                                                     413,246
NON-CONVERTIBLE PREFERRED STOCK  (2.1%)
Consumer, Cyclical (0.1%)
  Clothing/Fabric  (0.1%)
   704           Escada AG +                                         112,288

  Publishing  (0.0%)
   16,324        News Corp., Ltd +                                    71,736

Consumer, Non-Cyclical  (0.2%)
  Cosmetics
   561           Wella AG +                                          318,354

Technology  (1.6%)
  Advanced Medical Devices  (1.0%)
   7,279         Fresenius AG +                                    1,551,991

  Software  (0.6%)
   6,296         SAP AG Vorzug +                                     845,691

Utilities  (0.2%)
  Electric
   10,803,000    Companhia Energetica
                   de Minas Gerais S.A. +                            342,714
Total Preferred Stock (cost $2,375,072)                            3,656,020

  Principal      Description                                            Value
  SHORT-TERM U.S. GOVERNMENT AGENCIES  (4.0%)
  $3,000,000     Federal Home Loan Mortgage Acceptance
                        Corp.   5.170%  11-26-96                  $2,989,229
   3,000,000     Federal National Mortgage Association Corp.
                        5.190%  12-31-96                           2,974,050
  Total Short-Term U.S. Government Agencies
    (cost $5,963,279)                                              5,963,279

  COMMERCIAL PAPER  (9.1%)
   7,000,000     Household Finance Company
                        5.250%  11-6-96                            6,994,896
   6,700,000     Prudential Funding Corp.
                        5.500%  11-1-96                            6,700,000
  Total Commercial Paper (cost $13,694,896)                       13,694,896

  SHORT-TERM SECURITIES (0.0%)
   52,473        State Street Bank & Trust ***
                        4.000%  Repurchase Agreement
                        dated 10-31-96 to be repurchased
                        at $52,539  on 11-1-96 (cost $52,473)         52,473

  Total Investments (98.2%) (cost $125,393,487)                  147,650,037


  Notional
  Amount         Description                                            Value
UNREALIZED GAIN (LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.2%)@
B  2,100,000      British Pound 11-19-96          Sell              (249,896)
B  175,000        British Pound 1-16-97           Sell               (11,225)
D  17,713         German Deutschemark 11-1-96     Sell                    53
D  250,000        German Deutschemark 12-11-96    Sell                    37
D  4,000,000      German Deutschemark 1-17-97     Sell                21,303
D  5,287,000      German Deutschemark 1-24-97     Sell               106,856
F  2,300,000      French Franc 12-12-96           Sell                (1,351)
G  68,660         Dutch Guilder 11-4-96           Sell                   125
H  654,237        Philippines Peso 11-4-96        Sell                   (61)
H  209,879        Philippines Peso 11-5-96        Sell                   (20)
H  885,614        Philippines Peso 11-6-96        Sell                   (77)
J  50,000,000     Japanese Yen 12-11-96           Sell                26,793
J  285,000,000    Japanese Yen 12-12-96           Sell               112,497
J  210,000,000    Japanese Yen 12-17-96           Sell                70,824
J  110,000,000    Japanese Yen 1-16-97            Sell                33,450
J  161,000,000    Japanese Yen 1-17-97            Sell                87,791
K  69,508         Swedish Krona 11-1-96            Buy                   (54)
K  150,365        Swedish Krona 11-4-96           Sell                   103
K  37,900,000     Swedish Krona 1-27-97           Sell                 8,086
I  40,679,954     Italian Lira 11-6-96            Sell                    41
M  334,120        Finnish Markka 11-1-96           Buy                  (275)
M  1,903,000      Finnish Markka 11-12-96         Sell               (19,327)
M  1,050,000      Finnish Markka 11-12-96          Buy                 6,960
R  587,000        South African Rand 11-3-97      Sell                  (400)
S  67,871         Swiss Franc 11-1-96             Sell                   534
S  47,805         Swiss Franc 11-4-96             Sell                   439
S  2,018,000      Swiss Franc 11-12-96            Sell                62,163
S  2,500,000      Swiss Franc 1-16-97             Sell                32,111
T  100,406        Australian Dollar 11-4-96       Sell                   (86)
T  331,642        Australian Dollar 11-6-96       Sell                  (272)
T  105,587        Australian Dollar 11-7-96       Sell                   (43)
Total Unrealized Gain on Forward Foreign
Currency Contracts   287,079

Other Assets in Excess of Liabilities (1.6%)                       2,490,060
Net Assets (100.0%)                                              $150,427,176


October 31, 1996
SCHEDULE OF INVESTMENTS


GROWTH PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (81.8%)
Consumer, Cyclical  (9.1%)
  Casinos  (0.0%)
   7,100         Sodak Gaming, Inc. *                               $128,687

  Clothing/Fabric  (3.3%)
   95,000        Fila Holding SpA #                                6,840,000
   453,100       Gucci Group N.V. #                               31,263,900
                                                                  38,103,900
  Entertainment  (0.8%)
   133,375       Walt Disney Company                               8,786,078

  Footwear  (3.4%)
   676,150       Nike, Inc. Class B                               39,808,331

  Lodging  (1.6%)
   248,875       HFS, Inc. *                                      18,230,094

Consumer, Non-Cyclical  (17.5%)
  Beverages  (4.8%)
   744,750       Coca-Cola Company                                37,609,875
   585,050       Pepsico, Inc.                                    17,332,106
                                                                  54,941,981
  Consumer Services  (0.0%)
   2,500         Sabre Group Holings, Inc. *                          76,250

  Food - Retailers  (0.5%)
   192,300       Starbucks Corp. *                                 6,249,750

  Health Care   (3.6%)
   568,600       Oxford Health Plans, Inc. *                      25,871,300
   213,125       Pacificare Health Systems, Inc. Class B  *       14,972,032
                                                                  40,843,332
  Pharmaceuticals  (8.6%)
   203,416       Astra AB A-Free +                                 9,334,625
   212,400       Eli Lilly and Company                            14,974,200
   309,575       Johnson & Johnson                                15,246,569
   456,950       Pfizer, Inc.                                     37,812,612
   348,250       SmithKline Beecham PLC #                         21,809,156
   43,631        SmithKline Beecham PLC Class A +                    538,590
                                                                  99,715,752
Financial  (16.8%)
  Banks  (7.7%)
   284,975       Chase Manhattan Corp.                            24,436,606
   322,045       Citicorp                                         31,882,455
   121,683       Wells Fargo & Company                            32,504,571
                                                                  88,823,632
  Diversified   (4.6%)
   638,700       First Data Corp.                                 50,936,325
   619,875       Grupo Financiero  Inbursa S.A. Class B + *        2,022,177
                                                                  52,958,502
  Securities Brokers  (2.3%)
   372,800       Merrill Lynch & Company, Inc.                    26,189,200

  U.S. Government Agency (2.2%)
   105,875       Federal Home Loan Mortgage Corp.                 10,693,375
   380,180       Federal National Mortgage Association            14,874,542
                                                                  25,567,917
Independent  (1.7%)
  Conglomerates
   199,000       General Electric Company                         19,253,250

  Shares         Description                                            Value
Technology  (36.5%)
  Advanced Medical Devices  (1.0%)
   186,050       Medtronic, Inc.                                 $11,976,969

  Aerospace/Defense  (1.2%)
   143,350       The Boeing Company                               13,672,006

  Biotechnology  (2.2%)
   152,175       Amgen, Inc. *                                     9,330,230
   43,625        Biogen, Inc. *                                    3,250,063
   550,600       Chiron Corp. *                                   12,594,975
   1,593         U.S. Bioscience, Inc. *                              18,320
                                                                  25,193,588
  Communications  (9.7%)
   1,300         America Online Inc. *                                35,263
   510,250       Ascend Communications, Inc. *                    33,357,594
   1,300         Cabletron Systems, Inc. *                            81,087
   133,400       Cascade Communications Corp. *                    9,688,175
   277,135       Glenayre Technologies, Inc. *                     7,136,226
   333,575       MFS Communications Company, Inc. *               16,720,447
   2,175         Omnipoint Corp. *                                    59,269
   303,325       PictureTel Corp. *                                8,189,775
   262,525       Premisys Communications Inc. *                   13,126,250
   45,350        QUALCOMM, Inc.                                    1,802,662
   348,500       US Robotics Corp.                                21,911,938
                                                                 112,108,686
  Computers  (10.0%)
   3,925         Cadence Design Systems, Inc. *                      143,262
   1,127,150     Cisco Systems, Inc. *                            69,742,406
   2,625         Computer Associates International, Inc.             155,203
   154,700       International Business Machines Corp.            19,956,300
   130,550       Shiva Corp. *                                     5,352,550
   324,600       Sun Microsystems, Inc. *                         19,800,600
   8,000         Trusted Informations Systems, Inc. *                108,000
   925           VeriFone, Inc. *                                     31,103
                                                                 115,289,424
  Diversified  (0.2%)
   1,975         Gemstar International Group, Ltd. *                  43,697
   2,625         Harmonic Lightwaves, Inc. *                          44,297
   196,000       Voxware, Inc. *                                   1,617,000
   875           Whittman-Hart, Inc. *                                41,563
   5,625         Xlconnect Solutions, Inc. *                         164,531
                                                                   1,911,088
  Semiconductors  (0.0%)
   6,975         Analog Devices, Inc. *                              181,350
   3,475         LSI Logic Corp. *                                    92,088
                                                                     273,438
  Software  (12.2%)
   8,700         Applix, Inc. *                                      210,975
   1,100         Aurum Software, Inc. *                               34,925
   1,750         Check Point Software Technologies, Ltd. *            47,250
   4,375         Cybermedia, Inc. *                                   97,344
   3,500         Edify, Corp.                                         48,781
   642,400       HBO & Company                                    38,624,300
   73,100        HNC Software, Inc. *                              2,302,650
   9,625         IKOS Systems, Inc. *                                172,047
   403,950       Informix Corp. *                                  8,962,640
   21,550        Ingram Micro, Inc. Class A + *                      387,900
   5,500         International Network Services, Inc. *              196,625
   275,950       Intuit, Inc. *                                    7,450,650
   2,186         JBA Holdings PLC +                                   18,144
   1,750         Manugistics Group, Inc. *                            75,250
   275,275       Microsoft Corp. *                               $37,781,494
   237,925       Netscape Communications Corp. *                  10,528,181
   5,200         Oracle Systems Corp. *                              220,024
   4,350         Parametric Technology, Inc. *                       212,606
   292,000       PeopleSoft, Inc. *                               26,207,000
   2,600         Sapient Corp. *                                     120,250
   1,050         Veritas Software Corp. *                             53,025
   1,100         Visio Corp. *                                        50,738
   192,925       Xylan Corp. *                                     7,717,000
                                                                 141,519,799
Utilities  (0.2%)
  Telephone
   132,875       Telefonica del Peru S.A. +                        2,740,547

Total Common Stock (cost $621,472,942)                           944,362,201

NON-CONVERTIBLE PREFERRED STOCK  (0.5%)
Technology
  Software
   47,739        SAP AG Vorzug +  (cost $2,882,414)                6,412,402

  Principal      Description                                            Value
NON-CONVERTIBLE CORPORATE BONDS (1.0%)
Financial
  Diversified
  $12,000,000    Trump Atlantic City Associates
                   Funding, Inc.
                        11.250%  5-1-06 (cost $12,000,000)        11,370,000

LONG-TERM U.S. GOVERNMENT SECURITIES  (1.5%)
   17,000,000    Treasury Notes
                        5.500%  9-30-97 (cost $17,053,821)        17,003,400

SHORT-TERM U.S. GOVERNMENT AGENCIES  (6.5%)
   20,000,000    Federal Home Loan Mortgage Acceptance
                        Corp, 5.170%  11-26-96                    19,928,194
                 Federal National Mortgage Association Corp.
   25,000,000           5.200%  11-20-96                          24,931,389
   30,000,000           5.380%  12-6-96                           29,843,084
Total Short-Term U.S. Government Agencies
             (cost $74,702,667)                                   74,702,667

COMMERCIAL PAPER  (8.7%)
   $30,000,000   General Electric Capital Corp.
                        5.350%  11-6-96                          $29,977,708
   30,000,000    Household Finance Corp.
                        5.250%  11-6-96                           29,978,125
   40,800,000    Prudential Funding Corp.
                        5.500%  11-1-96                           40,800,000
Total Commercial Paper (cost $100,755,833)                       100,755,833

SHORT-TERM SECURITIES  (0.0%)
   107,008       State Street Bank & Trust ***
                      4.000%  Repurchase Agreement
                      dated 10-31-96 to be repurchased
                      at $107,020 on 11-1-96 (cost $107,008)         107,008

Total Investments (100.0%) (cost $828,974,685)                 1,154,713,511

  Notional
  Amount         Description                                            Value
UNREALIZED GAIN (LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
B  11,227          British Pound 11-5-96             Buy                 (66)
D  781,314         German Deutschemark 11-1-96      Sell               2,329
D  64,694          German Deutschemark 11-1-96       Buy                (193)
D  20,000,000      German Deutschemark 12-11-96     Sell              11,731
D  5,000,000       German Deutschemark 12-11-96      Buy               6,675
D  3,000,000       German Deutschemark 12-11-96      Buy              (1,104)
D  5,000,000       German Deutschemark 12-11-96      Buy              (1,622)
D  21,646,000      German Deutschemark 1-17-97      Sell             336,535
D  21,646,000      German Deutschemark 1-17-97       Buy              28,864
D  2,000,000       German Deutschemark 1-27-97      Sell              34,120
Total Unrealized Gain on Forward Foreign
Currency Contracts   417,269

Other Assets in Excess of Liabilities  (0.0%)                         42,945
Net Assets (100.0%)                                           $1,155,173,725



October 31, 1996
SCHEDULE OF INVESTMENTS

C.A.S.E. PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (75.5%)
Basic Materials (5.0%)
  Building Materials (1.6%)
   1,000          Carlisle Companies, Inc.                           $56,875

  Steel (3.4%)
   4,000          Oregon Steel Mills, Inc.                            63,500
   4,300          Steel Technologies, Inc.                            55,900
                                                                     119,400

Consumer, Cyclical (9.2%)
  Footwear (1.5%)
   2,600          Brown Group, Inc.                                   53,625

  Retailers - Apparel (2.2%)
   2,500          Gymboree Corp.  *                                   78,125

  Retailers - Broadline (2.2%)
   3,900          Price / Costco, Inc.  *                             77,512

  Retailers - Specialty (3.3%)
   1,500          Deere and Company                                   62,625
   2,100          The Sports Authority, Inc.  *                       50,925
                                                                     113,550

Consumer, Non-Cyclical (19.6%)
  Beverages (3.2%)
   1,400          Anheuser-Busch Companies, Inc.                      53,900
   1,400          Coca-Cola Enterprises, Inc.                         59,675
                                                                     113,575

  Food - Other (6.6%)
   4,400          Chiquita Brands International, Inc.                 55,000
   1,400          Dole Food Company                                   54,600
   1,500          Interstate Bakeries Corp.                           63,563
   1,700          Sara Lee Corp.                                      60,350
                                                                     233,513

  Healthcare (3.0%)
   6,400          NovaCare, Inc.  *                                   52,800
   2,500          Tenet Healthcare Corp.  *                           52,187
                                                                     104,987

  Household Products (3.7%)
   3,000          Maytag Corp.                                        59,625
   700            Procter & Gamble, Inc.                              69,300
                                                                     128,925

  Pharmaceuticals (3.1%)
   1,000          Johnson & Johnson                                   49,250
   800            Merck And Company, Inc.                             59,300
                                                                     108,550

Energy (1.7%)
  Oil Companies - Secondary
   3,500          Quaker State Corp.                                  58,625

Financial (12.5%)
  Banks (3.3%)
   3,100          City National Corp.                                 54,250
   1,700          MBNA Corp.                                          64,175
                                                                     118,425

  Diversified (3.8%)
   1,800          PNC Bank Corp.                                     $65,250
   1,800          SunAmerica, Inc.                                    67,500
                                                                     132,750

  Insurance (3.8%)
   1,000          MGIC Investment Corp.                               68,625
   1,200          Travelers Group, Inc.                               65,100
                                                                     133,725

  Securities Brokers (1.6%)
   800            Merrill Lynch & Company, Inc.                       56,200

Independent (1.5%)
  Conglomerates
   2,000          U.S. Industries, Inc.  *                            54,000

Industrial (6.7%)
  Electric Components & Equipment (1.7%)
   3,500          Westinghouse Electric, Inc.                         59,938

  Other Industrial Services (3.5%)
   1,800          CalEnergy Company, Inc.  *                          52,200
   2,000          U.S. Filter Corp.  *                                69,000
                                                                     121,200

  Paper Products (1.5%)
   1,900          Mosinee Paper Corp.                                 54,150

Technology (10.6%)
  Aerospace/Defense (3.7%)
   2,600          AAR Corp.                                           74,100
   700            Northrop Grumman Corp.                              56,525
                                                                     130,625

  Computers (3.3%)
   900            Computer Associates International, Inc.             53,213
   2,700          Control Data Systems, Inc.                          63,450
                                                                     116,663

  Industrial Technology (1.8%)
   3,300          Global Industrial Technology, Inc.  *               61,462

  Software (1.8%)
   1,500          Oracle Systems Corp.  *                             63,469

Utilities (8.7%)
  Electric (1.7%)
   2,300          TNP Enterprises, Inc.                               59,512

  Gas (1.5%)
   3,600          Southwestern Energy Company                         53,550

  Telephone (3.8%)
   1,400          Ameritech Corp.                                     76,650
   2,400          WorldCom Inc.  *                                    58,500
                                                                     135,150

  Water (1.7%)
   1,500          Eastern Enterprises, Inc.                           57,750

Total Common Stock (cost $2,532,430)                               2,655,831

  Principal      Description                                            Value
SHORT-TERM SECURITIES (27.5%)
  $129,614       State Street Bank & Trust ***
                      4.000%  Repurchase Agreement
                      dated 10-31-96 to be repurchased
                      at $129,628 on 11-1-96                        $129,614

   840,000       State Street Bank & Trust
                      Euro Time Deposit
                       4.500%,  11-4-96                              840,000

Total Short-term Securities (cost $969,614)                          969,614

   Total Investments (103.0%) (cost $3,502,044)                    3,625,445
   Liabilities in Excess of Other Assets (-3.0%)                    (104,391)
   Net Assets (100.0%)                                             $3,521,054



October  31, 1996
SCHEDULE OF INVESTMENTS

TACTICAL ASSET ALLOCATION PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (54.6%)
Basic Materials (9.4%)
  Aluminum(2.5%)
   8,000         Alumax, Inc.  *                                    $257,000
   3,500         Aluminum Company of America                         205,187
                                                                     462,187

  Chemicals  (3.5%)
   4,000         Dow Chemical Company                                311,000
   9,000         Georgia Gulf Corp.                                  243,000
   5,000         Wellman, Inc.                                        88,750
                                                                     642,750

  Mining (1.6%)
   4,000         Potash Corp. of  Saskatchewan, Inc.                 283,500

  Paper Products (1.0%)
   4,000         International Paper Company                         171,000

  Steel (0.8%)
   9,000         Birmingham Steel Corp.                              144,000

Consumer, Cyclical (13.9%)
  Apparel (1.3%)
   8,000         Russell Corp.                                       227,000

  Auto Manufacturers (3.8%)
   15,000        Chrysler Corp.                                      504,375
   6,000         Ford Motor Company                                  187,500
                                                                     691,875

   Footwear (1.0%)
   5,320         Payless ShoeSource, Inc.  *                         180,215

  Home Construction (1.4%)
   15,000        Clayton Homes, Inc.                                 253,125

  Restaurants (1.3%)
   12,000        Cracker Barrel Old Country Store, Inc. *            244,500

  Retailers - Broadline (1.3%)
   5,000         May Department Stores Company                       236,875

  Retailers - Specialty (3.8%)
   12,000        Fingerhut Companies, Inc.                           178,500
   15,000        Toys R Us, Inc. *                                   508,125
                                                                     686,625

Consumer, Non-Cyclical (3.1%)
   Pharmaceuticals  (1.8%)
   3,000         McKesson Corp.                                      149,250
   4,000         R.P. Scherer Corp. *                                185,500
                                                                     334,750

  Tobacco  (1.3%)
   8,000         UST, Inc.                                           231,000

Energy  (2.0%)
  Oil Companies - Major (0.8%)
   3,000         Burlington Resources, Inc.                          151,125

  Oil Companies - Secondary (1.2%)
   9,000         Valero Energy Corp.                                 213,750

Financial (12.3%)
  Diversified (2.4%)
   2,000         Associates First Capital Corp.                      $86,750
   12,000        Countrywide Credit Industries, Inc.                 342,000
                                                                     428,750

  Insurance (5.9%)
   7,000         AFLAC, Inc.                                         280,875
   4,000         AMBAC, Inc.                                         250,000
   2,000         Frontier Insurance Group, Inc.                       79,500
   3,000         MGIC Investment Corp.                               205,875
   4,500         PMI Group, Inc.                                     257,063
                                                                   1,073,313

  Securities Brokers (1.2%)
   9,000         Lehman Brothers Holding, Inc.                       226,125

  U.S. Government Agency (2.8%)
   2,000         Federal Home Loan Mortgage Corp.                    202,000
   8,000         Federal National Mortgage Association               313,000
                                                                     515,000

Independent (1.5%)
  Conglomerates
   3,000         Philip Morris Companies, Inc.                       277,875

Industrial (4.2%)
  Diversified  (2.4%)
   25,000        Horsham Corp.                                       431,250

   Electronic Components And Equipment (1.8%)
   7,000         Arrow Electronics, Inc.                             333,375

Technology (8.2%)
  Communication (2.9%)
   4,500         Seagate Technology  *                               300,375
   6,000         Sprint Corp.                                        235,500
                                                                     535,875

  Diversified (1.8%)
   9,000         Philips Electronics N.V. # *                        317,250

  Semiconductors (2.5%)
   10,000        Applied Materials, Inc. *                           264,375
   10,000        MEMC Electric Material, Inc. *                      193,750
                                                                     458,125

  Software (1.0%)
   19,000        Novell, Inc. *                                      175,750
Total Common Stock (cost $9,202,714)                               9,926,965


CONVERTIBLE PREFERRED STOCK  (1.2%)
Industrial
  Diversified
   4,500         Kmart Financing, Inc.
                 (cost $225,000)                                     213,750

  Principal      Description                                            Value
NON-CONVERTIBLE CORPORATE BONDS (5.5%)

Financial
  Diversified
   $1,000,000    Ford Motor Credit
                  6.170%  11-9-98 (cost $1,002,392)                1,001,230

LONG-TERM U.S. GOVERNMENT AGENCIES  (1.7%)
                 Federal Home Loan Bank
   $100,000            6.080%  9-8-98                               $100,266
   100,000             8.600%  8-25-99                               106,472
   100,000             7.880%  2-9-00                                105,103
Total Long-Term U.S. Government Agencies (cost $316,139)             311,841

LONG-TERM U.S. GOVERNMENT SECURITIES (17.1%)
                 Treasury Notes
   100,000             6.125%  12-31-96                              100,171
   500,000             5.500%  7-31-97                               500,275
   500,000             5.250%  7-31-98                               496,255
   500,000             7.125%  10-15-98                              512,705
   500,000             5.875%  3-31-99                               500,580
   500,000             6.000%  10-15-99                              501,715
   500,000             5.500%  4-15-00                               492,735
Total Long-Term U.S. Government Securities (cost $3,107,048)       3,104,436

COMMERCIAL PAPER (19.9%)
   $900,000      Anchor Funding Corp.
                      5.320%  11-4-96                               $899,601
   425,000       ASI Funding Corp.
                      5.330%  11-13-96                               424,245
   550,000       Barton Capital Corp.
                      5.270%  11-8-96                                549,436
   187,000       Bay State Gas, Inc.
                      5.270%  11-5-96                                186,891
   100,000       Industrial Funding Corp.
                      5.300%  11-4-96                                 99,956
   350,000       Omnibus Funding Corp.
                      5.450%  11-7-96                                349,682
                 Reliastar Mortgage Corp.
   150,000            5.280%  11-7-96                                149,868
   150,000            5.280%  11-7-96                                149,868
   700,000            5.270%  11-12-96                               698,873
   100,000       South Carolina E & G Corp.
                      5.280%  11-4-96                                 99,956

Total Commercial Paper  (cost $3,608,376)                          3,608,376

SHORT-TERM  SECURITIES (0.2%)
   31,344        State Street Bank & Trust ***
                     4.000%  Repurchase Agreement
                    dated 10-31-96 to be repurchased
                    at  $31,347 on 11-1-96 (cost $31,344)             31,344

Total Investments (100.2%) (cost $17,493,013)                     18,197,942
Liabilities in Excess of Other Assets (-0.2%)                        (30,714)
Net Assets (100.0%)                                               $18,167,228



October 31, 1996
SCHEDULE OF INVESTMENTS

EQUITY-INCOME PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (68.7%)
Basic Materials (6.6%)
  Chemicals
   1,900         E.I. Du Pont de Nemours
                      and Company                                   $176,225
   15,400        Lawter International, Inc.                          180,950
   7,250         M.A. Hanna Company                                  154,062
   6,500         Morton International, Inc.                          255,937
   4,100         Nalco Chemical Company                              149,137
   2,000         Olin Corp.                                           85,000
                                                                   1,001,311

Consumer Cyclical (6.0%)
  Auto Parts & Equipment (0.4%)
   3,000         Stewart & Stevenson Services, Inc.                   63,750

  Clothing/Fabric (0.6%)
   5,000         Intimate Brands, Inc. Class A                        90,625

  Entertainment (1.7%)
   2,000         Eastman Kodak Company                               159,500
   1,500         Walt Disney Company                                  98,813
                                                                     258,313
  Publishing (0.9%)
   3,300         A.H. Belo Corp.                                     128,700

  Retailers - Broadline (1.2%)
   3,500         J.C. Penney Company, Inc.                           183,750

  Retailers - Specialty (1.2%)
   3,400         Home Depot, Inc.                                    186,150

Consumer Non-Cyclical (16.8%)
  Beverages (1.3%)
   6,600         PepsiCo, Inc.                                       195,525

  Consumer Services (0.7%)
   3,000         Storage USA, Inc.                                   104,250

  Cosmetics (1.1%)
   3,900         Estee Lauder Companies, Inc. Class A                167,700

  Food-Other (1.2%)
   5,100         H.J. Heinz Company                                  181,050

  Healthcare (1.6%)
   4,500         Columbia / HCA Healthcare Corp.                     160,875
   5,500         Hooper Holmes, Inc.                                  81,813
                                                                     242,688

  Household Products - Non-Durable (5.3%)
   2,000         Colgate-Palmolive Company                           184,000
   1,700         Duracell International, Inc.                        113,475
   2,000         Procter & Gamble Company                            198,000
   6,000         Tupperware Corp.                                    308,250
                                                                     803,725

  Medical Supplies (2.0%)
   4,000         Baxter International, Inc.                          166,500
   5,000         C.R. Bard, Inc.                                     141,250
                                                                     307,750

  Pharmaceuticals (2.7%)
   3,000         Johnson & Johnson                                  $147,750
   1,500         Merck and Company                                   111,188
   2,400         Schering Plough Corp.                               153,600
                                                                     412,538

  Tobacco (0.9%)
   5,000         UST, Inc.                                           144,375

Energy (6.4%)
  Oil Companies - Major (4.9%)
   2,000         Amoco Corp.                                         151,500
   1,200         Atlantic Richfield Company                          159,000
   2,000         Exxon Corp.                                         177,250
   1,200         Mobil Corp.                                         140,100
   4,300         Union Pacific Resources Group, Inc.                 118,250
                                                                     746,100

  Oil Companies - Secondary (1.2%)
   5,000         Baker Hughes, Inc.                                  178,125

  Pipelines (0.3%)
   1,100         PanEnergy Corp.                                      42,350

Financial (14.2%)
  Banks (2.6%)
   14,000        First Colorado Bancorp, Inc.                        218,750
   2,700         Mellon Bank Corp.                                   175,838
                                                                     394,588
  Diversified (1.4%)
   2,000         Marsh & McLennan Companies, Inc.                    208,250

  Insurance (1.7%)
   1,500         American International Group, Inc.                  162,937
   1,600         UNUM Corp.                                          100,600
                                                                     263,537

  U.S. Government Agency (1.4%)
   5,300         Federal National Mortgage Association               207,362

  Real Estate (7.1%)
   11,200        Arden Realty, Inc.                                  253,400
   8,000         Boykin Lodging Trust, Inc.                          160,000
   3,400         Crescent Real Estate Equities, Inc.                 141,950
   12,500        Prentiss Properties Trust                           257,813
   6,000         Starwood Lodging Trust                              270,000
                                                                   1,083,163

Independent (1.1%)
  Conglomerates
   1,700         General Electric Company                            164,475

Industrial (10.9%)
  Building Materials (2.1%)
   4,500         Masco Corp.                                         141,187
   3,600         Sherwin Williams Company                            180,450
                                                                     321,637

  Diversified (4.7%)
   5,000         Corning, Inc.                                       193,750
   6,500         Keystone International, Inc.                        117,000
   4,200         Tyco International Ltd.                             208,425
   11,700        Westinghouse Electric Corp.                         200,363
                                                                     719,538

  Electronic Components and Equipment (0.5%)
   900           Emerson Electric Company                            $80,100

  Other Industrial Services (2.1%)
   5,500         Manpower, Inc.                                      156,062
   4,800         National Service Industries, Inc.                   165,600
                                                                     321,662

  Pollution Control (1.5%)
   6,500         WMX Technologies, Inc.                              223,437

Technology (5.6%)
  Computers (1.8%)
   6,200         Hewlett-Packard Company                             273,575

  Diversified (0.9%)
   2,900         Raytheon Company                                    142,825

  Industrial Technology (1.3%)
   4,500         Fisher Scientific International, Inc.               201,937

  Office Equipment (0.7%)
   2,500         Danka Business Systems PLC #                         99,063

  Software (0.9%)
   3,000         Electronic Data Systems Corp.                       135,000

Utilities (1.1%)
  Telephone
   5,600         ALLTEL Corp.                                        170,800

Total Common Stock (cost $9,240,486)                              10,449,724

CONVERTIBLE PREFERRED STOCK (1.1%)
Utilities
  Electric
   3,000         CalEnergy Company, Inc.  *
                      (cost $150,000)                                174,750

  Principal      Description                                            Value
CONVERTIBLE CORPORATE BONDS  (3.7%)
Consumer Cyclical  (0.7%)
  Retailers - Specialty
  $100,000       Home Depot, Inc.
                      3.250%  10-1-01                                100,500

Consumer Non-Cyclical  (0.6%)
  Healthcare
   100,000       Quantum Health Resources, Inc.
                      4.750%  10-1-00                                 92,875

Energy  (1.5%)
  Oil Drilling
   200,000       Nabors Industries, Inc.
                      5.000%  5-15-06                                227,500

Utilities  (0.9%)
  Electric
   150,000       Potomac Electric Power Company
                      5.000%  9-1-02                                 136,688

Total Convertible Corporate Bonds (cost $529,568)                    557,563

NON-CONVERTIBLE CORPORATE BONDS (18.4%)
Consumer Cyclical (1.4%)
  Entertainment (0.7%)
   $100,000      Walt Disney Company 7.750% (until 1997,
                      increasing thereafter),  10-05-09             $101,440

  Retailers - Broadline (0.7%)
   100,000       May Department Stores Company
                      9.125%  12-01-16                               105,000

Consumer Non-Cyclical (1.7%)
  Food - Other
   250,000       Nabisco Brands, Inc.
                      8.300%  4-15-99                                260,937

Energy (0.7%)
  Pipelines
   100,000       Transcontinental Gas Pipeline Corp.
                      9.125%  2-1-17                                 104,875

Financial (3.7%)
  Banks  (1.4%)
   200,000       J. P. Morgan & Company, Inc.
                      7.625%  9-15-04                                210,750

  Diversified  (1.3%)
   200,000       Norwest Financial, Inc.
                      7.000%  1-15-03                                204,500

  Insurance  (1.0%)
   150,000       Torchmark Corp.
                      8.625%  3-1-17                                 153,701

Industrial  (4.6%)
  Other Industrial Services  (1.6%)
   250,000       Olsten Corp.
                      7.000%  3-15-06                                249,688

  Diversified  (2.3%)
   150,000       Dexter Corp.
                      9.250%  12-15-16                               157,502
   200,000       Robbins & Myers, Inc.
                      6.500%  9-1-03                                 203,250
                                                                     360,752

  Railroads  (0.7%)
   100,000       Union Pacific Corp.
                      7.375%  5-15-01                                103,000

Technology  (2.7%)
  Communications  (1.7%)
   250,000       Lucent Technologies, Inc.
                      6.900%  7-15-01                                254,063

  Office Equipment  (1.0%)
   100,000       Danka Business Systems PLC #
                      6.750%  4-1-02                                 146,500

Utilities  (3.6%)
  Electric  (1.2%)
   $175,000      Interstate Power Company
                      8.625%  9-15-21                               $187,031

  Gas  (1.0%)
   150,000       Southwest Gas Corp.
                      7.500%  8-1-06                                 153,375

  Telephone  (1.4%)
   200,000       ALLTEL Corp.
                      7.250%  4-1-04                                 205,250

Total Non-Convertible Corporate Bonds (cost $2,749,029)            2,800,862

LONG-TERM U.S. GOVERNMENT SECURITIES (4.6%)
                 Treasury Notes
   $100,000             6.000%  11-30-97                            $100,427
   200,000              6.125%  5-15-98                              201,346
   200,000              5.875%  8-15-98                              200,464
   200,000              7.000%  4-15-99                              205,274
Total Long-Term U.S. Government Securities (cost $703,459)           707,511

SHORT-TERM SECURITIES (3.1%)
   474,026       State Street Bank  & Trust***
                      4.000%  Repurchase Agreement
                      dated 10-31-96 to be repurchased
                      at $474,078 on 11-1-96 (cost $474,026)         474,026

Total Investments (99.6%) (cost $13,846,568)                      15,164,436
Other Assets in Excess of Liabilities (0.4%)                          56,064
Net Assets (100.0%)                                               $15,220,500



October 31, 1996
SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO
  Shares         Description                                            Value
COMMON STOCK  (49.1%)
Basic Materials (0.3%)
  Mining
   700           Minerals Technologies, Inc.                         $27,475

Consumer, Cyclical  (4.3%)
  Broadcasting  (1.7%)
   3,300         Heritage Media Corp. *                               50,325
   2,900         Young Broadcasting Corp. *                           82,650
   2,375         US Satellite Broadcasting Company                    38,297
                                                                     171,272

  Casinos  (0.5%)
   1,425         Circus Circus Enterprises, Inc.  *                   49,163

  Entertainment  (0.7%)

   14,542        London Clubs International PLC  +                    74,667

  Lodging  (0.5%)
   2,700         Extended Stay America, Inc.  *                       54,675

  Publishing   (0.7%)
   330           Wolters Kluwer N.V. +                                42,338
   1,150         World Color Press, Inc. *                            25,732
                                                                      68,070

  Retailers - Drug Based  (0.2%)
   325           Cardinal Health, Inc.                                25,512

Consumer, Non-Cyclical  (6.6%)
  Apparel (0.5%)
   367           Wolford AG +                                         48,305

  Food-Other  (2.1%)
   1,125         Campbell Soup Company                                90,000
   1,300         Kellogg Company                                      82,550
   775           Wm Wrigley Jr. Company                               46,694
                                                                     219,244

  Household Products  (1.3%)
   1,000         Colgate-Palmolive Company                            92,000
   300           Unilever N.V.  #                                     45,863
                                                                     137,863

  Medical Supplies  (0.3%)
   500           Luxxotica Group SpA #                                31,750

  Pharmaceuticals  (2.4%)
   3,099         Glaxo Wellcome PLC +                                 48,619
   124           Sandoz AG +                                         142,874
   875           Smithkline Beecham  PLC  #                           54,797
                                                                     246,290

Financial  (22.2%)
  Banks  (8.1%)
   182           Banco Popular Espanol  S. A. +                       34,747
   2,725         Bank of New York Company, Inc.                       90,266
   1,000         Bank United Corp.                                    26,625
   10,255        Barclays PLC  #                                     160,970
   1,075         Citicorp                                            106,425
   3,400         Home Bancorp Elgin, Inc.                             42,500
   1,150         Sterling Bancorp                                     14,806
   1,325         Wells Fargo & Company                               353,941
                                                                     830,280

  Diversified (1.8%)
   2,625         Associates First Capital Corp.                     $113,859
   900           First Data Corp.                                     71,775
                                                                     185,634

  Insurance (8.3%)
   1,300         AFLAC, Inc.                                          52,163
   1,075         Allstate Corp.                                       60,334
   375           CMAC Investment Corp.                                25,922
   1,530         Delphi Financial Group, Inc. Class A *               43,031
   1,500         Foremost Corp. Of America                            82,688
   750           MGIC Investment Corp.                                51,468
   2,600         PennCorp Financial Group, Inc.                       90,025
   3,500         Protective Life Corp.                               120,750
   5,000         UICI  *                                             127,500
   3,200         UNUM Corp.                                          201,200
                                                                     855,081

  Real Estate (2.5%)
   7,625         Innkeepers USA Trust                                 89,594
   4,000         Insignia Financial Group, Inc. *                     86,500
   2,350         Redwood Trust, Inc.                                  77,550
                                                                     253,644

  Savings & Loans  (1.5%)
   1,825         First Savings Bank Washington Bancorp, Inc.          31,025
   6,575         Klamath First Bancorp, Inc.                          92,461
   1,200         Ocean Financial Corp.  *                             29,250
                                                                     152,736

Industrial  (7.4%)
  Containers & Packaging   (0.4%)
   1,025         Sealed Air Corp.  *                                  39,847

  Electronic Components And Equipment  (3.0%)
   7,375         Dionex Corp.  *                                     282,094
   512           Pittway Corp. Class A                                23,296
                                                                     305,390

  Heavy Machinery (0.8%)
   3,075         AGCO Corp.                                           78,028

  Other Industrial Services  (2.7%)
   3,785         Hays PLC  +                                          31,631
   1,425         John H. Harland Company                              44,353
   4,550         Robert Half International, Inc.  *                  182,569
   7             Societe Generale de Serveillance Holdings SA         15,844
                                                                     274,397
  Pollution Control  (0.5%)
   7,407         Rentokil Initial PLC  +                              49,725

Technology  (6.9%)
  Advanced Medical Devices  (0.4%)
   700           Medtronic, Inc.                                      45,063

  Aerospace/Defense  (3.2%)
   750           The Boeing Company                                   71,531
   4,125         Gulfstream Aerospace Corp. *                         97,453
   425           Lockheed Martin Corp.                                38,091
   1,750         Sunstrand Corp.                                      70,438
   375           United Technologies Corp.                            48,281
                                                                     325,794

  Auto Manufacturers (0.7%)
   1,250         General Motors Corp. Class H                        $66,718

  Communications (0.5%)
   1,050         Lucent Technologies, Inc.                            49,350
   17            MFS Communications Company, Inc. *                      852
                                                                      50,202

  Computers  (0.8%)
   1,100         Computer Sciences Corp.  *                           81,675

  Industrial Technology  (0.2%)
   1,275         Pfeiffer Vacuum Technology  SpA #  *                 20,400

  Office Equipment  (1.1%)
   1,025         Alco Standard Corp.                                  47,534
   1,575         Danka Business Systems PLC  #                        62,410
                                                                     109,944

Utilities (1.4%)
  Gas   (0.9%)
   3,875         Southern Union Company                               96,390

  Telephone  (0.5%)
   1,050         Cincinnati Bell, Inc.                                51,843

Total Common Stock (cost $4,413,235)                               5,027,077

NON-CONVERTIBLE PREFERRED STOCK (2.0%)
Financial  (1.8%)
  Diversified
   8,000         Hartford Capital Corp. Series A                     189,000

Technology (0.2%)
  Software
   146           SAP AG-Vorzug +                                      19,611
Total Non-Convertible Preferred  Stock (cost $219,088)               208,611

CONVERTIBLE PREFERRED STOCK (1.3%)
Industrial (0.7%)
  Diversified
   800           Alco Standard Series B                               69,400

Technology (0.6%)
  Communications
   775           MFS Communications Company, Inc.                     67,231
Total Convertible Preferred  Stock (cost $116,558 )                  136,631

  Principal      Description                                            Value
NON-CONVERTIBLE CORPORATE BONDS (22.5%)
Consumer, Cyclical  (7.1%)
  Broadcasting  (1.0%)
   $100,000      Heritage Media Corp.
                      8.750%  2-15-06                                 94,750

  Casinos  (2.2%)
   240,000       Circus Circus Enterprises, Inc.
                      6.450%  2-1-06                                 227,700

  Entertainment   (1.2%)
   120,000       Walt Disney Company
                      6.375%  3-30-01                                119,850

  Retailers - Broadline  (2.7%)
   $275,000      Sears Roebuck Acceptance Corp.
                      6.500%  6-15-00                               $276,031

Financial  (12.9%)
  Banks  (5.3%)
   150,000       First Nationwide Holdings, Inc.
                      9.125%  1-15-03                                150,000
   200,000       First USA Bank of Wilmington Delaware,
                      Inc. 5.750%  1-15-99                           197,750
   200,000       Bank Of Boston Corp.
                      6.625%  12-1-05                                194,500
                                                                     542,250

  Diversified  (7.6%)
   400,000       Associates Corp. of North America
                      5.600%  1-15-01                                387,000
   400,000       International Lease Finance Corp.
                      5.750%  12-15-99                               393,500
                                                                     780,500

Industrial  (1.5%)
  Diversified
   145,000       Dade International Inc.
                     11.125%  5-1-06                                 154,063

Technology (1.0%)
  Aerospace/Defense
   100,000       Lockheed Martin Corp.
                      6.550%  5-15-99                                100,750
Total Non-Convertible Corporate Bonds (cost $2,316,556)            2,295,894

FOREIGN GOVERNMENT BONDS  (3.1%) @
C  370,000       Canadian Government
                      8.750%  12-1-05 (cost $297,377 )               321,642

LONG-TERM U.S. GOVERNMENT SECURITIES  (13.7%)
                 Treasury Notes
   $300,000           5.000%  1-31-98                                297,753
   300,000            6.125%  5-15-98                                302,019
   180,000            5.500%  11-15-98                               179,069
   200,000            6.375%  5-15-99                                202,340
   225,000            5.750%  10-31-00                               222,710
   200,000            5.625%  2-28-01                                196,738
Total Long-Term U.S. Government Securities (cost $1,393,990)        1,400,629

SHORT-TERM U.S. GOVERNMENT AGENCIES (1.9%)
   200,000       Federal Home Loan Bank
                      5.190%  11-21-96 (cost $199,424)               199,424

COMMERCIAL PAPER  (6.5%)
   370,000       Prudential Funding Corp.
                      5.500%  11-1-96                                370,000
   300,000       Household Finance Company
                      5.250%  11-6-96                                299,781
Total Commercial Paper (cost $669,781)                               669,781

Total Investments ( 100.1%) (cost $9,626,009)                     10,259,689

  Notional       Description                                            Value
  Amount
UNREALIZED GAIN(LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.0%) @

A  450,732       Austrian Schilling 11-4-96           Buy               $453
A  98,046        Austrian Schilling 11-4-96           Buy                 71
B  68,000        British Pound 11-19-96              Sell             (8,061)
B  11,000        British Pound 1-17-97               Sell               (834)
D  2,376         German Deutschemark  11-1-96        Sell                  7
D  80,000        German Deutschemark  1-17-97        Sell              1,218
D  13,000        German Deutschemark  1-17-97         Buy                 30
D  15,000        German Deutschemark  1-17-97         Buy                 19
D  6,000         German Deutschemark  1-17-97         Buy                 (3)
D  12,000        German Deutschemark  1-17-97         Buy                 (6)
G  54,000        Dutch Guilder 11-19-96              Sell                 (9)
S  5,718         Swiss Franc  11-1-96                 Buy                (45)
S  5,733         Swiss Franc  11-4-96                 Buy                (52)
S  95,000        Swiss Franc  1-8-97                 Sell              1,081
Total Unrealized Loss on Forward Foreign Currency Contracts           (6,131)

Liabilities in Excess of Other Assets (-0.1%)                         (6,851)
Net Assets (100.0%)                                               $10,246,707



OCTOBER 31, 1996
SCHEDULE OF INVESTMENTS

FLEXIBLE INCOME PORTFOLIO
  Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS  (75.9%)
Consumer, Cyclical  (9.1%)
  Broadcasting   (1.7%)
  Sinclair Broadcast Group, Inc.
           10.000%  9-30-05                          $325,000       $316,062

  Entertainment  (2.5%)
  United Artists Theatres
           9.300%  7-1-15                             495,882        456,833

  Home Furnishings  (3.5%)
  Selmer Company, Inc.
           11.000%  5-15-05                           600,000        639,000

  Retailers - Apparel (1.4%)
  Loehmann's, Inc.
           11.875%  5-15-03                           250,000        265,625

Consumer, Non-Cyclical  (4.4%)
  Food-Other (2.7%)
  Ralston Purina Company
           7.875%  6-15-25                            475,000        487,469

  Healthcare (1.7%)
  Tenet Healthcare Corp.
           8.625%  12-1-03                            300,000        317,250

Financial (45.4%)
  Banks (17.3%)
  Anchor Bancorp, Inc.
           8.938%  7-9-03                             500,000        519,375
  Center Banks, Inc.
           8.375%  10-1-02                            500,000        532,500
  First National Bank of Boston, Inc.
           7.375%  9-15-06                            500,000        511,250
  First Nationwide Financial Corp.
           10.625%  10-1-03                           250,000        262,500
  First Union Corp.
           7.050%  8-1-05                             400,000        401,500
  Norwest Financial, Inc.
           6.750%  6-1-05                             200,000        199,250
  Standard Federal Bancorp, Inc.
           7.750%  7-17-06                            250,000        260,312
  Swiss Bank Corp.
           7.000%  10-15-15                           500,000        486,250
                                                                   3,172,937

  Diversified (15.9%)
  Aames Financial Corp.
           9.125%  11-1-03                            750,000        757,500
  California Hotel Finance Corp.
           11.000%  12-1-02                           250,000        261,250
  Ford Motor Credit  Company
           7.750%  3-15-05                            700,000        733,250
           6.750%  8-15-08                            250,000        243,750
  Lifestyle Furnishings, Inc.
           10.875%  8-1-06                            400,000        416,000
  Unifrax Investment Corp.
           10.500%  11-1-03                           500,000        508,750
                                                                   2,920,500

  Insurance (10.9%)
  Delphi Financial Group, Inc.
           8.000%  10-1-03                         $1,000,000       $993,750
  Orion Capital Corp.
           7.250%  7-15-05                          1,000,000      1,006,250
                                                                   2,000,000

  Savings & Loan (1.3%)
  First Merchants Acceptance Corp.
           9.500%  12-15-06                           250,000        250,625

Industrial (8.5%)
  Diversified  (5.8%)
  Consolidated Cigar Acquisition Corp.
           10.500%  3-1-03                            390,000        406,575
  USG Corp.
           9.250%  9-15-01 Series B                   400,000        426,500
           8.500%  8-1-05                             225,000        232,031
                                                                   1,065,106

  Steel (2.7%)
  Weirton Steel Corp.
           11.375%  7-1-04                            490,000        491,225

Technology (5.6%)
  Computers (2.8%)
  International Business Machines Corp.
           7.500%  6-15-13                            500,000        518,750

  Diversified (2.8%)
  Neodata Services, Inc.
          12.000%  5-1-03                             500,000        513,750

Utilities  (2.9%)
  Electric
  El Paso Electric Company
           9.400%  5-1-11                             500,000        525,000
Total Non-Convertible Corporate Bonds
  (cost $13,657,491)                                              13,940,132

CONVERTIBLE CORPORATE BONDS  (2.0%)
Industrial
  Diversified
  Pegasus Media & Communications, Inc.
           12.500%  7-1-05  (cost $350,000)           350,000        376,250

LONG-TERM U.S. GOVERNMENT SECURITIES (11.4%)
  Treasury Notes
           7.000%  7-15-06 (cost $2,031,566)        2,000,000      2,088,660

COMMERCIAL PAPER (9.8%)
  Household Finance Company
           5.550%  11-1-96                            900,000        900,000
  Prudential Funding Corp.
           5.500%  11-1-96                            900,000        900,000
Total Commercial Paper (cost $1,800,000)                           1,800,000

SHORT-TERM SECURITIES (0.5%)
  State Street Bank & Trust ***
           4.000% Repurhase Agreement
           dated 10-31-96 to be repurchased
           at $88,344 on 11-1-96 (cost $88,334)        88,334         88,334

Total Investments (99.6%) (cost $17,927,391)                      18,293,376
Other Assets in Excess of Liabilities (0.4%)                          75,415
Net Assets (100.0%)                                               $18,368,791



October 31, 1996
SCHEDULE OF INVESTMENTS

INCOME PLUS PORTFOLIO
  Description                                        Principal          Value
NON-CONVERTIBLE CORPORATE BONDS (85.7%)
Basic Materials (3.9%)
  Precious Metals
  Inco, Ltd.
       9.600%  6-15-22                             $2,500,000     $2,733,375

Consumer Cyclical (25.1%)
  Airlines (2.0%)
  Piedmont Aviation, Inc.
       10.100%  5-13-07                             1,048,000        989,050
  USAir, Inc.
       10.800%  1-1-05                                400,000        395,500
                                                                   1,384,550
  Auto Parts & Equipment (3.5%)
  Mark IV Industries, Inc.
       8.750%  4-1-03                               2,430,000      2,472,525

  Casinos (2.9%)
  Circus Circus Enterprises, Inc.
       6.450%  2-1-06                               1,000,000        955,700
  Majestic Star LLC
       12.750%  5-15-03                             1,000,000      1,080,000
                                                                   2,035,700

  Conglomerates  (2.8%)
  ITT Corp.
      6.750%  11-15-05                              2,000,000      1,933,220

  Home Furnishings (3.0%)
  Black & Decker Corp.
     7.500%  4-1-03                                 2,000,000      2,068,760

  Publishing (5.2%)
  Golden Books Publishing, Inc.
     7.650%  9-15-02                                2,250,000      1,991,250
  News America Holdings, Inc.
     8.625%  2-1-03                                 1,500,000      1,627,215
                                                                   3,618,465

  Real Estate (1.4%)
  M.D.C. Holdings, Inc.
     11.125%  12-15-03                              1,000,000      1,005,000

  Retailers - Broadline (4.3%)
  Dayton Hudson Corp.
       8.500%  12-1-22                              2,000,000      2,098,660
  Kmart Corp.
       8.125%  12-1-06                              1,000,000        902,500
                                                                   3,001,160

Consumer Non-Cyclical (17.3%)
  Consumer Services (7.0%)
  ERAC USA Finance Company
       6.350%  1-15-01                              2,000,000      1,976,240
  Hertz Corp.
       6.000%  1-15-03                              2,000,000      1,927,680
  Metromedia International Group, Inc.
       9.875%  3-15-97                                974,000        974,000
                                                                   4,877,920

  Food - Other (2.8%)
  BFI Acquisition Corp.
       12.000%  12-1-01  ##                        $1,000,000       $650,000
  Fleming Companies, Inc.
       7.875%  12-15-01                             1,500,000      1,320,000
                                                                   1,970,000

  Food Retailers (7.5%)
  American Stores Company
       9.125%  4-1-02                               1,000,000      1,104,910
  Great Atlantic & Pacific Tea, Inc.
       7.700%  1-15-04                              2,000,000      2,022,440
  Ralph's Grocery Company
       10.450%  6-15-04                             1,000,000      1,010,000
  Super Rite Foods, Inc.
       10.625%  4-1-02                              1,000,000      1,071,250
                                                                   5,208,600

Energy (11.2%)
  Oil Drilling (4.2%)
  Louisiana Land Exploration Company
       7.625%  4-15-13                              2,000,000      2,035,780
  Maxus Energy Corp.
       11.250%  5-1-13                                905,000        929,888
                                                                   2,965,668

  Oilfield Equipment/Services (1.6%)
  McDermott, Inc.
       9.375%  3-15-02                              1,000,000      1,089,670

  Pipelines (5.4%)
  Enron Corp.
       6.750%  7-1-05                               2,500,000      2,462,775
  Williams Companies, Inc.
       10.250%  7-15-20                             1,000,000      1,281,730
                                                                   3,744,505

Financial (10.7%)
  Banks (1.6%)
  Citicorp
       9.500%  2-1-02                               1,000,000      1,126,980

  Diversified (6.0%)
  BAT Capital Corp.
       6.500%  11-24-03                             2,000,000      1,951,940
  Continental Bank N.A.
       11.250%  7-1-01                              1,100,000      1,186,933
  GNS Financial Corp.
       9.250%  3-15-03                              1,000,000      1,065,790
                                                                   4,204,663

  Insurance (0.2%)
  Reliance Financial Services Corp.
       9.480%  11-1-00                                150,000        150,000

  Securities Brokers  (2.9%)
  Lehman Brothers, Inc.
        7.625%  6-1-06                              2,000,000      2,038,520

Industrial (11.8%)
  Air Freight (1.6%)
  Federal Express Corp.
       9.625%  10-15-19                            $1,000,000     $1,103,410

  Computers  (1.4%)
  Unisys Corp.
       8.875%  7-15-97                              1,000,000      1,000,000

  Containers & Packaging  (1.5%)
  Stone Container Corp.
      11.875%  8-1-16                               1,000,000      1,050,000

  Factory Equipment (1.6%)
  Penn Central Corp.
       10.625%  4-15-00                             1,000,000      1,110,420

  Other Industrial Services (1.5%)
  Figgie International, Inc.
       9.875%  10-1-99                              1,000,000      1,030,000

  Transportation Equipment (2.8%)
  AAR Corp.
       7.250%  10-15-03                             2,000,000      1,964,560

  Trucking (1.4%)
  Penske Truck Leasing Company
       6.550%  9-19-00                              1,000,000      1,012,570

Utilities (5.7%)
  Electric
  El Paso Electric Company
       8.250%  2-1-03                               1,000,000      1,015,110
       8.900%  2-1-06                                 500,000        517,025
  First PV Funding Corp.
       10.300%  1-15-14                               920,000        978,650
  Texas Utilities Electric Company
       6.750%  4-1-03                               1,500,000      1,497,060
                                                                   4,007,845
Total Non-Convertible Corporate Bonds
  (cost $57,948,035)                                              59,908,086

  Description                                           Shares          Value
CONVERTIBLE PREFERRED STOCK (3.2%)
Industrial
  Communications
  Time Warner, Inc. 144A
       (cost $1,999,448 )                               2,096     $2,226,091

  Description                                        Principal          Value
COMMERCIAL PAPER (8.9%)
  Allied Signal Corp.
      5.360% 11-5-96                               $3,300,000      3,298,035
  Triple A One Plus Funding
      5.400% 11-7-96                                2,904,000      2,901,386
Total Commercial Paper (cost $6,199,421)                           6,199,421


SHORT-TERM SECURITIES (0.2%)
     State Street Bank & Trust ***
        4.000% Repurchase Agreement
        dated 10-31-96 to be repurchased
        at $123,138 on 11-1-96 (cost $123,125)        123,125        123,125

Total Investments (98.0 %) (cost $66,270,029)                     68,456,723
Other Assets in Excess of Liabilities ( 2.0%)                      1,413,205
Net Assets (100.0%)                                               $69,869,928



October 31, 1996
SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO
  Description  **                                    Principal          Value
MUNICIPAL BONDS (99.7%)
  Alaska (3.8%)
  Alaska State Housing Finance Corp.,
       Mortgage Program, Revenue Bonds,
       5.900%, 12-1-33, A+/Aa1                     $1,000,000       $982,220

  California (0.3%)
  Los Angeles, Convention and Exhibition
       Center, Certificates of Participation,
       9.000%, 12-1-20, AAA/Aaa                        50,000         65,441

  Florida (4.3%)
  Broward County, Resource Recovery,
       Revenue Bonds,  7.950%, 12-1-08, A-/A        1,000,000      1,101,750

  Hawaii (1.9%)
  Secondary Market Services Corp., Student
       Loan, Revenue AMT Bonds, Series II,
       3.600%, 9-1-10, AA/Aa2                         500,000        500,000

  Illinois (11.8%)
  Calumet City, General Obligation Bonds,
       Series B, 5.350%, 1-1-17, NR/Aaa             1,000,000        961,760
  Illinois State Dedicated Civic Center Tax,
       Revenue Bonds, Series A,
       6.000%, 12-15-15, AAA/Aaa                    1,000,000      1,005,710
  West Chicago, IDR-Leggett and Platt, Inc.
       Project, Revenue Bonds, Series 1994,
       6.900%, 9-1-24, A/NR                         1,000,000      1,042,850
                                                                   3,010,320

  Indiana (4.0%)
  Indiana Transportation Finance Authority,
       Airport Facility Lease Revenue Series,
       1992A, 6.250%, 11-1-16, NR/A                 1,000,000      1,022,070

  Iowa (14.6%)
  Chillicothe, Pollution Control,
       Revenue Bonds, Series A,
       5.000%, 5-1-23, A+/A2                          700,000        700,000
  Iowa Finance Authority, Drake University
       Project, Revenue Bonds,
       5.400%, 12-1-16, AAA/Aaa                     1,000,000        971,320
  Iowa Higher Education Loan Authority,
       St. Ambrose University Project, Revenue
       Bonds, 5.750%, 2-1-11, BBB/NR                1,000,000        967,810
  Iowa State Certificate of Participation,
       Revenue Bonds, Series 1992A,
       6.500%, 7-1-06, AAA/Aaa                      1,000,000      1,100,250
                                                                   3,739,380

  Kentucky (4.0%)
  Jefferson County, Pollution Control,
       Revenue Bonds, Series A,
       5.900%, 4-15-23, AA/Aa2                      1,000,000      1,010,300

  Maine (4.0%)
  Maine State Housing Authority, Mortgage
       Revenue AMT Bonds, Series A-1
       6.500%, 11-15-27, AAA/Aaa                    1,000,000      1,020,300

  Massachusetts (4.0%)
  Massachusetts State Housing Finance
       Agency, Series 1993A
       6.300%, 10-1-13, A+/A1                       1,000,000      1,021,520

  Michigan (15.5%)
  Detroit School District, General Obligation
       Bonds, 6.250%, 5-1-12, AA/Aa                $1,000,000     $1,041,080
  Michigan State Building Authority, Revenue
       Refunding Special Sinking Fund, Series
       1992A, 6.800%, 10-1-21, AA-/A1                 855,000        926,914
  Municipal Bond Authority, Pooled Project,
       Series B, 5.625%, 10-1-19, AA/Aa             1,000,000        975,440
  Royal Oak Hospital Finance Authority,
       Revenue Bonds, Series F,
       6.250%, 1-1-19, NR/Aa                        1,000,000      1,032,490
                                                                   3,975,924

  Minnesota (3.7%)
  Farmington, Independent School
       District #192, General Obligation Bond,
       5.125%, 2-1-15, AAA/Aaa                      1,000,000        950,430

  Nebraska (4.0%)
  Nebraska Higher Education Loan Program,
       Revenue AMT Bonds, Series 1992A-6,
       6.950%, 6-1-08, NR/A                         1,000,000      1,031,220

  Nevada (4.0%)
  Municipal Bond Authority, Project No. 52,
       Series A, 6.000%, 5-15-24, AA/Aa             1,000,000      1,014,790

  New York (4.0%)
  New York State Local Government
       Assistance Corporation, Series 1995A,
       6.000%, 4-1-16, A/A                          1,000,000      1,016,200

  Pennsylvania (0.0%)
  Pennsylvania Housing Finance Agency,
       Multi-Family Mortgage Revenue
       Bonds, Series 1985A,
       9.375%, 8-1-28, AAA/Aa                           5,000          5,114

  South Dakota (3.9%)
  Sioux Falls South Dakota School District,
       Number 49-5 Refunding Capital Outlay
       Certificates, Series 1992B,
       5.750%, 7-1-12, AAA/Aaa                      1,000,000      1,008,560

  Texas (3.9%)
  Carroll Independent School District,
       General Obligation Bonds,
       5.625%, 2-15-19, AAA/Aaa                     1,000,000        989,260

  Virginia (4.1%)
  Virginia State Housing Development
       Authority, Multi Family Housing, Series
       1995 II, 6.300%, 11-1-15, AAA/Aaa            1,000,000      1,038,910

  Wyoming (3.9%)
  Wyoming State Farm Loan Board, Capital
       Facilities Revenue Bonds,
       5.750%, 10-1-20, AA-/NR                      1,000,000        998,650

  Total Investments (99.7%) (cost $25,184,865)                    25,502,359
  Other Assets in Excess of Liabilities (0.3%)                        73,357
  Net Assets (100.0%)                                            $25,575,715



SCHEDULE OF INVESTMENTS
NOTES TO SCHEDULE OF INVESTMENTS
+    Foreign securities.

@    Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency: A-Austrian Schilling; B-British Pound; C-Canadian Dollar; D-German Deutschemark;
F-French Franc; G-Dutch Guilder; H-Phillipines Peso; I-Italian Lira;
      J-Japanese Yen; K-Swedish Krona; M-Finnish Markka; R-South African Rand; S-Swiss Franc; T-Australian Dollar.

#     American Depository Receipts or Global Depository Receipts.

## BFI Acquisition Corp. is currently in default on payment of its past two six month interest payments which were due 12-1-95 and 6-1-96.
*     Presently non-income producing.

**    Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR:  not rated by this service.

^     Not affiliated with IDEX Management, Inc.

See Note 2 to financial statements for security valuation and other significant accounting policies.

See Note 5 to financial statements for futures, forward currency contracts and other derivative transactions.

See Note 6 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

       GLOBAL COUNTRY ALLOCATION
f      ( % OF NET ASSETS)
       Argentina           0.7     %
       Australia          1.0
       Austria            1.1
       Belgium            1.1
       Brazil             1.4
       Canada             0.7
       Chile              0.3
       Denmark            0.2
       Finland            2.2
       France             3.5
       Germany            7.2
       Hong Kong          0.6
       India              2.0
       Israel             0.8
       Italy              2.8
       Japan              7.6
       Luxembourg         1.6
       Mexico             2.2
       Netherlands        7.3
       Norway             0.2
       Peru               0.7
       Philippines        0.6
       Portugal           0.3
       Russia             0.3
       South Africa       0.2
       South Korea        0.7
       Spain              0.1
       Sweden             8.7
       Switzerland        5.9
       Taiwan             1.5
       Thailand           0.2
       United States      7.1
       United Kingdom    14.3
       Cash & Other      14.9
                        100.0      %


*** Aggressive Growth
Collateralized by $165,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $169,678 for this collateral at October 31, 1996.

*** Capital Appreciation
Collateralized by $55,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $56,559 for this collateral at October 31, 1996.

*** Global
Collateralized by $53,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $54,503 for this collateral at October 31, 1996.

*** Growth
Collateralized by $110,000 principal of U.S. Treasury Notes 5.125% due 2/28/98; market value and accrued interest aggregated $110,194 for this collateral at October 31, 1996.

*** C.A.S.E.
Collateralized by $130,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $133,685 for this collateral at October 31, 1996.

*** Tactical Asset Allocation
Collateralized by $32,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $32,907 for this collateral at October 31, 1996.

*** Equity-Income
Collateralized by $475,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $488,466 for this collateral at October 31, 1996.

*** Flexible Income
Collateralized by $88,000 principal of U.S. Treasury Notes 7.500% due 12/31/96; market value and accrued interest aggregated $90,495 for this collateral at October 31, 1996.

*** Income Plus
Collateralized by $125,000 principal of U.S. Treasury Notes 6.750% due 4/30/00; market value and accrued interest aggregated $127,891 for this collateral at October 31, 1996.

October 31, 1996


October 31, 1996
STATEMENTS OF ASSETS AND LIABILITIES
   All numbers (except per share amounts) in thousands
                                           Aggressive      Capital
Assets:                                        Growth    Appreciation   Global
   Investment securities, at market value    $25,951      $23,331      $147,650
   Cash                                          -            209         -
   Receivables:
      Investment securities sold                 349          -         1,909
      Shares of beneficial interest sold          70          545       1,838
      Interest                                   -            -           -
      Dividends                                    6           15         158
      Due from investment adviser                 12          -           -
   Forward foreign currency contracts            -            -           570
   Other                                         -              2          93
          Total assets                        26,388       24,102      152,218
Liabilities:
   Accounts payable:
      Investment securities purchased            202          262         661
      Shares of beneficial interest redeemed      32           10         110
      Due to custodian                            42          -           377
   Accrued liabilities:
      Management and advisory fees               -              8         129
      Distribution fees                           10            9          52
      Transfer agent fees and expenses            15           10          48
   Forward foreign currency contracts            -             55         283
   Other                                          28           23         131
          Total liabilities                      329          377       1,791
Net Assets                                   $26,059      $23,725      $150,427
   Investment securities, at cost            $22,451      $20,318      $125,393

Net asset value per share (net assets divided
 by shares outstanding):
          Class A shares                      $15.70       $15.49      $21.39
          Class B shares                      $15.58       $15.42      $21.13
          Class C shares                      $15.60       $15.43      $21.03
          Class T shares (1)                    $-           $-          $-
Offering price per share (2):
          Class A shares                      $16.61       $16.39      $22.63
          Class T shares (1)                    $-           $-          $-

                                                                      Tactical
Asset
Assets:                                        Growth     C.A.S.E.    Allocation
   Investment securities, at market value  $1,154,714      $3,625      $18,198
   Cash                                          299          -           -
   Receivables:
      Investment securities sold               2,698          -            84
      Shares of beneficial interest sold       5,345            1          71
      Interest                                   810            1          41
      Dividends                                  429            2           9
      Due from investment adviser                -             32           4
   Forward foreign currency contracts            420          -           -
   Other                                          37           19         -
          Total assets                     1,164,752        3,680      18,407
Liabilities:
   Accounts payable:
      Investment securities purchased          7,876          128         110
      Shares of beneficial interest redeemed     851          -            53
      Due to custodian                           -             21          47
   Accrued liabilities:
      Management and advisory fees               172          -           -
      Distribution fees                          183            2          10
      Transfer agent fees and expenses           273            2           6
   Forward foreign currency contracts              3          -           -
   Other                                         220            6          14
          Total liabilities                    9,578          159         240
Net Assets                                $1,155,174       $3,521      $18,167
   Investment securities, at cost           $828,975       $3,502      $17,493

Net asset value per share (net assets
 divided by shares outstanding):
          Class A shares                      $21.97       $10.56      $11.19
          Class B shares                      $21.60       $10.51      $11.18
          Class C shares                      $21.65       $10.52      $11.18
          Class T shares (1)                  $22.17         $-          $-
Offering price per share (2):
          Class A shares                      $23.25       $11.17      $11.84
          Class T shares (1)                  $24.23         $-          $-

                                              Equity-                 Flexible
Assets:                                        Income     Balanced      Income
   Investment securities, at market value    $15,164      $10,260      $18,293
   Cash                                          -              6          11
   Receivables:
      Investment securities sold                 127           86         -
      Shares of beneficial interest sold          92           40          11
      Interest                                    57           87         352
      Dividends                                   16            5         -
      Due from investment adviser                -              9          10
   Forward foreign currency contracts            -              3         -
   Other                                         -              3         -
          Total assets                        15,456       10,499      18,677
Liabilities:
   Accounts payable:
      Investment securities purchased            160          186         250
      Shares of beneficial interest redeemed      21          -             9
      Due to custodian                            25           24         -
   Accrued liabilities:
      Management and advisory fees                 3          -           -
      Distribution fees                            6            4           6
      Transfer agent fees and expenses             6            4           8
   Forward foreign currency contracts            -              9         -
   Other                                          15           25          35
          Total liabilities                      236          252         308
Net Assets                                   $15,220      $10,247      $18,369
   Investment securities, at cost            $13,847       $9,626      $17,927

Net asset value per share (net assets
 divided by shares outstanding):
          Class A shares                      $13.43       $13.58       $9.33
          Class B shares                      $13.42       $13.56       $9.32
          Class C shares                      $13.42       $13.57       $9.32
          Class T shares (1)                    $-           $-          $-
Offering price per share (2):
          Class A shares                      $14.21       $14.36       $9.80
          Class T shares (1)                    $-           $-          $-

                                               Income         Tax-
Assets:                                          Plus       Exempt
   Investment securities, at market value    $68,457      $25,502
   Cash                                          -            -
   Receivables:
      Investment securities sold                 -            -
      Shares of beneficial interest sold         297            8
      Interest                                 1,325          478
      Dividends                                  -            -
      Due from investment adviser                -             24
   Forward foreign currency contracts            -            -
   Other                                         -            -
          Total assets                        70,079       26,012
Liabilities:
   Accounts payable:
      Investment securities purchased            -            -
      Shares of beneficial interest redeemed      68          344
      Due to custodian                            44           45
   Accrued liabilities:
      Management and advisory fees                 2          -
      Distribution fees                           22            8
      Transfer agent fees and expenses             8            4
   Forward foreign currency contracts            -            -
   Other                                          65           35
          Total liabilities                      209          436
Net Assets                                   $69,870      $25,576
   Investment securities, at cost            $66,270      $25,185

Net asset value per share (net assets
 divided by shares outstanding):
          Class A shares                      $10.61       $11.40
          Class B shares                      $10.61       $11.40
          Class C shares                      $10.61       $11.40
          Class T shares (1)                    $-           $-
Offering price per share (2):
          Class A shares                      $11.14       $11.97
          Class T shares (1)                    $-           $-


(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B is computed as net asset value less any applicable contingent deferred sales charges per share.



For the one month ended October 31, 1996

STATEMENTS OF OPERATIONS
All numbers in thousands                 Aggressive        Capital
Investment Income:                            Growth     Appreciation   Global
   Interest                                       $6           $5         $50
   Dividends                                      12            5          75
  Withholding taxes on foreign dividends         -             (1)         (8)
                                                  18            9         117
Expenses:
   Management and advisory  fees                  23           20         127
   Distribution and service fees:
       Class A                                     6            5          40
       Class B                                     2            2           5
       Class C                                     2            2           6
   Transfer agent fees and expenses               15           10          49
   Custody fees and expenses                       2            4          20
   Registration fees                               5            4           5
   Trustees fees and expenses                    -            -             2
   Prospectus expenses                             1            1           4
   Other                                           5            5          14
   Less amounts waived/reimbursed by the
      investment adviser                         (17)         (13)      -
                                                  44           40         272
      Custodian earnings and brokerage credits   -            -            (2)
         Net expenses                             44           40         270
            Net investment income (loss)         (26)         (31)       (153)
Realized and unrealized gain (loss) on
   investments and foreign currency:
   Net realized gain (loss) on investments       248          (13)      2,426
   Net realized gain (loss) from foreign
     currency transactions                       -            (14)        (13)
      Net realized gain (loss)                   248          (27)      2,413
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                               (301)        (317)     (2,305)
      Translation of assets and liabilities
        denominated
         in foreign currency                     -            (41)         (8)
   Net unrealized appreciation (depreciation)
      during the period                         (301)        (358)     (2,313)
      Net gain (loss) on investments and foreign
         currency                                (53)        (385)        100
      Net increase (decrease) in net assets
         resulting from operations              $(79)       $(416)       $(53)

                                                                      Tactical
Asset
Investment Income:                            Growth      C.A.S.E.    Allocation
   Interest                                     $917           $3         $36
   Dividends                                     631            2          10
  Withholding taxes on foreign dividends          (9)         -           -
                                               1,539            5          46
Expenses:
   Management and advisory  fees                 953            3          15
   Distribution and service fees:
       Class A                                   170            1           2
       Class B                                     4            1           4
       Class C                                     9            1           4
   Transfer agent fees and expenses              273            2           6
   Custody fees and expenses                      16            1           2
   Registration fees                               6            7           6
   Trustees fees and expenses                      4          -           -
   Prospectus expenses                            17            1           1
   Other                                          53            3           4
   Less amounts waived/reimbursed by the
     investment adviser                          -            (14)        (12)
                                               1,505            6          32
      Custodian earnings and brokerage credits   -            -           -
         Net expenses                          1,505            6          32
            Net investment income (loss)          34           (1)         14
Realized and unrealized gain (loss) on
   investments and foreign currency:
   Net realized gain (loss) on investments    18,214           12          14
   Net realized gain (loss) from foreign
     currency transactions                      (204)         -           -
      Net realized gain (loss)                18,010           12          14
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                            (30,545)          21         218
      Translation of assets and liabilities
        denominated in foreign currency          (27)         -           -
   Net unrealized appreciation (depreciation)
      during the period                      (30,572)          21         218
      Net gain (loss) on investments and
        foreign currency                     (12,562)          33         232
      Net increase (decrease) in net assets
        resulting from operations           $(12,528)         $32        $246

                                              Equity-                 Flexible
Investment Income:                             Income     Balanced      Income
   Interest                                      $22          $25        $125
   Dividends                                      20            6         -
  Withholding taxes on foreign dividends         -            -           -
                                                  42           31         125
Expenses:
   Management and advisory  fees                  13            8          14
   Distribution and service fees:
       Class A                                     3            2           4
       Class B                                     1            1           1
       Class C                                     1            1           1
   Transfer agent fees and expenses                6            4           9
   Custody fees and expenses                       1            4           4
   Registration fees                               5            5           5
   Trustees fees and expenses                    -            -           -
   Prospectus expenses                             1            1           1
   Other                                           5            3           9
   Less amounts waived/reimbursed by the
     investment adviser                          (11)         (13)        (18)
                                                  25           16          30
      Custodian earnings and brokerage credits   -            -           -
         Net expenses                             25           16          30
            Net investment income (loss)          17           15          95
Realized and unrealized gain (loss) on
   investments and foreign currency:
   Net realized gain (loss) on investments        36           77          48
   Net realized gain (loss) from foreign
     currency transactions                       -             (3)        -
      Net realized gain (loss)                    36           74          48
   Net unrealized appreciation (depreciation)
      during the period on:
      Investments                                120           (8)        241
      Translation of assets and liabilities
        denominated in foreign currency          -             (4)        -
   Net unrealized appreciation (depreciation)
     during the period                           120          (12)        241
      Net gain (loss) on investments and foreign
        currency                                 156           62         289
      Net increase (decrease) in net assets
        resulting from operations               $173          $77        $384

                                               Income         Tax-
Investment Income:                               Plus       Exempt
   Interest                                     $407         $122
   Dividends                                     -            -
  Withholding taxes on foreign dividends         -            -
                                                 407          122
Expenses:
   Management and advisory  fees                  35           13
   Distribution and service fees:
       Class A                                    19            6
       Class B                                     1            1
       Class C                                     2            1
   Transfer agent fees and expenses               10            4
   Custody fees and expenses                       2            2
   Registration fees                               1            5
   Trustees fees and expenses                    -            -
   Prospectus expenses                             1            1
   Other                                           9            8
   Less amounts waived/reimbursed by the
     investment adviser                          -            (19)
                                                  80           22
      Custodian earnings and brokerage credits   -            -
         Net expenses                             80           22
            Net investment income (loss)         327          100
Realized and unrealized gain (loss) on
   investments and foreign currency:
   Net realized gain (loss) on investments       227           (1)
   Net realized gain (loss) from foreign
     currency transactions                       -            -
      Net realized gain (loss)                   227           (1)
   Net unrealized appreciation (depreciation)
     during the period on:
      Investments                              1,216           97
      Translation of assets and liabilities
        denominated in foreign currency          -            -
   Net unrealized appreciation (depreciation)
     during the period                         1,216           97
      Net gain (loss) on investments and
        foreign currency                       1,443           96
      Net increase (decrease) in net assets
        resulting from operations             $1,770         $196




STATEMENTS OF CHANGES IN NET ASSETS
All numbers in thousands

Aggressive Growth
                                                         1996 (1)      1996 (2)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $(26)        $(279)
      Net realized gain (loss) on investments and
         foreign currency transactions                       248        (1,319)
      Net unrealized appreciation (depreciation)
        during period                                       (301)          743
      Net increase (decrease) in net assets resulting
        from operations                                      (79)         (855)

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                   -          (1,314)
                                                             -          (1,314)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           717        16,192
      Shares issued on reinvestment of distributions         -           1,094
      Cost of shares repurchased                            (790)       (9,999)
         Net increase (decrease) from Class A share
           transactions                                      (73)        7,287

  Class B (3)
      Proceeds from sale of shares                           200         2,006
      Shares issued on reinvestment of distributions         -              15
      Cost of shares repurchased                              (1)         (256)
         Net increase from Class B share transactions        199         1,765

  Class C
      Proceeds from sale of shares                            40         3,772
      Shares issued on reinvestment of distributions         -             179
      Cost of shares repurchased                            (156)       (3,189)
        Net increase (decrease) from Class C share
          transactions                                      (116)          762

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
               transactions                                   10         9,814
                Net increase (decrease) in net assets        (69)        7,645

Net Assets:
      Beginning of period                                 26,128        18,483
      End of period                                      $26,059       $26,128


Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                       $24,014       $24,031
      Undistributed net investment income (loss)              (1)           (1)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     (1,455)       (1,703)
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
         foreign currencies                                3,501         3,801
          Total net assets                               $26,059       $26,128


Shares of beneficial interest:
      Class A
         Shares sold                                          45         1,031
         Shares issued on reinvestment of distributions      -              73
         Shares redeemed                                     (50)         (649)
           Net increase (decrease) in  shares outstanding     (5)          455
                   Shares outstanding at beginning of
                     period                                1,402           947
                   Shares outstanding at end of period     1,397         1,402

      Class B (3)
         Shares sold                                          13           131
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                     -             (17)
           Net increase in shares outstanding                 13           115
                   Shares outstanding at beginning of
                     period                                  115           -
                   Shares outstanding at end of period       128           115

      Class C
         Shares sold                                           3           240
         Shares issued on reinvestment of distributions      -              12
         Shares redeemed                                     (10)         (206)
           Net increase (decrease) in shares outstanding      (7)           46
                   Shares outstanding at beginning of
                     period                                  144            98
                   Shares outstanding at end of period       137           144

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period


Capital Appreciation
                                                         1996 (1)      1996 (2)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $(31)         $(67)
      Net realized gain (loss) on investments and
         foreign currency transactions                       (27)          431
      Net unrealized appreciation (depreciation) during
         period                                             (358)        2,216
      Net increase (decrease) in net assets resulting
         from operations                                    (416)        2,580

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             (36)
        Class B (3)                                          -              (1)
        Class C                                              -              (2)
        Class T                                              -             -
                                                             -             (39)
      From net realized gains on investments
         and foreign currency transactions                   -            (591)
                                                             -            (630)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         3,643        14,899
      Shares issued on reinvestment of distributions         -             453
      Cost of shares repurchased                          (2,667)       (4,436)
         Net increase (decrease) from Class A share
           transactions                                      976        10,916

  Class B (3)
      Proceeds from sale of shares                           221         2,049
      Shares issued on reinvestment of distributions         -               8
      Cost of shares repurchased                             (72)         (139)
         Net increase from Class B share transactions        149         1,918

  Class C
      Proceeds from sale of shares                           113         3,969
      Shares issued on reinvestment of distributions         -             148
      Cost of shares repurchased                            (201)       (4,603)
        Net increase (decrease) from Class C share
          transactions                                       (88)         (486)

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
               transactions                                1,037        12,348
                Net increase (decrease) in net assets        621        14,298

Net Assets:
      Beginning of period                                 23,104         8,806
      End of period                                      $23,725       $23,104

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                       $20,480       $19,474
      Undistributed net investment income (loss)              (1)           (1)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        285           312
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
         foreign currencies                                2,961         3,319
          Total net assets                               $23,725       $23,104


Shares of beneficial interest:
      Class A
         Shares sold                                         231           990
         Shares issued on reinvestment of distributions      -              34
         Shares redeemed                                    (170)         (297)
           Net increase (decrease) in  shares outstanding     61           727
                   Shares outstanding at beginning of
                     period                                1,188           461
                   Shares outstanding at end of period     1,249         1,188

      Class B (3)
         Shares sold                                          14           137
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                      (5)           (9)
           Net increase in shares outstanding                  9           129
                   Shares outstanding at beginning of
                     period                                  129           -
                   Shares outstanding at end of period       138           129

      Class C
         Shares sold                                           7           264
         Shares issued on reinvestment of distributions      -              11
         Shares redeemed                                     (13)         (314)
           Net increase (decrease) in shares outstanding      (6)          (39)
                   Shares outstanding at beginning of
                     period                                  151           190
                   Shares outstanding at end of period       145           151

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period




Global
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                         $(153)        $(797)
      Net realized gain (loss) on investments and
        foreign currency transactions                      2,413        15,721
      Net unrealized appreciation (depreciation)
        during period                                     (2,313)        9,941
      Net increase (decrease) in net assets resulting
        from operations                                      (53)       24,865

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                   -          (3,252)
                                                             -          (3,252)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                         7,350        38,996
      Shares issued on reinvestment of distributions         -           3,076
      Cost of shares repurchased                          (2,831)      (20,437)
         Net increase (decrease) from Class A share
           transactions                                    4,519        21,635

  Class B (3)
      Proceeds from sale of shares                         1,064         5,103
      Shares issued on reinvestment of distributions         -               6
      Cost of shares repurchased                             (86)         (418)
         Net increase from Class B share transactions        978         4,691

  Class C
      Proceeds from sale of shares                           736         6,138
      Shares issued on reinvestment of distributions         -             132
      Cost of shares repurchased                            (181)       (2,745)
        Net increase (decrease) from Class C share
          transactions                                       555         3,525

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition
        of IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
                transactions                               6,052        29,851
                Net increase (decrease) in net assets      5,999        51,464

Net Assets:
      Beginning of period                                144,428        92,964
      End of period                                     $150,427      $144,428

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                      $112,843      $106,791
      Undistributed net investment income (loss)             (13)          (13)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     15,055        12,795
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                22,542        24,855
          Total net assets                              $150,427      $144,428


Shares of beneficial interest:
      Class A
         Shares sold                                         341         1,964
         Shares issued on reinvestment of distributions      -             177
         Shares redeemed                                    (130)       (1,045)
           Net increase (decrease) in  shares outstanding    211         1,096
                   Shares outstanding at beginning of
                     period                                6,138         5,042
                   Shares outstanding at end of period     6,349         6,138

      Class B (3)
         Shares sold                                          49           257
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (4)          (20)
           Net increase in shares outstanding                 45           237
                   Shares outstanding at beginning of
                     period                                  237           -
                   Shares outstanding at end of period       282           237

      Class C
         Shares sold                                          35           312
         Shares issued on reinvestment of distributions      -               8
         Shares redeemed                                      (9)         (140)
           Net increase (decrease) in shares outstanding      26           180
                   Shares outstanding at beginning of
                      period                                 384           204
                   Shares outstanding at end of period       410           384

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of period
                   Shares outstanding at end of period




Growth
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $34       $(1,197)
      Net realized gain (loss) on investments and
         foreign currency transactions                    18,010        71,706
      Net unrealized appreciation (depreciation) during
         period                                          (30,572)      223,454
      Net increase (decrease) in net assets resulting
         from operations                                 (12,528)      293,963

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                   -        (116,218)
                                                             -        (116,218)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                        15,361        72,429
      Shares issued on reinvestment of distributions         -         109,915
      Cost of shares repurchased                         (11,670)      (93,011)
         Net increase (decrease) from Class A share
           transactions                                    3,691        89,333

  Class B (3)
      Proceeds from sale of shares                           790         4,292
      Shares issued on reinvestment of distributions         -             407
      Cost of shares repurchased                             (18)          (99)
         Net increase from Class B share transactions        772         4,600

  Class C
      Proceeds from sale of shares                           462        10,618
      Shares issued on reinvestment of distributions         -           1,761
      Cost of shares repurchased                            (481)       (6,194)
        Net increase (decrease) from Class C share
          transactions                                       (19)        6,185

  Class T
      Proceeds from sale of shares                         3,066           646
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3                           -         401,271
      Shares issued on reinvestment of distributions         -             -
      Cost of shares repurchased                          (8,580)       (2,536)
         Net increase (decrease) from Class T share
           transactions                                   (5,514)      399,381
             Total net increase (decrease) from share
               transactions                               (1,070)      499,499
                Net increase (decrease) in net assets    (13,598)      677,244

Net Assets:
      Beginning of period                               1,168,772      491,528
      End of period                                    $1,155,174    $1,168,772


Net Assets consist of:
      Shares of beneficial interest, unlimited shares
        authorized                                      $805,278      $806,354
      Undistributed net investment income (loss)              20           (44)
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     23,722         5,735
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                               326,154       356,727
          Total net assets                              $1,155,174   $1,168,772


Shares of beneficial interest:
      Class A
         Shares sold                                         690         3,212
         Shares issued on reinvestment of distributions      -           5,188
         Shares redeemed                                    (523)       (4,120)
           Net increase (decrease) in shares outstanding     167         4,280
                   Shares outstanding at beginning of
                     period                               25,553        21,273
                   Shares outstanding at end of period    25,720        25,553

      Class B (3)
         Shares sold                                          36           193
         Shares issued on reinvestment of distributions      -              19
         Shares redeemed                                      (1)           (4)
           Net increase in shares outstanding                 35           208
                   Shares outstanding at beginning of
                     period                                  208           -
                   Shares outstanding at end of period       243           208

      Class C
         Shares sold                                          21           463
         Shares issued on reinvestment of distributions      -              84
         Shares redeemed                                     (22)         (284)
           Net increase (decrease) in shares outstanding      (1)          263
                   Shares outstanding at beginning of
                      period                                 510           247
                   Shares outstanding at end of period       509           510

      Class T
         Shares sold                                         136            39
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3                     -          26,208
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                    (381)         (115)
           Net increase (decrease) in shares outstanding    (245)       26,132
                   Shares outstanding at beginning of
                     period                               26,132           -
                   Shares outstanding at end of period    25,887        26,132



C.A.S.E.
                                                         1996 (1)      1996 (4)
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $(1)         $175
      Net realized gain (loss) on investments and
         foreign currency transactions                        12          (190)
      Net unrealized appreciation (depreciation)
         during period                                        21           103
      Net increase (decrease) in net assets resulting
         from operations                                      32            88

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             -
        Class B (3)                                          -             -
        Class C                                              -             -
        Class T                                              -             -
                                                             -             -
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                             -             -
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           211         1,512
      Shares issued on reinvestment of distributions         -             -
      Cost of shares repurchased                              (6)         (117)
         Net increase (decrease) from Class A share
           transactions                                      205         1,395

  Class B (3)
      Proceeds from sale of shares                            70         1,150
      Shares issued on reinvestment of distributions         -             -
      Cost of shares repurchased                             (22)          (77)
         Net increase from Class B share transactions         48         1,073

  Class C
      Proceeds from sale of shares                           148         2,876
      Shares issued on reinvestment of distributions         -             -
      Cost of shares repurchased                             (80)       (2,264)
        Net increase (decrease) from Class C share
           transactions                                       68           612

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
            transactions
             Total net increase (decrease) from share
               transactions                                  321         3,080
                Net increase (decrease) in net assets        353         3,168

Net Assets:
      Beginning of period                                  3,168           -
      End of period                                       $3,521        $3,168

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                       $3,401        $3,080
      Undistributed net investment income (loss)             175           175
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions       (178)         (190)
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   123           103
          Total net assets                                $3,521        $3,168


Shares of beneficial interest:
      Class A
         Shares sold                                          20           151
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (1)          (12)
           Net increase (decrease) in  shares outstanding     19           139
                   Shares outstanding at beginning of
                      period                                 139           -
                   Shares outstanding at end of period       158           139

      Class B (3)
         Shares sold                                           6           113
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (2)           (7)
           Net increase in shares outstanding                  4           106
                   Shares outstanding at beginning of
                     period                                  106           -
                   Shares outstanding at end of period       110           106

      Class C
         Shares sold                                          14           286
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (8)         (227)
           Net increase (decrease) in shares outstanding       6            59
                   Shares outstanding at beginning of
                      period                                  59           -
                   Shares outstanding at end of period        65            59

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period


Tactical Asset Allocation
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $14           $31
      Net realized gain (loss) on investments and
         foreign currency transactions                        14            48
      Net unrealized appreciation (depreciation)
         during period                                       218           486
      Net increase (decrease) in net assets resulting
         from operations                                     246           565

   Distributions to shareholders:
      From net investment income:
        Class A                                              -             (26)
        Class B (3)                                          -              (1)
        Class C                                              -              (3)
        Class T                                              -             -
                                                             -             (30)
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                             -             (30)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           973         7,751
      Shares issued on reinvestment of distributions         -              25
      Cost of shares repurchased                             (89)         (640)
         Net increase (decrease) from Class A share
         transactions                                        884         7,136

  Class B (3)
      Proceeds from sale of shares                           204         5,282
      Shares issued on reinvestment of distributions         -               1
      Cost of shares repurchased                             (97)         (574)
         Net increase from Class B share transactions        107         4,709

  Class C
      Proceeds from sale of shares                           225         7,986
      Shares issued on reinvestment of distributions         -               3
      Cost of shares repurchased                            (185)       (3,479)
        Net increase (decrease) from Class C share
        transactions                                          40         4,510

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
               transactions                                1,031        16,355
                Net increase (decrease) in net assets      1,277        16,890

Net Assets:
      Beginning of period                                 16,890           -
      End of period                                      $18,167       $16,890


Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $17,386       $16,355
      Undistributed net investment income (loss)              14             1
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions         62            48
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
          foreign currencies                                 705           486
           Total net assets                              $18,167       $16,890


Shares of beneficial interest:
      Class A
         Shares sold                                          87           728
         Shares issued on reinvestment of distributions      -               2
         Shares redeemed                                      (8)          (59)
           Net increase (decrease) in  shares outstanding     79           671
                   Shares outstanding at beginning of
                     period                                  671           -
                   Shares outstanding at end of period       750           671

      Class B (3)
         Shares sold                                          18           493
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                      (9)          (53)
           Net increase in shares outstanding                  9           440
                   Shares outstanding at beginning of
                     period                                  440           -
                   Shares outstanding at end of period       449           440

      Class C
         Shares sold                                          20           743
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                     (16)         (322)
           Net increase (decrease) in shares outstanding       4           421
                   Shares outstanding at beginning of
                      period                                 421           -
                   Shares outstanding at end of period       425           421

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period



Equity-Income
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $17          $153
      Net realized gain (loss) on investments and foreign
         currency transactions                                36           346
      Net unrealized appreciation (depreciation) during
         period                                              120           810
      Net increase (decrease) in net assets resulting
         from operations                                     173         1,309

   Distributions to shareholders:
      From net investment income:
        Class A                                              -            (117)
        Class B (3)                                          -              (6)
        Class C                                              -              (9)
        Class T                                              -             -
                                                             -            (132)
      From net realized gains on investments
         and foreign currency transactions                   -             (85)
                                                             -            (217)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           649         6,798
      Shares issued on reinvestment of distributions         -             186
      Cost of shares repurchased                            (354)       (1,765)
         Net increase (decrease) from Class A share
           transactions                                      295         5,219

  Class B (3)
      Proceeds from sale of shares                           132         1,505
      Shares issued on reinvestment of distributions         -               9
      Cost of shares repurchased                              (3)          (42)
         Net increase from Class B share transactions        129         1,472

  Class C
      Proceeds from sale of shares                            80         1,659
      Shares issued on reinvestment of distributions         -              15
      Cost of shares repurchased                             (36)         (326)
        Net increase (decrease) from Class C share
          transactions                                        44         1,348

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
               transactions                                  468         8,039
                Net increase (decrease) in net assets        641         9,131

Net Assets:
      Beginning of period                                 14,579         5,448
      End of period                                      $15,220       $14,579


Net Assets consist of:
      Shares of beneficial interest, unlimited
          shares authorized                              $13,493       $13,025
      Undistributed net investment income (loss)              34            17
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        376           339
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                 1,317         1,198
          Total net assets                               $15,220       $14,579


Shares of beneficial interest:
      Class A
         Shares sold                                          48           538
         Shares issued on reinvestment of distributions      -              15
         Shares redeemed                                     (26)         (140)
           Net increase (decrease) in  shares outstanding     22           413
                   Shares outstanding at beginning of
                      period                                 853           440
                   Shares outstanding at end of period       875           853

      Class B (3)
         Shares sold                                          10           118
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                      (1)           (3)
           Net increase in shares outstanding                  9           116
                   Shares outstanding at beginning of
                      period                                 116           -
                   Shares outstanding at end of period       125           116

      Class C
         Shares sold                                           6           130
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                      (3)          (25)
           Net increase (decrease) in shares outstanding       3           106
                   Shares outstanding at beginning of
                     period                                  130            24
                   Shares outstanding at end of period       133           130

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                     period
                   Shares outstanding at end of period



Balanced
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $15          $143
      Net realized gain (loss) on investments and
         foreign currency transactions                        74         1,308
      Net unrealized appreciation (depreciation)
         during period                                       (12)          212
      Net increase (decrease) in net assets resulting
         from operations                                      77         1,663

   Distributions to shareholders:
      From net investment income:
        Class A                                              -            (105)
        Class B (3)                                          -              (4)
        Class C                                              -             (22)
        Class T                                              -             -
                                                             -            (131)
      From net realized gains on investments
         and foreign currency transactions                   -            (178)
                                                             -            (309)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           365         4,106
      Shares issued on reinvestment of distributions         -             201
      Cost of shares repurchased                             (84)         (848)
         Net increase (decrease) from Class A share
            transactions                                     281         3,459

  Class B (3)
      Proceeds from sale of shares                           203           674
      Shares issued on reinvestment of distributions         -               5
      Cost of shares repurchased                             (17)          (35)
         Net increase from Class B share transactions        186           644

  Class C
      Proceeds from sale of shares                            26           790
      Shares issued on reinvestment of distributions         -              94
      Cost of shares repurchased                              (9)       (3,690)
        Net increase (decrease) from Class C share
           transactions                                       17        (2,806)

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
                transactions                                 484         1,297
                Net increase (decrease) in net assets        561         2,651

Net Assets:
      Beginning of period                                  9,686         7,035
      End of period                                      $10,247        $9,686

Net Assets consist of:
      Shares of beneficial interest, unlimited
          shares authorized                               $8,239        $7,755
      Undistributed net investment income (loss)              23             9
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions      1,358         1,282
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   627           640
          Total net assets                               $10,247        $9,686


Shares of beneficial interest:
      Class A
         Shares sold                                          27           330
         Shares issued on reinvestment of distributions      -              16
         Shares redeemed                                      (6)          (68)
           Net increase (decrease) in  shares outstanding     21           278
                   Shares outstanding at beginning of
                      period                                 598           320
                   Shares outstanding at end of period       619           598

      Class B (3)
         Shares sold                                          15            53
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                      (1)           (3)
           Net increase in shares outstanding                 14            51
                   Shares outstanding at beginning of
                      period                                  51           -
                   Shares outstanding at end of period        65            51

      Class C
         Shares sold                                           2            63
         Shares issued on reinvestment of distributions      -               8
         Shares redeemed                                      (1)         (294)
           Net increase (decrease) in shares outstanding       1          (223)
                   Shares outstanding at beginning of
                     period                                   70           293
                   Shares outstanding at end of period        71            70

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period




Flexible Income
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                           $95        $1,245
      Net realized gain (loss) on investments and
         foreign currency transactions                        48           718
      Net unrealized appreciation (depreciation)
         during period                                       241          (710)
      Net increase (decrease) in net assets resulting
         from operations                                     384         1,253

   Distributions to shareholders:
      From net investment income:
        Class A                                              (95)       (1,143)
        Class B (3)                                           (2)          (14)
        Class C                                               (5)          (50)
        Class T                                              -             -
                                                            (102)       (1,207)
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                            (102)       (1,207)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                            88         1,886
      Shares issued on reinvestment of distributions          74           860
      Cost of shares repurchased                            (487)       (5,517)
         Net increase (decrease) from Class A share
            transactions                                    (325)       (2,771)

  Class B (3)
      Proceeds from sale of shares                            25           536
      Shares issued on reinvestment of distributions           2            10
      Cost of shares repurchased                              (7)          (53)
         Net increase from Class B share transactions         20           493

  Class C
      Proceeds from sale of shares                            51           661
      Shares issued on reinvestment of distributions           4            45
      Cost of shares repurchased                            (105)         (376)
        Net increase (decrease) from Class C share
           transactions                                      (50)          330

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
            transactions
             Total net increase (decrease) from share
               transactions                                 (355)       (1,948)
                Net increase (decrease) in net assets        (73)       (1,902)

Net Assets:
      Beginning of period                                 18,442        20,344
      End of period                                      $18,369       $18,442

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $20,705       $21,050
      Undistributed net investment income (loss)              48            55
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions     (2,750)       (2,788)
      Net unrealized appreciation of investments and
        on translation of assets and liabilities in
        foreign currencies                                   366           125
          Total net assets                               $18,369       $18,442


Shares of beneficial interest:
      Class A
         Shares sold                                           9           204
         Shares issued on reinvestment of distributions        8            94
         Shares redeemed                                     (52)         (598)
           Net increase (decrease) in  shares outstanding    (35)         (300)
                   Shares outstanding at beginning of
                   period                                  1,858         2,158
                   Shares outstanding at end of period     1,823         1,858

      Class B (3)
         Shares sold                                           3            59
         Shares issued on reinvestment of distributions      -               1
         Shares redeemed                                      (1)           (6)
           Net increase in shares outstanding                  2            54
                   Shares outstanding at beginning of
                      period                                  54           -
                   Shares outstanding at end of period        56            54

      Class C
         Shares sold                                           6            71
         Shares issued on reinvestment of distributions      -               5
         Shares redeemed                                     (11)          (41)
           Net increase (decrease) in shares outstanding      (5)           35
                   Shares outstanding at beginning of
                   period                                     96            61
                   Shares outstanding at end of period        91            96

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period




Income Plus
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $327        $4,738
      Net realized gain (loss) on investments and
         foreign currency transactions                       227           782
      Net unrealized appreciation (depreciation)
         during period                                     1,216          (491)
      Net increase (decrease) in net assets resulting
         from operations                                   1,770         5,029

   Distributions to shareholders:
      From net investment income:
        Class A                                             (397)       (4,531)
        Class B (3)                                           (4)          (29)
        Class C                                              (16)         (162)
        Class T                                              -             -
                                                            (417)       (4,722)
      From net realized gains on investments
         and foreign currency transactions                   -             -
                                                            (417)       (4,722)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           477         5,858
      Shares issued on reinvestment of distributions         287         3,194
      Cost of shares repurchased                          (1,016)      (12,843)
         Net increase (decrease) from Class A share
            transactions                                    (252)       (3,791)

  Class B (3)
      Proceeds from sale of shares                            28           941
      Shares issued on reinvestment of distributions           3            20
      Cost of shares repurchased                             (16)         (192)
         Net increase from Class B share transactions         15           769

  Class C
      Proceeds from sale of shares                           154         1,543
      Shares issued on reinvestment of distributions          13           135
      Cost of shares repurchased                            (123)         (979)
        Net increase (decrease) from Class C share
           transactions                                       44           699

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
                transactions                                (193)       (2,323)
                Net increase (decrease) in net assets      1,160        (2,016)

Net Assets:
      Beginning of period                                 68,710        70,726
      End of period                                      $69,870       $68,710

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $66,967       $67,160
      Undistributed net investment income (loss)             243           332
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        474           248
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
         foreign currencies                                2,186           970
          Total net assets                               $69,870       $68,710


Shares of beneficial interest:
      Class A
         Shares sold                                          45           567
         Shares issued on reinvestment of distributions       27           310
         Shares redeemed                                     (96)       (1,244)
           Net increase (decrease) in  shares outstanding    (24)         (367)
                   Shares outstanding at beginning of
                      period                               6,271         6,638
                   Shares outstanding at end of period     6,247         6,271

      Class B (3)
         Shares sold                                           3            91
         Shares issued on reinvestment of distributions      -               2
         Shares redeemed                                      (1)          (19)
           Net increase in shares outstanding                  2            74
                   Shares outstanding at beginning of
                      period                                  74           -
                   Shares outstanding at end of period        76            74

      Class C
         Shares sold                                          15           150
         Shares issued on reinvestment of distributions        1            12
         Shares redeemed                                     (12)          (95)
           Net increase (decrease) in shares outstanding       4            67
                   Shares outstanding at beginning of
                      period                                 258           191
                   Shares outstanding at end of period       262           258

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period




 Tax-Exempt
                                                         1996 (1)         1996
Increase (decrease) in net assets from:
   Operations:

      Net investment income (loss)                          $100        $1,296
      Net realized gain (loss) on investments and
         foreign currency transactions                        (1)          222
      Net unrealized appreciation (depreciation)
         during period                                        97             3
      Net increase (decrease) in net assets resulting
         from operations                                     196         1,521

   Distributions to shareholders:
      From net investment income:
        Class A                                             (101)       (1,284)
        Class B (3)                                           (1)           (4)
        Class C                                               (3)          (26)
        Class T                                              -             -
                                                            (105)       (1,314)
      From net realized gains on investments
         and foreign currency transactions                   -            (164)
                                                            (105)       (1,478)
Shares of beneficial interest transactions:
  Class A
      Proceeds from sale of shares                           153         1,593
      Shares issued on reinvestment of distributions          67           965
      Cost of shares repurchased                            (576)       (5,286)
         Net increase (decrease) from Class A share
            transactions                                    (356)       (2,728)

  Class B (3)
      Proceeds from sale of shares                             9           185
      Shares issued on reinvestment of distributions         -               2
      Cost of shares repurchased                             -             -
         Net increase from Class B share transactions          9           187

  Class C
      Proceeds from sale of shares                           156           748
      Shares issued on reinvestment of distributions           3            22
      Cost of shares repurchased                            (131)         (323)
        Net increase (decrease) from Class C share
           transactions                                       28           447

  Class T
      Proceeds from sale of shares
      Proceeds in connection with the acquisition of
         IDEX Fund and IDEX Fund 3
      Shares issued on reinvestment of distributions
      Cost of shares repurchased
         Net increase (decrease) from Class T share
           transactions
             Total net increase (decrease) from share
               transactions                                 (319)       (2,094)
                Net increase (decrease) in net assets       (228)       (2,051)

Net Assets:
      Beginning of period                                 25,804        27,855
      End of period                                      $25,576       $25,804

Net Assets consist of:
      Shares of beneficial interest, unlimited shares
         authorized                                      $25,042       $25,361
      Undistributed net investment income (loss)              44            49
      Undistributed net realized gain (loss) from
        investments and foreign currency transactions        173           174
      Net unrealized appreciation of investments and on
        translation of assets and liabilities in
        foreign currencies                                   317           220
          Total net assets                               $25,576       $25,804


Shares of beneficial interest:
      Class A
         Shares sold                                          14           140
         Shares issued on reinvestment of distributions        6            85
         Shares redeemed                                     (51)         (466)
           Net increase (decrease) in  shares outstanding    (31)         (241)
                   Shares outstanding at beginning of
                      period                               2,175         2,416
                   Shares outstanding at end of period     2,144         2,175

      Class B (3)
         Shares sold                                           1            17
         Shares issued on reinvestment of distributions      -             -
         Shares redeemed                                     -             -
           Net increase in shares outstanding                  1            17
                   Shares outstanding at beginning of
                      period                                  17           -
                   Shares outstanding at end of period        18            17

      Class C
         Shares sold                                          14            66
         Shares issued on reinvestment of distributions      -               2
         Shares redeemed                                     (12)          (28)
           Net increase (decrease) in shares outstanding       2            40
                   Shares outstanding at beginning of
                      period                                  80            40
                   Shares outstanding at end of period        82            80

      Class T
         Shares sold
         Shares issued in connection with the acquisition
            of IDEX Fund and IDEX Fund 3
         Shares issued on reinvestment of distributions
         Shares redeemed
           Net increase (decrease) in shares outstanding
                   Shares outstanding at beginning of
                      period
                   Shares outstanding at end of period


  (1) For the one month period ended  October 31, 1996.
  (2) Distributions from net realized gains and net investment income include distributions in excess of current earnings.
  (3) Class B commenced operations on October 1, 1995.
  (4) From commencement of investment operations on February 1, 1996 through September 30, 1996.


FINANCIAL HIGHLIGHTS
Selected per share data for a share of beneficial interest outstanding throughout each period:
                                                                         Net
                                          Net Asset                   Realized/
                      Year or                 Value           Net    Unrealized
                      Period              Beginning    Investment   Gain (Loss)
                      Ended               of Period Income (Loss)  on Invstmnts
Aggressive Growth
Class A               10/31/96   (1)        $15.75        $(0.01)       $(0.04)
                      09/30/96   (2)         17.68         (0.15)        (0.76)
                      09/30/95   (3)         10.00         (0.14)         7.82
Class B               10/31/96   (1)         15.63         (0.01)        (0.04)
                      09/30/96   (2)         17.64         (0.23)        (0.76)
Class C               10/31/96   (1)         15.65         (0.01)        (0.04)
                      09/30/96   (2)         17.64         (0.21)        (0.76)
                      09/30/95   (3)         10.00         (0.18)         7.82
Capital Appreciation
Class A               10/31/96   (1)         15.75         (0.02)        (0.24)
                      09/30/96   (4)         13.54          0.06          3.04
                      09/30/95   (3)         10.00         (0.03)         3.57
Class B               10/31/96   (1)         15.69         (0.03)        (0.24)
                      09/30/96               13.49         (0.02)         3.04
Class C               10/31/96   (1)         15.70         (0.03)        (0.24)
                      09/30/96   (4)         13.49           -            3.04
                      09/30/95   (3)         10.00         (0.08)         3.57
Global
Class A               10/31/96   (1)         21.40         (0.02)         0.01
                      09/30/96               17.73         (0.09)         4.38
                      09/30/95               15.93         (0.06)         2.42
                      09/30/94               13.35         (0.04)         2.62
                      09/30/93               10.00         (0.04)         3.39
Class B               10/31/96   (1)         21.14         (0.02)         0.01
                      09/30/96               17.57         (0.19)         4.38
Class C               10/31/96   (1)         21.04         (0.02)         0.01
                      09/30/96               17.46         (0.18)         4.38
                      09/30/95               15.74         (0.14)         2.42
                      09/30/94               13.35         (0.23)         2.62
Growth
Class A               10/31/96   (1)         22.21           -           (0.24)
                      09/30/96               22.84         (0.11)         4.66
                      09/30/95               16.78         (0.05)         6.18
                      09/30/94   (2)         18.46          0.01         (1.22)
                      09/30/93               16.46          0.04          2.42
Class B               10/31/96   (1)         21.85         (0.01)        (0.24)
                      09/30/96               22.64         (0.27)         4.66
Class C               10/31/96   (1)         21.91         (0.02)        (0.24)
                      09/30/96               22.64         (0.21)         4.66
                      09/30/95               16.68         (0.15)         6.18
                      09/30/94   (2)         18.46         (0.09)        (1.22)
Class T               10/31/96   (1)         22.41           -           (0.24)
                      09/30/96   (5)         22.23           -            0.18
C.A.S.E.
Class A               10/31/96   (1)         10.46         (0.07)         0.17
                      09/30/96   (6)         10.00          0.61         (0.15)
Class B               10/31/96   (1)         10.41         (0.07)         0.17
                      09/30/96   (6)         10.00          0.56         (0.15)
Class C               10/31/96   (1)         10.42         (0.07)         0.17
                      09/30/96   (6)         10.00          0.57         (0.15)

Tactical Asset Allocation
Class A               10/31/96   (1)         11.03          0.02          0.14
09/30/96                          10.00       0.17          0.94
Class B               10/31/96   (1)         11.02          0.02          0.14
                      09/30/96               10.00          0.09          0.94
Class C               10/31/96   (1)         11.03          0.01          0.14
                      09/30/96               10.00          0.11          0.94
Equity-Income
Class A               10/31/96   (1)        $13.27         $0.01         $0.15
                      09/30/96               11.74          0.57          1.28
                      09/30/95   (3)         10.00          0.09          1.75
Class B               10/31/96   (1)         13.27           -            0.15
                      09/30/96               11.73          0.50          1.28
Class C               10/31/96   (1)         13.27           -            0.15
                      09/30/96               11.73          0.52          1.28
                      09/30/95   (3)         10.00          0.03          1.75
Balanced
Class A               10/31/96   (1)         13.47          0.01          0.10
                      09/30/96               11.47          0.72          1.77
                      09/30/95   (3)         10.00          0.05          1.47
Class B               10/31/96   (1)         13.46           -            0.10
                      09/30/96               11.47          0.63          1.77
Class C               10/31/96   (1)         13.46          0.01          0.10
                      09/30/96               11.47          0.64          1.77
                      09/30/95   (3)         10.00          0.01          1.47
Flexible Income
Class A               10/31/96   (1)          9.19          0.20         (0.01)
                      9/30/96                 9.17          2.23         (1.63)
                      9/30/95                 8.83          0.61          0.37
                      9/30/94    (7)          9.59          0.65         (0.81)
                      9/30/93                 8.95          0.70          0.60
Class B               10/31/96   (1)          9.18          0.20         (0.01)
                      9/30/96                 9.17          2.16         (1.63)
Class C               10/31/96   (1)          9.18          0.20         (0.01)
                      9/30/96                 9.17          2.17         (1.63)
                      9/30/95                 8.83          0.56          0.37
                      9/30/94    (7)          9.59          0.60         (0.81)
Income Plus
Class A               10/31/96   (1)         10.41          0.22          0.04
                      9/30/96                10.36          2.72         (1.96)
                      9/30/95                 9.75          0.75          0.71
                      9/30/94                10.98          0.76         (1.10)
                      9/30/93                10.55          0.83          0.46
Class B               10/31/96   (1)         10.40          0.23          0.04
                      9/30/96                10.35          2.65         (1.96)
Class C               10/31/96   (1)         10.40          0.23          0.04
                      9/30/96                10.35          2.66         (1.96)
                      9/30/95                 9.74          0.69          0.71
                      9/30/94                10.98          0.66         (1.10)
Tax-Exempt
Class A               10/31/96   (1)         11.36          0.18         (0.09)
                      9/30/96                11.34          2.13         (1.48)
                      9/30/95                11.10          0.55          0.29
                      9/30/94                12.07          0.56         (0.60)
                      9/30/93                11.62          0.56          0.45
Class B               10/31/96   (1)         11.36          0.17         (0.09)
                      9/30/96                11.34          2.06         (1.48)
Class C               10/31/96   (1)         11.36          0.17         (0.09)
                      9/30/96                11.34          2.10         (1.48)
                      9/30/95                11.10          0.52          0.29
                      9/30/94                12.07          0.53         (0.60)


                                       Total Income     Dividends Distributions
                      Year or           (Loss) From      From Net      From Net
                      Period             Investment    Investment      Realized
                      Ended              Operations        Income Capital Gains
Aggressive Growth
Class A               10/31/96   (1)        $(0.05)         $-            $-
                      09/30/96   (2)         (0.91)          -           (1.02)
                      09/30/95   (3)          7.68           -             -
Class B               10/31/96   (1)         (0.05)          -             -
                      09/30/96   (2)         (0.99)          -           (1.02)
Class C               10/31/96   (1)         (0.05)          -             -
                      09/30/96   (2)         (0.97)          -           (1.02)
                      09/30/95   (3)          7.64           -             -
Capital Appreciation
Class A               10/31/96   (1)         (0.26)          -             -
                      09/30/96   (4)          3.10         (0.07)        (0.82)
                      09/30/95   (3)          3.54           -             -
Class B               10/31/96   (1)         (0.27)          -             -
                      09/30/96                3.02           -           (0.82)
Class C               10/31/96   (1)         (0.27)          -             -
                      09/30/96   (4)          3.04         (0.01)        (0.82)
                      09/30/95   (3)          3.49           -             -
Global
Class A               10/31/96   (1)         (0.01)          -             -
                      09/30/96                4.29           -           (0.62)
                      09/30/95                2.36           -           (0.56)
                      09/30/94                2.58           -             -
                      09/30/93                3.35           -             -
Class B               10/31/96   (1)         (0.01)          -             -
                      09/30/96                4.19           -           (0.62)
Class C               10/31/96   (1)         (0.01)          -             -
09/30/96                          4.20         -           (0.62)
                      09/30/95                2.28           -           (0.56)
                      09/30/94                2.39           -             -
Growth
Class A               10/31/96   (1)         (0.24)          -             -
                      09/30/96                4.55           -           (5.18)
                      09/30/95                6.13           -           (0.07)
                      09/30/94   (2)         (1.21)          -           (0.47)
                      09/30/93                2.46         (0.07)        (0.39)
Class B               10/31/96   (1)         (0.25)          -             -
                      09/30/96                4.39           -           (5.18)
Class C               10/31/96   (1)         (0.26)          -             -
                      09/30/96                4.45           -           (5.18)
                      09/30/95                6.03           -           (0.07)
                      09/30/94   (2)         (1.31)          -           (0.47)
Class T               10/31/96   (1)         (0.24)          -             -
                      09/30/96   (5)          0.18           -             -
C.A.S.E.
Class A               10/31/96   (1)          0.10           -             -
                      09/30/96   (6)          0.46           -             -
Class B               10/31/96   (1)          0.10           -             -
                      09/30/96   (6)          0.41           -             -
Class C               10/31/96   (1)          0.10           -             -
                      09/30/96   (6)          0.42           -             -
Tactical Asset Allocation
Class A               10/31/96   (1)          0.16           -             -
                      09/30/96                1.11         (0.08)          -
Class B               10/31/96   (1)          0.16           -             -
                      09/30/96                1.03         (0.01)          -
Class C               10/31/96   (1)          0.15           -             -
                      09/30/96                1.05         (0.02)          -
Equity-Income
Class A               10/31/96   (1)         $0.16          $-            $-
                      09/30/96                1.85         (0.17)        (0.15)
                      09/30/95   (3)          1.84         (0.10)          -
Class B               10/31/96   (1)          0.15           -             -
                      09/30/96                1.78         (0.09)        (0.15)
Class C               10/31/96   (1)          0.15           -             -
                      09/30/96                1.80         (0.11)        (0.15)
                      09/30/95   (3)          1.78         (0.05)          -
Balanced
Class A               10/31/96   (1)          0.11           -             -
                      09/30/96                2.49         (0.21)        (0.28)
                      09/30/95   (3)          1.52         (0.05)          -
Class B               10/31/96   (1)          0.10           -             -
                      09/30/96                2.40         (0.13)        (0.28)
Class C               10/31/96   (1)          0.11           -             -
                      09/30/96                2.41         (0.14)        (0.28)
                      09/30/95   (3)          1.48         (0.01)          -
Flexible Income
Class A               10/31/96   (1)          0.19         (0.05)          -
                      9/30/96                 0.60         (0.58)          -
                      9/30/95                 0.98         (0.64)          -
                      9/30/94    (7)         (0.16)        (0.60)          -
                      9/30/93                 1.30         (0.66)          -
Class B               10/31/96   (1)          0.19         (0.05)          -
                      9/30/96                 0.53         (0.52)          -
Class C               10/31/96   (1)          0.19         (0.05)          -
                      9/30/96                 0.54         (0.53)          -
                      9/30/95                 0.93         (0.59)          -
                      9/30/94    (7)         (0.21)        (0.55)          -
Income Plus
Class A               10/31/96   (1)          0.26         (0.06)          -
                      9/30/96                 0.76         (0.71)          -
                      9/30/95                 1.46         (0.75)        (0.10)
                      9/30/94                (0.34)        (0.75)        (0.14)
                      9/30/93                 1.29         (0.81)        (0.05)
Class B               10/31/96   (1)          0.27         (0.06)          -
                      9/30/96                 0.69         (0.64)          -
Class C               10/31/96   (1)          0.27         (0.06)          -
                      9/30/96                 0.70         (0.65)          -
                      9/30/95                 1.40         (0.69)        (0.10)
                      9/30/94                (0.44)        (0.66)        (0.14)
Tax-Exempt
Class A               10/31/96   (1)          0.09         (0.05)          -
                      9/30/96                 0.65         (0.56)        (0.07)
                      9/30/95                 0.84         (0.56)        (0.04)
                      9/30/94                (0.04)        (0.54)        (0.39)
                      9/30/93                 1.01         (0.54)        (0.02)
Class B               10/31/96   (1)          0.08         (0.04)          -
                      9/30/96                 0.58         (0.49)        (0.07)
Class C               10/31/96   (1)          0.08         (0.04)          -
                      9/30/96                 0.62         (0.53)        (0.07)
                      9/30/95                 0.81         (0.53)        (0.04)
                      9/30/94                (0.07)        (0.51)        (0.39)


                                                        Net Asset
                      Year or                               Value
                      Period                  Total           End         Total
                      Ended           Distributions     of Period    Return (8)
Aggressive Growth
Class A               10/31/96   (1)          $-          $15.70       (0.32)%
                      09/30/96   (2)         (1.02)        15.75     (4.91)
                      09/30/95   (3)           -           17.68     76.80
Class B               10/31/96   (1)           -           15.58     (0.32)
                      09/30/96   (2)         (1.02)        15.63     (5.33)
Class C               10/31/96   (1)           -           15.60     (0.32)
                      09/30/96   (2)         (1.02)        15.65     (5.22)
                      09/30/95   (3)           -           17.64     76.40
Capital Appreciation
Class A               10/31/96   (1)           -           15.49     (1.59)
                      09/30/96   (4)         (0.89)        15.75     24.35
                      09/30/95   (3)           -           13.54     35.40
Class B               10/31/96   (1)           -           15.42     (1.66)
                      09/30/96               (0.82)        15.69     23.63
Class C               10/31/96   (1)           -           15.43     (1.66)
                      09/30/96   (4)         (0.83)        15.70     23.81
                      09/30/95   (3)           -           13.49     34.90
Global
Class A               10/31/96   (1)           -           21.39     (0.05)
                      09/30/96               (0.62)        21.40     25.04
                      09/30/95               (0.56)        17.73     15.47
                      09/30/94                 -           15.93     19.33
                      09/30/93                 -           13.35     33.52
Class B               10/31/96   (1)           -           21.13     (0.05)
                      09/30/96               (0.62)        21.14     24.70
Class C               10/31/96   (1)           -           21.03     (0.05)
                      09/30/96               (0.62)        21.04     24.91
                      09/30/95               (0.56)        17.46     15.14
                      09/30/94                 -           15.74     17.90
Growth
Class A               10/31/96   (1)           -           21.97     (1.09)
                      09/30/96               (5.18)        22.21     22.41
                      09/30/95               (0.07)        22.84     36.70
                      09/30/94   (2)         (0.47)        16.78     (6.72)
                      09/30/93               (0.46)        18.46     15.13
Class B               10/31/96   (1)           -           21.60     (1.14)
09/30/96                          (5.18)     21.85  21.87     Class C  10/31/96
(1)                    -          21.65  (1.19)
                      09/30/96               (5.18)        21.91     22.15
                      09/30/95               (0.07)        22.64     36.32
09/30/94              (2)         (0.47)     16.68     (7.72)
Class T               10/31/96   (1)           -           22.17     (1.03)
                      09/30/96   (5)           -           22.41      0.81
C.A.S.E.
Class A               10/31/96   (1)           -           10.56      0.96
                      09/30/96   (6)           -           10.46      4.60
Class B               10/31/96   (1)           -           10.51      0.96
                      09/30/96   (6)           -           10.41      4.10
Class C               10/31/96   (1)           -           10.52      0.96
                      09/30/96   (6)           -           10.42      4.20
Tactical Asset Allocation
Class A               10/31/96   (1)           -           11.19      1.45
                      09/30/96               (0.08)        11.03     11.07
Class B               10/31/96   (1)           -           11.18      1.45
                      09/30/96               (0.01)        11.02     10.39
Class C               10/31/96   (1)           -           11.18      1.36
                      09/30/96               (0.02)        11.03     10.50
Equity-Income
Class A               10/31/96   (1)          $-          $13.43         1.20%
                      09/30/96               (0.32)        13.27     16.00
                      09/30/95   (3)         (0.10)        11.74     18.43
Class B               10/31/96   (1)           -           13.42      1.13
                      09/30/96               (0.24)        13.27     15.38
Class C               10/31/96   (1)           -           13.42      1.13
                      09/30/96               (0.26)        13.27     15.49
                      09/30/95   (3)         (0.05)        11.73     17.95
Balanced
Class A               10/31/96   (1)           -           13.58      0.81
                      09/30/96               (0.49)        13.47     22.12
                      09/30/95   (3)         (0.05)        11.47     15.27
Class B               10/31/96   (1)           -           13.56      0.74
                      09/30/96               (0.41)        13.46     21.38
Class C               10/31/96   (1)           -           13.57      0.81
                      09/30/96               (0.42)        13.46     21.49
                      09/30/95   (3)         (0.01)        11.47     14.77
Flexible Income
Class A               10/31/96   (1)         (0.05)         9.33      2.08
                      9/30/96                (0.58)         9.19      6.73
                      9/30/95                (0.64)         9.17     11.57
                      9/30/94    (7)         (0.60)         8.83     (1.54)
                      9/30/93                (0.66)         9.59     13.66
Class B               10/31/96   (1)         (0.05)         9.32      2.04
                      9/30/96                (0.52)         9.18      5.94
Class C               10/31/96   (1)         (0.05)         9.32      2.04
                      9/30/96                (0.53)         9.18      6.03
                      9/30/95                (0.59)         9.17     10.95
                      9/30/94    (7)         (0.55)         8.83     (2.15)
Income Plus
Class A               10/31/96   (1)         (0.06)        10.61      2.53
                      9/30/96                (0.71)        10.41      7.64
                      9/30/95                (0.85)        10.36     15.85
                      9/30/94                (0.89)         9.75     (3.28)
                      9/30/93                (0.86)        10.98     12.80
Class B               10/31/96   (1)         (0.06)        10.61      2.59
                      9/30/96                (0.64)        10.40      6.95
Class C               10/31/96   (1)         (0.06)        10.61      2.59
                      9/30/96                (0.65)        10.40      7.05
                      9/30/95                (0.79)        10.35     15.08
                      9/30/94                (0.80)         9.74     (4.55)

Tax-Exempt
Class A               10/31/96   (1)         (0.05)        11.40      0.76
                      9/30/96                (0.63)        11.36      5.89
                      9/30/95                (0.60)        11.34      7.75
                      9/30/94                (0.93)        11.10     (0.41)
                      9/30/93                (0.56)        12.07      8.97
Class B               10/31/96   (1)         (0.04)        11.40      0.71
                      9/30/96                (0.56)        11.36      5.21
Class C               10/31/96   (1)         (0.04)        11.40      0.74
                      9/30/96                (0.60)        11.36      5.63
                      9/30/95                (0.57)        11.34      7.48
                      9/30/94                (0.90)         11.10    (0.73)


                      Year or         Net Assets     Ratio of Expenses to
                      Year or             End of   Average Net Assets (9) (10)
                      Period              Period             Without
                      Ended              (000's)    Gross  Reimbursement    Net
Aggressive Growth
Class A               10/31/96   (1)    $21,938     1.85%      2.62%      1.85%
                      09/30/96   (2)     22,078   1.85       2.60       1.85
                      09/30/95   (3)     16,747   2.85       3.35       2.85
Class B               10/31/96   (1)      1,992   2.50       3.27       2.50
                      09/30/96   (2)      1,800   2.50       3.25       2.50
Class C               10/31/96   (1)      2,129   2.40       3.17       2.40
                      09/30/96   (2)      2,250   2.40       3.15       2.40
                      09/30/95   (3)      1,736   3.40       3.91       3.40
Capital Appreciation
Class A               10/31/96   (1)     19,350   1.85       2.48       1.85
                      09/30/96   (4)     18,713   1.85       2.72       1.85
                      09/30/95   (3)      6,241   2.90       4.17       2.85
Class B               10/31/96   (1)      2,132   2.50       3.13       2.50
                      09/30/96            2,022   2.50       3.37       2.50
Class C               10/31/96   (1)      2,243   2.40       3.03       2.40
                      09/30/96   (4)      2,369   2.40       3.27       2.40
                      09/30/95   (3)      2,565   3.45       4.72       3.40
Global
Class A               10/31/96   (1)    135,837   2.08          -       2.07
                      09/30/96          131,347   2.09          -       2.06
                      09/30/95           89,397   2.10          -       1.97
                      09/30/94           81,241   2.14          -          -
                      09/30/93           17,430   2.84       3.65          -
Class B               10/31/96   (1)      5,966   2.73          -       2.72
                      09/30/96            5,000   2.74          -       2.71
Class C               10/31/96   (1)      8,624   2.63          -       2.62
                      09/30/96            8,081   2.64          -       2.61
                      09/30/95            3,567   2.65          -       2.52
                      09/30/94            3,571   4.04          -          -
Growth
Class A               10/31/96   (1)    565,032   1.68          -       1.68
                      09/30/96          567,564   1.83          -       1.82
                      09/30/95          485,935   1.86          -       1.84
                      09/30/94   (2)    431,207   1.76          -          -
                      09/30/93          548,564   1.61          -          -
Class B               10/31/96   (1)      5,242   2.32          -       2.32
                      09/30/96            4,536   2.46          -       2.45
Class C               10/31/96   (1)     11,016   2.23          -       2.23
                      09/30/96           11,167   2.34          -       2.33
                      09/30/95            5,593   2.41          -       2.38
                      09/30/94   (2)      3,423   3.48          -          -
Class T               10/31/96   (1)    573,884   1.33          -       1.33
                      09/30/96   (5)    585,505   1.18          -       1.17
C.A.S.E.
Class A               10/31/96   (1)      1,675   1.85       6.79       1.84
                      09/30/96   (6)      1,455   2.85       5.89       2.85
Class B               10/31/96   (1)      1,159   2.50       7.44       2.49
                      09/30/96   (6)      1,100   3.50       6.54       3.50
Class C               10/31/96   (1)        687   2.40       7.34       2.39
                      09/30/96   (6)        613   3.40       6.44       3.40
Tactical Asset Allocation
Class A               10/31/96   (1)      8,396   1.85       2.65       1.85
                      09/30/96            7,401   2.85       3.20       2.85
Class B               10/31/96   (1)      5,013   2.50       3.30       2.50
                      09/30/96            4,848   3.50       3.85       3.50
Class C               10/31/96   (1)      4,758   2.40       3.20       2.40
                      09/30/96            4,641   3.40       3.75       3.40
Equity-Income
Class A               10/31/96   (1)    $11,744     1.85%      2.76%      1.82%
                      09/30/96           11,314   1.85       2.79       1.79
                      09/30/95   (3)      5,167   2.99       4.57       2.85
Class B               10/31/96   (1)      1,684   2.50       3.40       2.47
                      09/30/96            1,537   2.50       3.44       2.44
Class C               10/31/96   (1)      1,792   2.40       3.30       2.37
                      09/30/96            1,728   2.40       3.34       2.34
                      09/30/95   (3)        281   3.54       5.12       3.40
Balanced
Class A               10/31/96   (1)      8,402   1.85       3.44       1.85
                      09/30/96            8,056   1.85       3.11       1.85
                      09/30/95   (3)      3,670   2.92       4.48       2.85
Class B               10/31/96   (1)        878   2.50       4.09       2.50
                      09/30/96              687   2.50       3.76       2.50
Class C               10/31/96   (1)        967   2.40       3.99       2.40
                      09/30/96              943   2.40       3.66       2.40
                      09/30/95   (3)      3,365   3.47       5.03       3.40
Flexible Income
Class A               10/31/96   (1)     17,001   1.85       2.98       1.85
                      9/30/96            17,065   1.85       2.07       1.85
                      9/30/95            19,786   1.87       1.94       1.85
                      9/30/94    (7)     21,527   1.85       2.13          -
                      9/30/93            29,232   1.50       1.56          -
Class B               10/31/96   (1)        522   2.50       3.63       2.50
                      9/30/96               494   2.50       2.72       2.50
Class C               10/31/96   (1)        846   2.40       3.53       2.40
                      9/30/96               883   2.40       2.62       2.40
                      9/30/95               558   2.42       2.49       2.40
                      9/30/94    (7)        691   2.40       8.59          -
Income Plus
Class A               10/31/96   (1)     66,285   1.33          -       1.32
                      9/30/96            65,252   1.33          -       1.31
                      9/30/95            68,746   1.29          -       1.26
                      9/30/94            63,995   1.33          -          -
                      9/30/93            72,401   1.33          -          -
Class B               10/31/96   (1)        804   1.98          -       1.97
                      9/30/96               774   1.98          -       1.96
Class C               10/31/96   (1)      2,781   1.88          -       1.87
                      9/30/96             2,684   1.88          -       1.86
                      9/30/95             1,980   1.84          -       1.81
                      9/30/94             2,112   3.52          -          -
Tax-Exempt
Class A               10/31/96   (1)     24,439   1.00       1.89       1.00
                      9/30/96            24,708   1.00       1.46       1.00
                      9/30/95            27,401   1.02       1.35       1.00
                      9/30/94            29,096   1.00       1.30          -
                      9/30/93            30,717   1.00       1.43          -
Class B               10/31/96   (1)        198   1.65       2.54       1.65
                      9/30/96               189   1.65       2.11       1.65
Class C               10/31/96   (1)        939   1.25       2.14       1.25
                      9/30/96               907   1.25       1.71       1.25
                      9/30/95               454   1.27       1.60       1.25
                      9/30/94               277   1.25      20.88          -

                                       Ratio of Net
                                         Investment
                      Year or         Income (Loss)     Portfolio       Average
                      Period             to Average      Turnover    Commission
                      Ended         Net Assets (10)     Rate (11)     Rate (12)
Aggressive Growth
Class A               10/31/96   (1)        (1.06)%         9.40%      $0.0662
                      09/30/96   (2)      (1.15)        127.49          0.0715
                      09/30/95   (3)      (2.39)         88.28             -
Class B               10/31/96   (1)      (1.71)          9.40          0.0662
                      09/30/96   (2)      (1.80)        127.49          0.0715
Class C               10/31/96   (1)      (1.62)          9.40          0.0662
                      09/30/96   (2)      (1.70)        127.49          0.0715
                      09/30/95   (3)      (2.94)         88.28             -
Capital Appreciation
Class A               10/31/96   (1)      (1.41)         10.11          0.0340
                      09/30/96   (4)      (0.35)        160.72          0.0369
                      09/30/95   (3)       0.75         262.97             -
Class B               10/31/96   (1)      (2.06)         10.11          0.0340
                      09/30/96            (1.00)        160.72          0.0369
Class C               10/31/96   (1)      (1.96)         10.11          0.0340
                      09/30/96   (4)      (0.90)        160.72          0.0369
                      09/30/95   (3)       0.20         262.97             -
Global
Class A               10/31/96   (1)      (1.15)          2.59          0.0520
                      09/30/96            (0.67)         97.94          0.0489
                      09/30/95            (0.43)        161.48             -
                      09/30/94            (0.55)        148.01             -
                      09/30/93            (0.87)        116.98             -
Class B               10/31/96   (1)      (1.80)          2.59          0.0520
                      09/30/96            (1.32)         97.94          0.0489
Class C               10/31/96   (1)      (1.70)          2.59          0.0520
09/30/96                          (1.22)    97.94         0.0489       09/30/95
(0.98)                 161.48     -        09/30/94                   (2.46)
148.01                 -
Growth
Class A               10/31/96   (1)      (0.13)          9.40          0.0360
09/30/96                          (0.22)    57.80         0.0385       09/30/95
(0.26)                 123.26     -        09/30/94           (2)      0.04
63.73                  -         09/30/93                0.29          97.40
-
Class B               10/31/96   (1)      (0.78)          9.40          0.0360
                      09/30/96            (0.86)         57.80          0.0385
Class C               10/31/96   (1)      (0.68)          9.40          0.0360
                      09/30/96            (0.77)         57.80          0.0385
                      09/30/95            (0.81)        123.26             -
                      09/30/94   (2)      (1.68)         63.73             -
Class T               10/31/96   (1)      (0.20)          9.40          0.0360
                      09/30/96   (5)       0.36          57.80          0.0385
C.A.S.E.
Class A               10/31/96   (1)       0.27          20.69          0.0603
                      09/30/96   (6)      10.00         654.49          0.0396
Class B               10/31/96   (1)       0.38          20.69          0.0603
                      09/30/96   (6)       9.35         654.49          0.0396
Class C               10/31/96   (1)       0.28          20.69          0.0603
                      09/30/96   (6)       9.45         654.49          0.0396
Tactical Asset Allocation
Class A               10/31/96   (1)       1.26           2.38          0.0800
                      09/30/96             0.72          56.22          0.0828
Class B               10/31/96   (1)       0.61           2.38          0.0800
                      09/30/96             0.07          56.22          0.0828
Class C               10/31/96   (1)       0.71           2.38          0.0800
                      09/30/96             0.17          56.22          0.0828
Equity-Income
Class A               10/31/96   (1)        1.47%           5.50%      $0.0591
                      09/30/96           1.67            40.58          0.0622
                      09/30/95   (3)     0.85            34.67             -
Class B               10/31/96   (1)     0.82             5.50          0.0591
                      09/30/96           1.02            40.58          0.0622
Class C               10/31/96   (1)     0.92             5.50          0.0591
                      09/30/96           1.12            40.58          0.0622
                      09/30/95   (3)     0.30            34.67             -
Balanced
Class A               10/31/96   (1)     1.84             9.08          0.0408
                      09/30/96           1.87           175.78          0.0443
                      09/30/95   (3)     0.56            82.48             -
Class B               10/31/96   (1)     1.18             9.08          0.0408
                      09/30/96           1.22           175.78          0.0443
Class C               10/31/96   (1)     1.28             9.08          0.0408
                      09/30/96           1.32           175.78          0.0443
                      09/30/95   (3)     0.01            82.48             -
Flexible Income
Class A               10/31/96   (1)     6.15            16.16             -
                      9/30/96            6.46           135.38             -
                      9/30/95            7.03           149.58             -
                      9/30/94    (7)     6.57           105.40             -
                      9/30/93            7.76           138.86             -
Class B               10/31/96   (1)     5.50            16.16             -
                      9/30/96            5.81           135.38             -
Class C               10/31/96   (1)     5.60            16.16             -
                      9/30/96            5.91           135.38             -
                      9/30/95            6.48           149.58             -
                      9/30/94    (7)     6.03           105.40             -
Income Plus
Class A               10/31/96   (1)     5.60             1.58             -
                      9/30/96            6.89            65.96             -
                      9/30/95            7.53            25.07             -
                      9/30/94            7.35            48.12             -
                      9/30/93            7.73            54.51             -
Class B               10/31/96   (1)     4.95             1.58             -
                      9/30/96            6.24            65.96             -
Class C               10/31/96   (1)     5.05             1.58             -
                      9/30/96            6.34            65.96             -
                      9/30/95            6.98            25.07             -
                      9/30/94            5.16            48.12             -
Tax-Exempt
Class A               10/31/96   (1)     4.60             3.79             -
                      9/30/96            4.88            71.05             -
                      9/30/95            4.83           126.48             -
                      9/30/94            4.83            59.84             -
                      9/30/93            4.83            91.03             -
Class B               10/31/96   (1)     3.94             3.79             -
                      9/30/96            4.23            71.05             -
Class C               10/31/96   (1)     4.34             3.79             -
                      9/30/96            4.63            71.05             -
                      9/30/95            4.58           126.48             -
                      9/30/94            4.58            59.84             -

See notes to the financial highlights.
The notes to financial statements are an integral part of these statements.





FINANCIAL HIGHLIGHTS  (continued)

Notes to Financial Highlights

 (1)  For the one month ended October 31, 1996.

 (2) Distributions from net realized capital gains include distributions in excess of current net realized capital gains.

 (3)  From commencement of operations, December 2, 1994.

 (4) Dividends from net investment income include distributions in excess of current net investment income.

 (5)  From commencement of operations, September 20, 1996.

 (6)  From commencement of operations, February 1, 1996.

 (7) On October 1, 1993, Flexible Income Class A initiated a 12b-1 plan of distribution.

 (8) Total return has been calculated for the period ended September 30, 1996 without deduction of a sales load, if any, on an initial purchase for Class A or
        Class T shares.

 (9)  Ratio of expenses to average net assets include:
        Gross expenses (expenses less amounts waived/reimbursed by the investment adviser)
        Without reimbursement expenses (expenses without waived/reimbursed amounts by the investment adviser)
        Net expenses (expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custody earnings credits)

 (10)  Short periods (where applicable) are annualized.

 (11) This rate is calculated by dividing the lesser of the portfolio's respective long-term purchases or sales by the average value of it's Portfolio's long-term investments during the period. Growth acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation.  Short periods (where applicable) are not annualized.

(12) This rate is calculated by dividing total commissions paid on purchases and sales of securities during the period by total shares purchased or sold in those same transactions and is reported for periods ended September 30, 1996 and forward to the extent that commissionable trades constitute more than 10% of the average net assets for the period.


IDEX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996

NOTE 1.     Organization:

     IDEX Series Fund ("IDEX Series") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Series is comprised of eleven portfolios (each a "Portfolio" and collectively the "Portfolios"):
IDEX Aggressive Growth Portfolio ("Aggressive Growth"), IDEX Capital Appreciation Portfolio ("Capital Appreciation"), IDEX Global Portfolio ("Global"), IDEX Growth Portfolio ("Growth"), IDEX C.A.S.E. Portfolio ("C.A.S.E."), IDEX Tactical Asset Allocation Portfolio ("Tactical Asset Allocation"), IDEX Equity-Income Portfolio ("Equity-Income"), IDEX Balanced Portfolio ("Balanced"), IDEX Flexible Income Portfolio ("Flexible Income"), IDEX Income Plus Portfolio ("Income Plus"), and IDEX Tax-Exempt Portfolio ("Tax-Exempt"). All Portfolios are diversified except Capital Appreciation. Aggressive Growth, Capital Appreciation, Balanced and Equity-Income commenced investment operations on December 2, 1994. Tactical Asset Allocation and C.A.S.E. commenced investment operations on October 1, 1995 and February 1, 1996, respectively. On September 20, 1996, IDEX II Series Fund changed its name to IDEX Series Fund.

     Each Portfolio of IDEX Series is authorized to offer investors a choice of three classes of shares (four classes of shares for Growth; Class T shares is closed to new investors), each with a public offering price that reflects different sales charges, if any, and expense levels. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive rights with respect to its distribution plan or any other matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on a simultaneous equation methodology. Dividends and other distributions are calculated in a similar manner and are paid at the same time for each class of shares.

     On September 20, 1996, Growth acquired all the net assets of IDEX Fund and IDEX Fund 3 pursuant to a plan of reorganization approved by the shareholders of IDEX Fund and IDEX Fund 3 on September 16, 1996. The acquisition was accomplished by a tax-free exchange of 26,208,265 shares of Growth Portfolio Class T (valued at $582,705,330) for the 17,475,657 and 10,165,001 shares of
IDEX Fund and IDEX Fund 3, respectively, outstanding on September 20, 1996. The net assets of IDEX Fund and IDEX Fund 3 ($399,060,417 and $182,740,970, respectively), including $190,375,384 of appreciation and $8,828,848 of depreciation of the combined investments of IDEX Fund and IDEX Fund 3, were combined with those of the Growth Portfolio. The aggregate net assets of the Growth Portfolio immediately after the acquisition aggregated $1,162,128,057.

     On October 1, 1996, IDEX Series Fund changed its fiscal year end from September 30 to October 31.


NOTE 2.     Significant Accounting Policies:

     The following is a summary of significant accounting policies followed consistently by the Portfolios in the preparation of their financial statements; the policies are in conformity with generally accepted accounting principles.

A. Security valuations: Investments of the Portfolios traded on a national securities exchange and the NASDAQ National Market System are stated at the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Long-term debt securities are valued by major independent providers of pricing services. Short-term debt securities are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such manner as the sub-advisers, under the supervision of the Board of Trustees, decide in good faith.

B. Security transactions and related investment income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes; interest income is recorded on the accrual basis, including amortization of premium and discount. Original issue discount (as defined in the Internal Revenue Code) and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.

C. Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current period. Foreign denominated assets and the use of forward contracts may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

D. Federal taxes: It is the policy of the Portfolios to distribute all income and realized net capital gains to shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. In addition, the Portfolios intend to pay distributions as required to avoid excise taxes. Accordingly, no provisions have been made for Federal taxes.

E. Distributions to shareholders: Dividends and distributions are recorded by the Portfolios on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Portfolio earnings and shareholder distributions are reclassified as necessary among components of net assets. Additionally, certain amounts have been reclassified between undistributed net investment income and undistributed net realized gains to more appropriately conform financial accounting and tax characterizations of dividend distributions.

F.   Estimates:  The preparation of financial statements in accordance with
generally accepted accounting principles requires management     to make
estimates and assumptions that affect the reported amounts and disclosures in
the financial statements.  Actual results could   differ from those estimates.


NOTE 3.     Investment Advisory and Other Payments To/From Affiliates:

Idex Management, Inc. ("IMI") is the investment adviser for Capital Appreciation, Global, Growth, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, C.A.S.E., Tactical Asset Allocation, Equity-Income, Income Plus and Tax-Exempt. In addition, ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI is owned equally by AUSA Holding Company ("AUSA") and Janus Capital Corporation ("JCC"). ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned subsidiary of AEGON N.V., a Netherlands corporation.

Each eligible Trustee of the IDEX Series who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Trustees of IDEX Series Fund (the Plan). Under the Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series. Invested plan amounts are included in other assets. The total liability for deferred compensation to Trustees under the Plan at October 31, 1996, is included in other liabilities in the accompanying Statement of Assets and Liabilities and was as follows:

Aggressive Growth      $    1,063  Equity-Income       $    590
Capital Appreciation          939  Balanced                 394
Global                      5,877  Flexible Income          755
Growth                     47,635  Income Plus            2,798
C.A.S.E.                      128  Tax-Exempt             1,052
Tactical Asset Allocation     680          Total         61,911

Under each Portfolio's Management and Investment Advisory Agreement, the Portfolios pay management fees based upon average daily net assets to their respective investment advisers. The Portfolios will be reimbursed by their advisers to the extent that certain operating expenses exceed the lesser of a stated annual limitation or any limitation imposed by the most restrictive state law. The Portfolios have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee based on daily net assets is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Portfolios reimburse IIS for transfer agent expenses and pay fees which include a monthly per open account fee of $1.2583 plus $2.63 for each new account opened.


Payments To/From Affiliates (continued):


     For the period ended October 31, 1996:
               Mgmt    Exp        12b-1 Fees         ISI Underwriter    Cntngnt
               Fee(1) Limit(2) Cls A  Cls B  Cls C   Received Retained   Sales
                                                                         Charge
Aggressive
  Growth       1.00%   1.50%  0.35%  1.00%   0.90% $   25,967  $ 3,677  $   25
Capital
  Appreciat    1.00%   1.50%  0.35%  1.00%   0.90%     47,565    8,052      29
Global         1.00%   2.00%  0.35%  1.00%   0.90%    150,015   20,964      46
Growth         1.00%   1.50%  0.35%  1.00%   0.90%    191,780   28,146      39
C.A.S.E.       1.00%   1.50%  0.35%  1.00%   0.90%      4,356      642      -
Tactical
  Asset
  Allocat      1.00%   1.50%  0.35%  1.00%   0.90%     22,282    2,742     125
Equity-
  Income       1.00%   1.50%  0.35%  1.00%   0.90%     19,976    3,617      60
Balanced       1.00%   1.50%  0.35%  1.00%   0.90%     13,157    2,118      57
Flexible
  Income       0.90%   1.50%  0.35%  1.00%   0.90%      2,509      444      98
Income Plus    0.60%   1.25%  0.35%  1.00%   0.90%      7,845    1,393      56
Tax-Exempt     0.60%   0.65%  0.35%  1.00%   0.60%      2,189      410      -

 (1) The rates for Aggressive Growth, Capital Appreciation, Global, Growth, C.A.S.E., Tactical Asset Allocation, Equity-Income, and Balanced apply to the first $750 million in average net assets. The rate for Flexible Income applies to the first $100 million in average net assets.
(2) The rate for Aggressive Growth, Capital Appreciation, Global, Equity-Income and Balanced is 2.50% on the first $30 million, 2.00% on the next $70 million and 1.50% of average net assets thereafter.
(3)  Underwriter commissions relate only to front-end sales charges imposed for
Class A and Class T shares and contingent deferred sales charges imposed   on
Class B share redemptions.


NOTE 4.     Investment Transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended October 31, 1996 were as follows:


                               Non-U.S.    Non-U.S.
                              Government  Government   Government    Government
                              purchases     sales      purchases      sales
Aggressive Growth        $    3,527,390  $ 2,313,788   $    -      $       -
Capital Appreciation          2,507,386    2,311,027   995,127      1,095,941
Global                        3,442,970   13,975,234        -         450,000
Growth                       43,308,764   49,601,528        -              -
C.A.S.E.                        990,004      495,014        -              -
Tactical Asset Allocation       905,780      337,144        -          60,000
Equity-Income                 1,027,416      797,354        -              -
Balanced                        596,917      837,720   502,188             -
Flexible Income               2,322,395    3,954,020   403,894             -
Income Plus                   1,000,000    4,801,423        -              -
Tax-Exempt                      924,500    1,218,320        -              -



NOTE 5.     Futures, Forward Currency Contracts And Other Derivative
Transactions:

     When a Portfolio enters into a stock index or U.S. Treasury securities futures contract, the Portfolio is required to pledge to the broker an amount of U.S. Government securities, equal to a portion of the contract's value, as "initial margin" on the contract. Subsequently, the Portfolio receives or makes delivery of cash equal to a specific dollar amount times the difference between the stock index value (or for Treasury securities futures, the per-contract value) at the close of the valuation day and the contract's opening strike price. These payments, called "variation margin", are recorded by the Portfolio as unrealized gains or losses. To the extent variation margin is unsettled and is due to or owed by the Portfolio on open futures contracts, a receivable or payable will exist and is included in other assets in the Statement of Assets
and Liabilities and indicated in the Schedule of Investments.    When a futures
contract expires or is closed, the Portfolio may realize a gain or loss. Realized net loss on futures contracts for the fiscal year ended October 31, 1996 was $21,320 for Flexible Income.

Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a specified financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

     Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


NOTE 6.     Information for Federal Income Tax Purposes:


At September 30, 1996:

               Realized
                  net
                capital
                 gain
                (loss)
                for the
                 period                                              Net
                 ended   Cost of       Unrealized    Unrealized   unrealized
               September securities   appreciation  depreciation appreciation
               30, 1996
Aggressive
  Growth      $  256,269 $ 22,486,630  $  4,176,107  $  (711,328) $ 3,464,779
Capital
 Appreciation   (68,919)   20,350,099     3,462,603     (427,385)   3,035,218
Global         2,462,102  125,448,656    24,459,178   (2,262,696)  22,196,482
Growth        17,955,266  829,002,810   342,690,111  (16,979,409) 325,710,702
C.A.S.E.          11,980    3,502,044       167,518      (44,116)     123,402
Tactical
 Asset
 Allocation       13,874   17,496,238       990,581     (288,877)     701,704
Equity-Income     36,587   13,846,568     1,469,028     (151,160)   1,317,868
Balanced          70,956    9,626,008       778,671     (144,474)     634,197
Flexible Income   56,485   17,927,418       454,442      (88,484)     365,958
Income Plus      226,859   66,270,029     2,943,111     (756,417)   2,186,694
Tax-Exempt         (766)   25,184,865       411,968      (94,474)     317,494

Realized net capital gains available to distribute will be paid to shareholders in December, 1996. Capital loss carryforwards utilized by Flexible Income during the fiscal year ended October 31, 1996 were $56,485. Capital loss carryforwards for Aggressive Growth, Capital Appreciation and Tax-Exempt aggregated $2,547,037, $68,919 and $766, respectively, and are available through October 31, 2004. Capital loss carryforwards for Flexible Income aggregated $2,740,919 and are available to offset future realized net capital gains through October 31, 1997; of this amount, $480,919 is available through October 31, 1998 and $188,609 is available through October 31, 2002. Flexible Income and C.A.S.E. will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.


IDEX  Series Fund
Report of Independent Accountants


To the Trustees and Shareholders of
IDEX  Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting IDEX Series Fund (hereafter referred to as the "Fund") at October 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Kansas City, Missouri
November 25, 1996




IDEX SERIES FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION
September 30, 1996
(unaudited)


The following dividend information for the period ended September 30, 1996, is being provided according to notice requirements under Internal
Revenue Code section 852; however, refer to Form 1099-DIV information to prepare income tax returns.

FOR INDIVIDUAL/OTHERS

     Record              Ordinary  Long-term
     Date      Total     Income    Capital Gain

Aggressive Growth
Portfolio
Class A               12/22/95       1.02191     1.02191          -
Class B               12/22/95       1.02191     1.02191          -
Class C               12/22/95       1.02191     1.02191          -

Capital Appreciation
Portfolio
Class A               12/22/95       0.87764     0.87764          -
                       6/14/96       0.01682     0.01682          -
                                     0.89446     0.89446          -

Class B               12/22/95       0.80747     0.80747          -
                       6/14/96       0.01682     0.01682          -
                                     0.82429     0.82429          -

Class C               12/22/95       0.81827     0.81827          -
                       6/14/96       0.01682     0.01682          -
                                     0.83509     0.83509          -

Global Portfolio
Class A               12/22/95       0.62394     0.10588      0.51806
Class B               12/22/95       0.62394     0.10588      0.51806
Class C               12/22/95       0.62394     0.10588      0.51806

Growth Portfolio
Class A               12/22/95       3.13932     1.53124      1.60808
                       9/17/96       2.03858         -        2.03858
                                     5.17790     1.53124      3.64666

Class B               12/22/95       3.13932     1.53124      1.60808
                       9/17/96       2.03858         -        2.03858
                                     5.17790     1.53124      3.64666

Class C               12/22/95       3.13932     1.53124      1.60808
                       9/17/96       2.03858         -        2.03858
                                     5.17790     1.53124      3.64666

Tactical Asset
Allocation Portfolio
Class A               12/22/95       0.02443     0.02443          -
                       3/14/96       0.01513     0.01513          -
                       6/14/96       0.01773     0.01773          -
                       9/13/96       0.01772     0.01772          -
                                     0.07501     0.07501          -

Class B               12/22/95       0.00822     0.00822          -
                       3/14/96       0.00040     0.00040          -
                       6/14/96       0.00015     0.00015          -
                       9/13/96       0.00012     0.00012          -
                                     0.00889     0.00889          -

Class C               12/22/95       0.01071     0.01071          -
                       3/14/96       0.00267     0.00267          -
                       6/14/96       0.00286     0.00286          -
                       9/13/96       0.00282     0.00282          -
                                     0.01906     0.01906          -

Equity-Income
Portfolio
                      12/22/95       0.19710     0.19710          -
                       3/14/96       0.03104     0.03104          -
                       6/14/96       0.04827     0.04827          -
                       9/13/96       0.04849     0.04849          -
                                     0.32490     0.32490          -

                      12/22/95       0.17462     0.17462          -
                       3/14/96       0.01389     0.01389          -
                       6/14/96       0.02761     0.02761          -
                       9/13/96       0.02727     0.02727          -
                                     0.24339     0.24339          -

                      12/22/95       0.17808     0.17808          -
                       3/14/96       0.01653     0.01653          -
                       6/14/96       0.03079     0.03079          -
                       9/13/96       0.03053     0.03053          -
                                     0.25593     0.25593          -

Balanced Portfolio
Class A               12/22/95       0.32965     0.32965          -
                       3/14/96       0.03903     0.03903          -
                       6/14/96       0.06965     0.06965          -
                       9/13/96       0.05570     0.05570          -
                                     0.49403     0.49403          -

Class B               12/22/95       0.30763     0.30763          -
                       3/14/96       0.02208     0.02208          -
                       6/14/96       0.04955     0.04955          -
                       9/13/96       0.03514     0.03514          -
                                     0.41440     0.41440          -

Class C               12/22/95       0.31102     0.31102          -
                       3/14/96       0.02469     0.02469          -
                       6/14/96       0.05264     0.05264          -
                       9/13/96       0.03830     0.03830          -
                                     0.42665     0.42665          -



                      10/13/95       0.04402     0.04402          -
Flexible Income
Portfolio             11/14/95       0.04567     0.04567          -
Class A               12/22/95       0.06416     0.06416          -
                       1/12/96       0.02514     0.02514          -
                       2/14/96       0.04971     0.04971          -
                       3/14/96       0.04847     0.04847          -
                       4/12/96       0.04925     0.04925          -
                       5/14/96       0.04931     0.04931          -
                       6/14/96       0.05454     0.05454          -
                       7/12/96       0.04817     0.04817          -
                       8/14/96       0.05048     0.05048          -
                       9/13/96       0.05105     0.05105          -
                                     0.57997     0.57997          -

                      10/13/95       0.03897     0.03897          -
                      11/14/95       0.04072     0.04072          -
Class B               12/22/95       0.05657     0.05657          -
                       1/12/96       0.02230     0.02230          -
                       2/14/96       0.04451     0.04451          -
                       3/14/96       0.04359     0.04359          -
                       4/12/96       0.04424     0.04424          -
                       5/14/96       0.04448     0.04448          -
                       6/14/96       0.04955     0.04955          -
                       7/12/96       0.04369     0.04369          -
                       8/14/96       0.04553     0.04553          -
                       9/13/96       0.04587     0.04587          -
                                     0.52002     0.52002          -


                      10/13/95       0.03974     0.03974          -
                      11/14/95       0.04148     0.04148          -
Class C               12/22/95       0.05774     0.05774          -
                       1/12/96       0.02273     0.02273          -
                       2/14/96       0.04531     0.04531          -
                       3/14/96       0.04434     0.04434          -
                       4/12/96       0.04501     0.04501          -
                       5/14/96       0.04522     0.04522          -
                       6/14/96       0.05032     0.05032          -
                       7/12/96       0.04438     0.04438          -
                       8/14/96       0.04629     0.04629          -
                       9/13/96       0.04667     0.04667          -
                                     0.52923     0.52923          -



                      10/13/95       0.05587     0.05587          -
Income Plus Portfolio 11/14/95       0.05867     0.05867          -
Class A               12/22/95       0.08643     0.08643          -
                       1/12/96       0.03219     0.03219          -
                       2/14/96       0.06441     0.06441          -
                       3/14/96       0.05457     0.05457          -
                       4/12/96       0.05749     0.05749          -
                       5/14/96       0.05881     0.05881          -
                       6/14/96       0.05740     0.05740          -
                       7/12/96       0.05948     0.05948          -
                       8/14/96       0.06137     0.06137          -
                       9/13/96       0.06357     0.06357          -
                                     0.71026     0.71026          -

                      10/13/95       0.05017     0.05017          -
                      11/14/95       0.05311     0.05311          -
Class B               12/22/95       0.07801     0.07801          -
                       1/12/96       0.02906     0.02906          -
                       2/14/96       0.05867     0.05867          -
                       3/14/96       0.04915     0.04915          -
                       4/12/96       0.05187     0.05187          -
                       5/14/96       0.05337     0.05337          -
                       6/14/96       0.05179     0.05179          -
                       7/12/96       0.05444     0.05444          -
                       8/14/96       0.05578     0.05578          -
                       9/13/96       0.05770     0.05770          -
                                     0.64312     0.64312          -

                      10/13/95       0.05104     0.05104          -
                      11/14/95       0.05396     0.05396          -
Class C               12/22/95       0.07931     0.07931          -
                       1/12/96       0.02954     0.02954          -
                       2/14/96       0.05956     0.05956          -
                       3/14/96       0.04999     0.04999          -
                       4/12/96       0.05273     0.05273          -
                       5/14/96       0.05421     0.05421          -
                       6/14/96       0.05265     0.05265          -
                       7/12/96       0.05521     0.05521          -
                       8/14/96       0.05664     0.05664          -
                       9/13/96       0.05861     0.05861          -
                                     0.65345     0.65345          -


                                                 Exempt-
                        Record                 Interest     Long-term
                          Date         Total  Dividends(1)  Capital Gain

                      10/13/95       0.04797     0.04797          -
Tax-Exempt Portfolio  11/14/95       0.05118     0.05118          -
Class A               12/22/95       0.13110     0.13110          -
                       1/12/96       0.02432     0.02432          -
                       2/14/96       0.04998     0.04998          -
                       3/14/96       0.04819     0.04819          -
                       4/12/96       0.04742     0.04742          -
                       5/14/96       0.04566     0.04566          -
                       6/14/96       0.04639     0.04639          -
                       7/12/96       0.04524     0.04524          -
                       8/14/96       0.04699     0.04699          -
                       9/13/96       0.04673     0.04673          -
                                     0.63117     0.63117          -

                      10/13/95       0.04168     0.04168          -
                      11/14/95       0.04506     0.04506          -
Class B               12/22/95       0.12173     0.12173          -
                       1/12/96       0.02084     0.02084          -
                       2/14/96       0.04366     0.04366          -
                       3/14/96       0.04224     0.04224          -
                       4/12/96       0.04131     0.04131          -
                       5/14/96       0.03973     0.03973          -
                       6/14/96       0.04021     0.04021          -
                       7/12/96       0.03973     0.03973          -
                       8/14/96       0.04085     0.04085          -
                       9/13/96       0.04029     0.04029          -
                                     0.55733     0.55733          -

                      10/13/95       0.04555     0.04555          -
                      11/14/95       0.04883     0.04883          -
Class C               12/22/95       0.12750     0.12750          -
                       1/12/96       0.02298     0.02298          -
                       2/14/96       0.04755     0.04755          -
                       3/14/96       0.04590     0.04590          -
                       4/12/96       0.04507     0.04507          -
                       5/14/96       0.04338     0.04338          -
                       6/14/96       0.04401     0.04401          -
                       7/12/96       0.04312     0.04312          -
                       8/14/96       0.04463     0.04463          -
                       9/13/96       0.04425     0.04425          -
                                     0.60277     0.60277          -


(1) Tax-Exempt Portfolio is a municipal bond portfolio, therefore, for tax purposes, the dividends declared are considered exempt-interest dividends, exempt from Federal income tax.



IDEX SERIES FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION (continued)
September 30, 1996
(unaudited)


QUALIFYING DIVIDENDS  - FOR CORPORATIONS ONLY

RECORD DATE                          10-13-95    11-14-95     12-22-95
Capital Appreciation
   Class A Shares                        -           -        0.03511
   Class B Shares                        -           -        0.03230
   Class C Shares                        -           -        0.03273

Equity-Income
   Class A Shares                        -           -        0.08901
   Class B Shares                        -           -        0.07886
   Class C Shares                        -           -        0.08042

Balanced
   Class A Shares                        -           -        0.06541
   Class B Shares                        -           -        0.06104
   Class C Shares                        -           -        0.06171

Tactical Asset Allocation
   Class A Shares                        -           -        0.00676
   Class B Shares                        -           -        0.00228
   Class C Shares                        -           -        0.00297

Income Plus
   Class A Shares                    0.00034     0.00035      0.00052
   Class B Shares                    0.00030     0.00032      0.00047
   Class C Shares                    0.00031     0.00032      0.00048

RECORD DATE                           1-12-96     2-14-96      3-14-96
Capital Appreciation
   Class A Shares                        -           -            -
   Class B Shares                        -           -            -
   Class C Shares                        -           -            -

Equity-Income
   Class A Shares                        -           -        0.01402
   Class B Shares                        -           -        0.00627
   Class C Shares                        -           -        0.00747

Balanced
   Class A Shares                        -           -        0.00774
   Class B Shares                        -           -        0.00438
   Class C Shares                        -           -        0.00490

Tactical Asset Allocation
   Class A Shares                        -           -        0.00419
   Class B Shares                        -           -        0.00011
   Class C Shares                        -           -        0.00074

Income Plus
   Class A Shares                    0.00019     0.00039      0.00033
   Class B Shares                    0.00017     0.00035      0.00030
   Class C Shares                    0.00018     0.00036      0.00030

RECORD DATE                           4-12-96     5-14-96      6-14-96
Capital Appreciation
   Class A Shares                        -           -        0.00067
   Class B Shares                        -           -        0.00067
   Class C Shares                        -           -        0.00067

Equity-Income
   Class A Shares                        -           -        0.02180
   Class B Shares                        -           -        0.01247
   Class C Shares                        -           -        0.01391

Balanced
   Class A Shares                        -           -        0.01382
   Class B Shares                        -           -        0.00983
   Class C Shares                        -           -        0.01044

Tactical Asset Allocation
   Class A Shares                        -           -        0.00491
   Class B Shares                        -           -        0.00004
   Class C Shares                        -           -        0.00079

Income Plus
   Class A Shares                    0.00035     0.00035      0.00034
   Class B Shares                    0.00031     0.00032      0.00031
   Class C Shares                    0.00032     0.00033      0.00032

RECORD DATE                           7-12-96     8-14-96      9-13-96
Capital Appreciation
   Class A Shares                        -           -            -
   Class B Shares                        -           -            -
   Class C Shares                        -           -            -

Equity-Income
   Class A Shares                        -           -        0.02190
   Class B Shares                        -           -        0.01232
   Class C Shares                        -           -        0.01379

Balanced
   Class A Shares                        -           -        0.01105
   Class B Shares                        -           -        0.00697
   Class C Shares                        -           -        0.00760

Tactical Asset Allocation
   Class A Shares                        -           -        0.00491
   Class B Shares                        -           -        0.00003
   Class C Shares                        -           -        0.00078

Income Plus
   Class A Shares                    0.00036     0.00037      0.00038
   Class B Shares                    0.00033     0.00034      0.00035
   Class C Shares                    0.00033     0.00034      0.00035


Corporate Deductions:     Under Federal tax law, the amounts reportable as
qualifying dividends are eligible for the dividends received deduction in the year received as provided by section 243 of the Internal Revenue Code. The tax status of dividends paid will be reported to recipients of form 1099-DIV after the close of the applicable calendar year. Shareholders are advised to consult their tax adviser concerning the tax treatment of dividends and distributions paid by the Portfolios.


To the Former Shareholders of IDEX Fund and IDEX Fund 3:


IDEX Fund and IDEX Fund 3 held a special meeting of shareholders on September 16, 1996. The matter voted upon at the meeting was to approve the reorganization of IDEX Fund and IDEX Fund 3 into IDEX Series Growth Portfolio Class T Shares.

The shares voted were as follows:

                         Affirmative    Against        Abstain

     IDEX Fund           9,237,549      224,982        340,455

     IDEX Fund 3         4,870,881      192,454        284,630


Because the proposal was non-routine there were no broker non-votes calculated.




IDEX Series Fund


TRUSTEES
Peter R. Brown Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
S.  Pasadena, Florida Retired; former President/CEO,
T.  Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina Retired; former President of the Avionics Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer of the Fund;
President and Chief Executive Officer of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

Julian Lerner
Dallas, Texas
Advisor to the Board of Associated Financial Group;
former Investment Consultant and Senior Vice President, AIM Capital Management

William W. Short, Jr.
Largo, Florida
Chairman, Southern Apparel Corporation and S.A.C. Distributors
Jack E. Zimmerman

Dayton, Ohio
Retired; former Director, Regional Marketing, Martin Marietta Corporation

TRANSFER AGENT

Idex Investor Services, Inc. P.O. Box 9015
Clearwater, Florida  34618-9015

OFFICERS
John R. Kenney

Chairman of the Board

G.   John Hurley
President and Chief
Executive Officer

Thomas R. Moriarty
Senior Vice President

William H. Geiger
Vice President and Assistant Secretary

Ronald L. Hall
Senior Vice President - Sales & Marketing

Becky A. Ferrell
Vice President, Counsel and Secretary

Christopher G. Roetzer
Assistant Vice President and Principal Accounting Officer

Richard B. Franz II
Treasurer

CORPORATE ADDRESS
201 Highland Avenue Largo, Florida  34640

CUSTOMER SERVICE
(800) 851-9777

Hours: 8 a.m. to 7 p.m. Eastern time
IDEX Assist Line

(800) 421-IDEX (4339)
24-hour automated account information

INVESTMENT ADVISERS
Idex Management, Inc.
201 Highland Avenue Largo, Florida  34640

InterSecurities, Inc.
201 Highland Avenue Largo, Florida  34640

SUB-ADVISERS
AEGON USA Investment Management, Inc.
4333 Edgewood Road, N.E. Cedar Rapids, Iowa  52499

C.A.S.E. Management, Inc.
2255 Glades Road, Suite 221-A
Boca Raton, Florida 33431

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423

Fred Alger Management, Inc.
30 Montgomery Street
Jersey City, New Jersey 07302

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600 Ft. Worth, Texas 76102

PRINCIPAL UNDERWRITER
InterSecurities, Inc.
201 Highland Avenue Largo, Florida 34640

CUSTODIAN
Investors Fiduciary Trust Company
Kansas City, Missouri  64105

Please send all correspondence to the Transfer Agent

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway
Kansas City, Missouri  64105

If you receive duplicate mailings because you have more than one account in the same Portfolio or in the IDEX Series Fund, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service at (800) 851-9777.